UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6294
                                                     ---------------------

              Nuveen California Select Quality Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: February 28
                                           ------------------

                  Date of reporting period: February 28, 2010
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                          [LOGO]
                                                                          NUVEEN
                                                                     INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds
IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report February
28, 2010

-----------------------------------------------------------------------------------------------
  NUVEEN CALIFORNIA      NUVEEN CALIFORNIA      NUVEEN CALIFORNIA       NUVEEN CALIFORNIA
  MUNICIPAL VALUE        MUNICIPAL VALUE        PERFORMANCE PLUS        MUNICIPAL MARKET
  FUND, INC.             FUND 2                 MUNICIPAL FUND, INC.    OPPORTUNITY FUND, INC.
  NCA                    NCB                    NCP                     NCO

-----------------------------------------------------------------------

  NUVEEN CALIFORNIA      NUVEEN CALIFORNIA      NUVEEN CALIFORNIA
  INVESTMENT QUALITY     SELECT QUALITY         QUALITY INCOME
  MUNICIPAL FUND,        MUNICIPAL              MUNICIPAL
  INC.                   FUND, INC.             FUND, INC.
  NQC                    NVC                    NUC

                                                                        February

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                                                                          [LOGO]
                                                               NUVEEN
                                                                     INVESTMENTS

Chairman's
Letter to Shareholders

[IMAGE]

DEAR SHAREHOLDER,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The largest source of economic uncertainty is the potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion carried out to deal with the financial and economic crisis of 2008. Consequently, the implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen's investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment.

Over the last twelve months, the Nuveen leveraged municipal closed-end funds continued to make progress in refinancing their auction rate preferred shares
(ARPS). By the fall of 2009, all of the Nuveen taxable closed-end Funds had completed redemption of their ARPS at par value. As of March 31, 2010, approximately 40% of the municipal ARPS issued by the Nuveen Funds also had been redeemed. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the
Board April 19, 2010

                                                            Nuveen Investments 1

Portfolio Manager's Comments

Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP) Nuveen California Municipal Market Opportunity Fund, Inc. (NCO) Nuveen California Investment Quality Municipal Fund, Inc. (NQC) Nuveen California Select Quality Municipal Fund, Inc. (NVC) Nuveen California Quality Income Municipal Fund, Inc. (NUC)

PORTFOLIO MANAGER SCOTT ROMANS REVIEWS ECONOMIC AND MUNICIPAL MARKET CONDITIONS AT BOTH THE NATIONAL AND STATE LEVELS, KEY INVESTMENT STRATEGIES, AND THE TWELVE-MONTH PERFORMANCE OF THE NUVEEN CALIFORNIA MUNICIPAL FUNDS. SCOTT, WHO JOINED NUVEEN IN 2000, HAS MANAGED NCA, NCP, NCO, NQC, NVC AND NUC SINCE 2003. IN APRIL 2009, HE ADDED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE NEW NUVEEN CALIFORNIA MUNICIPAL VALUE FUND 2 (NCB).

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH REPORTING PERIOD ENDED FEBRUARY 28, 2010?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, there continued to be considerable downward pressure on the economy, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve overall economic conditions. The Fed kept the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. In February 2009, the federal government passed a $787 billion economic stimulus package. At its meeting in March 2010 (after the close of its reporting period), the Fed pledged to keep the fed funds rate "exceptionally low" for an "extended period."

In recent months, these and other measures taken by the Fed and the government to ease the economic recession have produced some incipient signs of improvement. In the fourth quarter of 2009, the U.S. gross domestic product
(GDP) grew at an annualized rate of 5.6%, the fastest pace in six years. This was the second quarter in a row that the economy posted positive growth, following four quarters of contraction. Housing prices also provided a bright spot between May 2009 and January 2010 by recording nine consecutive months of positive returns (on a seasonally adjusted basis) after three years of decline. At the same time, inflation remained relatively tame, as the Consumer Price Index (CPI) rose 2.1 %. The core CPI (which excludes food and energy) rose 1.3% over the year, within the Fed's unofficial objective of 2.0% or lower for this measure. Since the

--------------------------------------------------------------------------------
CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments
recession began in December 2007, the U.S. economy has lost a total of 8.4 million jobs, the biggest decline since the Great Depression. While labor markets remained weak, recent months saw a slight improvement. As of February 2010, the national unemployment rate was 9.7%, up from 8.2% in February 2009 but down from the 26-year high of 10.1 % in October 2009.

Municipal market conditions began to show general signs of improvement throughout most of the period. This trend was bolstered by the reduced supply of tax-exempt municipal debt in the marketplace, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds currently offer municipal issuers a federal subsidy equal to 35% of the security's interest payments and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. Between April 2009 and the end of this reporting period, taxable Build America Bonds issuance totaled $78.2 billion, accounting for 20% of new bonds issued in the municipal market during that time. Over the twelve months ended February 28, 2010, municipal bond issuance nationwide--both tax-exempt and taxable--totaled $423.1 billion, an increase of 7.3% compared with the twelve-month period ended February 28, 2009. Demand for tax-exempt bonds remained strong during this period and, combined with lower tax-exempt supply, provided support for municipal bond prices.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN CALIFORNIA DURING THIS PERIOD?

California continued to struggle to emerge from a deep recession, which was driven in part by the severe correction in the state's housing market. As of February 2010, California's unemployment rate had risen to 12.5%, up from 10.2% in February 2009. On the positive side, California's economy remained relatively diverse and exports continue to grow based on improving global demand, especially for the state's technology products. According to the Standard & Poor's (S&P)/Case-Shiller home price index of 20 major metropolitan areas, home prices in San Francisco, San Diego and Los Angeles rose 9.0%, 5.9%, and 3.9%, respectively, during the twelve months ended January 2010, compared with an average decline of 0.7% nationally. The increases in home value in these three cities contrasted sharply with their declines for the twelve months ended January 2009, which ranged from 25% to 32%. During the summer of 2009, the state closed a gap in the fiscal 2009-2010 budget using an assortment of one-time measures, which led to the reappearance of the same kinds of deficit problems in the fiscal 2010-2011 budget. For the 2010-2011 budget, California faces a total shortfall of almost $20 billion. Plans called for closing that gap by cutting spending on health and human services, welfare, transportation and environmental programs as well as by generating additional revenue through the rollback of recent corporate tax breaks and expansion of oil drilling off the Santa Barbara coast. In addition, the state proposed asking the federal government for increased funds to help cover costs for Medicaid, imprisoning illegal immigrants and implementing federal education mandates. After billions of dollars in cuts to school funding in California in recent years, spending for public schools and colleges, which accounted for $36 billion of expenditures in the 2010-2011 budget, would be protected under the current plan.


                                                            Nuveen Investments 3

As of February 2010, Moody's, S&P and Fitch rated California general obligation
(GOs) bonds at Baa1, A- and BBB, respectively. These ratings reflected Moody's downgrades to A2 from A1 in March 2009 and to Baa1 from A2 in July 2009. In January 2010, S&P lowered California's GO rating to A- from A. Fitch, which had rated California GOs at A+ in February 2009, downgraded its rating three times during this period--in March, June and July 2009. All three rating agencies cited the state's severe fiscal imbalance and continued budgetary stress as reasons for the downgrades. For the twelve months ended February 28, 2010, municipal issuance in California totaled $74.0 billion, an increase of 42% from the previous twelve months. California remained the largest state issuer in the nation, representing approximately 17.5% of total issuance nationwide for the twelve months ended February 2010.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THIS REPORTING PERIOD?

As previously mentioned, the availability of new tax-exempt supply declined during this period, due in part to the introduction of taxable Build America Bonds in April 2009. Although total municipal issuance--including tax-exempt as well as taxable issuance--was up substantially in California for the twelve months ended February 28, 2010, Build America Bonds accounted for more than 83% of the increase. With $18.3 billion in Build America Bonds issued in the state during this period, California ranked as the largest user of these bonds among the 50 states. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for the tax-exempt California Funds.

Given the constrained supply, we continued to find attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, the California Funds purchased health care, health care district and public utilities bonds. Tax-exempt supply was usually more plentiful in the health care sector because hospitals generally do not qualify for the Build America Bond program and so must continue to issue bonds in the tax-exempt municipal market. In addition, health care entities in California were active issuers during this period, as they sought to replace variable rate issuance with fixed rates. Although we had previously de-emphasized bonds issued by the State of California due to their exposure to the state's economic problems, we believed that California GOs and public works bonds (backed by appropriation debt of the state) offered good value as credit spreads on these bonds widened. As a result, the Funds became major purchasers of these state credits for the first time in a long while, especially during the last part of 2009.

Cash for new purchases during this period was generated largely by maturing or called bonds. In addition, the Funds took advantage of selected opportunities to sell a few pre-refunded and other bonds with very short maturities. In general, we tried to manage our purchase opportunities around anticipated cash flows.

As of February 28, 2010, all seven of these Funds continued to use inverse floating rate securities.(1) We employ inverse floaters as a form of leverage for a variety of reasons, including duration(2) management, income enhancement and total return enhancement.

--------------------------------------------------------------------------------
1 An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

2 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.


4 Nuveen Investments

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON
SHARE NET ASSET VALUE
FOR PERIODS ENDED 2/28/10                        1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
NCA(3)                                           12.85%       3.80%      5.63%
NCB(3)                                           14.34%*       N/A        N/A
NCP                                              18.20%       3.55%      6.18%
NCO                                              16.25%       3.26%      6.10%
NQC                                              18.21%       3.66%      6.33%
NVC                                              19.60%       4.16%      6.65%
NUC                                              16.84%       4.33%      6.45%

Standard & Poor's (S&P) California
  Municipal Bond Index(4)                         9.81%       3.95%      5.59%
Standard & Poor's (S&P) National Municipal
  Bond Index(5)                                  11.20%       4.32%      5.77%
LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS
  AVERAGE(6)                                     20.09%       2.84%      6.16%
--------------------------------------------------------------------------------

For the twelve months ended February 28, 2010, the total returns on common share net asset value (NAV) for all seven of these California Funds exceeded the returns for the Standard & Poor's (S&P) California Municipal Bond Index and the S&P National Municipal Bond Index and underperformed the Lipper California Municipal Debt Funds Average.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, the use of leverage was an important factor affecting the Funds' performances over this period. The primary reason that the returns of NCA and NCB trailed those of the other Funds for the twelve-month period was that these two Funds do not use structural leverage. The impact of leverage is discussed in more detail on page seven.

During this period, yields on tax-exempt bonds generally declined and bond prices rose, especially at the longer end of the municipal yield curve. As a result, longer-term bonds generally outperformed credits with shorter maturities. Overall, duration and yield curve positioning proved positive for the performances of these Funds. In general, the Funds were underexposed to the underperforming short end of the yield curve and tended to have heavier weightings in the longer part of the curve, which had a positive impact on performance. In particular, NCB benefited from the fact that it had the longest duration among these Funds. This was typical for a new Fund that had recently been invested in the longer end of the market. NCA, with a duration that was in line with its duration target, did not benefit as much from the environment of the past twelve months as did Funds with longer durations.

While duration and yield curve positioning played an important role in performance during these twelve months, credit exposure also had a significant impact. The demand for municipal bonds increased during this period, driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of tax-exempt municipal securities declined. As investors bid up municipal bond prices, bonds rated

--------------------------------------------------------------------------------

* NCB's cumulative return represents the period from its inception on April 28, 2009, through February 28, 2010.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

3 NCA and NCB do not issue auction rate preferred (Preferred) shares. the remaining five Funds in this report issue Prefered shares.

4 The Standard & Poor's (S&P) California Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade California municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

5 The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

6 The Lipper California Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 22 funds; 5-year, 22 funds; and 10-year, 14 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.


                                                            Nuveen Investments 5

BBB or below and non-rated bonds generally outperformed those rated AAA. In this environment, the Funds' performances benefited from their allocations of lower quality credits. This was especially true in NCA, NCP, NCO and NVC, all of which had relatively larger exposures to bonds rated BBB or lower and non-rated bonds.

Holdings that generally contributed to the Funds' performances during this period included industrial development revenue (IDR) and health care bonds. Revenue bonds as a whole performed well, with housing, transportation and public utilities among the sectors also outperforming the general municipal market for this period. In addition, zero coupon bonds and lower-rated tobacco bonds were among the strongest performers.

Pre-refunded bonds, which are typically backed by U.S. Treasury securities, performed relatively poorly during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of February 28, 2010, NUC and NCA had the heaviest exposures to pre-refunded bonds, while NCP had the smallest allocation, which benefited its performance. (NCB did not hold any pre-refunded bonds, which is typical for a newly established Fund.) Many general obligation bonds also failed to keep pace with the overall municipal market, while education, water and sewer, leasing and resource recovery trailed the other revenue sectors for the twelve months. The Funds generally had lower weightings in state and local GOs than the market as a whole, which lessened the impact of the under-performance of this sector on the Funds' returns. Our holdings of "dirt deal" bonds or land-secured bonds that finance public infrastructure costs for new developments, also generally performed poorly during this period.


6 Nuveen Investments

IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Leverage made a significant positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds except NCA and NCB issued ARPS to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multigenerational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds' Board of Directors/Trustees authorized several methods to refinance a portion of the Nuveen funds' outstanding ARPS. Some Funds have invested in tender option bonds
(TOBs), also known as floating rate securities. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of February 28, 2010, some Funds have issued Variable Rate Demand Preferred Shares (VRDP), but these issuances have been limited since it has been difficult to find liquidity providers on economically viable terms given the constrained credit environment. Some Funds have issued MuniFund Term Preferred Shares (MTP), a fixed-rate form of preferred stock with a mandatory redemption period of five years.


                                                            Nuveen Investments 7

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the Funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

As of February 28, 2010, the amount of ARPS redeemed by the Funds are as shown in the accompanying table. As noted previously, NCA and NCB do not issue ARPS.

As of February 28, 2010, and the since inception of the Funds' repurchase program the following Funds have cumulatively repurchased common shares as shown in the accompanying table.

                                                Auction Rate      % of Original
                                            Preferred Shares       Auction Rate
Fund                                                Redeemed   Preferred Shares
--------------------------------------------------------------------------------
NCP                                         $     14,825,000               14.0%
NCO                                         $     19,225,000               28.3%
NQC                                         $     17,075,000               15.2%
NVC                                         $     33,975,000               17.7%
NUC                                         $     27,775,000               15.0%
--------------------------------------------------------------------------------

Subsequent to the reporting period, the following Funds noticed for redemption at par additional ARPS. The total amount of ARPS redeemed and percentage of each Fund's original ARPS subsequent to the reporting period are as shown in the accompanying table.

                              Auction Rate       Auction Rate      % of Original
                          Preferred Shares   Preferred Shares       Auction Rate
Fund                Noticed for Redemption           Redeemed   Preferred Shares
--------------------------------------------------------------------------------
NCP                            10,825,000         25,650,000               24.2%
NCO                            48,775,000         68,000,000              100.0%
--------------------------------------------------------------------------------

Subsequent to the reporting period, NCO issued $49.8 million of VRDP to redeem at par the Fund's outstanding ARPS. As noted previously, VRDP is a newly-developed instrument that essentially replaces all or a portion of the ARPS used as leverage and potentially could be used to refinance all or a portion of the ARPS of other Funds. VRDP shares include a liquidity feature that allows holders of VRDP to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The liquidity feature for NCO's VRDP is being provided by Deutsche Bank AG, acting through its New York Branch. VRDP dividends will be set weekly at a rate established by Morgan Stanley & Co. Incorporated, as remarketing agent. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933.

As of February 28, 2010, 80 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed, at par, all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' ARPS redemptions to approximately $3.0 billion of the original approximately $11.0 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.


8 Nuveen Investments

COMMON SHARE DIVIDEND AND
SHARE PRICE INFORMATION

During the twelve months ended February 28, 2010, NCP, NCO, NQC, NVC and NUC each had three increases in their monthly dividends. These five Funds also had an additional dividend increase that was declared just prior to the start of this reporting period and took effect in March 2009. The dividend of NCA remained stable throughout the reporting period. NCB, which was introduced in April 2009, paid its initial monthly dividend distribution effective June 2009 and maintained a stable dividend through the remainder of the period.

Due to normal portfolio activity, common shareholders of NCB received a short-term capital gains distribution of $0.0208 per share at the end of December 2009.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2010, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.


                                                            Nuveen Investments 9

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of February 28, 2010, and the since inception of the Funds' repurchase program the following Funds have cumulatively repurchased common shares as shown in the accompanying table.

                                               Common Shares   % of Outstanding
Fund                                             Repurchased      Common Shares
--------------------------------------------------------------------------------
NCA                                                       --                 --
NCB                                                       --                 --
NCP                                                   28,300                0.2%
NCO                                                   24,900                0.3%
NQC                                                       --                 --
NVC                                                   41,400                0.2%
NUC                                                   40,000                0.2%
--------------------------------------------------------------------------------

During the twelve-month reporting period, the following Funds repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                            Weighted Average   Weighted Average
                            Common Shares    Price Per Share  Discount Per Share
Fund                          Repurchased        Repurchased        Repurchased
--------------------------------------------------------------------------------
NCP                                13,800   $          10.39              18.88%
NCO                                18,300   $          10.22              19.64%
NVC                                21,200   $          10.23              19.12%
NUC                                22,100   $          10.65              19.10%
--------------------------------------------------------------------------------

As of February 28, 2010, the Funds' common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

                                                                   Twelve-Month
                                                     2/28/10            Average
Fund                                             (-)Discount        (-)Discount
--------------------------------------------------------------------------------
NCA                                                   -5.56%             -3.37%
NCB                                                   -7.00%             -4.12%
NCP                                                  -10.52%            -11.79%
NCO                                                   -8.42%            -10.42%
NQC                                                   -8.68%            -10.27%
NVC                                                   -4.63%             -8.25%
NUC                                                   -6.45%             -8.26%
--------------------------------------------------------------------------------

10 Nuveen Investments

NCA
Performance
OVERVIEW
----------------
Nuveen California
Municipal Value
Fund, Inc.

   as of February 28, 2010

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                        $9.00
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                           $9.53
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.56%
--------------------------------------------------------------------------------
Market Yield                                                               5.07%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.79%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $240,598
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     17.66
--------------------------------------------------------------------------------
Modified Duration                                                          7.34
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 10/07/87)

                                               On Share Price             On NAV
--------------------------------------------------------------------------------
1-Year                                                 12.83%             12.85%
--------------------------------------------------------------------------------
5-Year                                                  4.09%              3.80%
--------------------------------------------------------------------------------
10-Year                                                 6.70%              5.63%
--------------------------------------------------------------------------------

Portfolio Composition
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     27.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            23.8%
--------------------------------------------------------------------------------
Health Care                                                                12.0%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.9%
--------------------------------------------------------------------------------
Utilities                                                                   7.2%
--------------------------------------------------------------------------------
Long-Term Care                                                              5.7%
--------------------------------------------------------------------------------
Transportation                                                              4.4%
--------------------------------------------------------------------------------
Other                                                                      11.1%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                         31%
AA                                                                          15%
A                                                                           22%
BBB                                                                         23%
BB or lower                                                                  1%
N/R                                                                          8%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                      0.0380
Apr                                                                      0.0380
May                                                                      0.0380
Jun                                                                      0.0380
Jul                                                                      0.0380
Aug                                                                      0.0380
Sep                                                                      0.0380
Oct                                                                      0.0380
Nov                                                                      0.0380
Dec                                                                      0.0380
Jan                                                                      0.0380
Feb                                                                      0.0380

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

3/01/09                                                                    8.29
                                                                           8.44
                                                                           8.35
                                                                           8.42
                                                                           8.55
                                                                           8.69
                                                                           8.66
                                                                           8.71
                                                                           9.02
                                                                           8.85
                                                                           9.01
                                                                           8.93
                                                                           8.91
                                                                           8.95
                                                                           8.67
                                                                           8.43
                                                                           8.58
                                                                           8.48
                                                                           8.44
                                                                           8.29
                                                                           8.48
                                                                           8.67
                                                                           8.95
                                                                           9.03
                                                                           9.01
                                                                           8.97
                                                                           9.10
                                                                           9.40
                                                                           9.41
                                                                           9.59
                                                                           9.44
                                                                           9.63
                                                                           9.38
                                                                           9.24
                                                                           9.26
                                                                           9.09
                                                                           9.40
                                                                           9.12
                                                                           9.13
                                                                           9.10
                                                                           9.10
                                                                           9.10
                                                                           9.09
                                                                           9.14
                                                                           9.07
                                                                           9.09
                                                                           9.07
                                                                           9.06
                                                                           9.12
                                                                           9.13
                                                                           9.05
                                                                           8.94
                                                                           9.00
2/28/10                                                                    9.00

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.


                                                           Nuveen Investments 11

NCB
Performance
OVERVIEW
----------
Nuveen California
Municipal Value
Fund 2

   as of February 28, 2010

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                       $14.61
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $15.71
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.00%
--------------------------------------------------------------------------------
Market Yield                                                               5.67%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.71%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $51,661
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     23.67
--------------------------------------------------------------------------------
Modified Duration                                                          9.64
--------------------------------------------------------------------------------

Cumulative Total Return
(Inception 4/28/09)
--------------------------------------------------------------------------------
                                              On Share Price             On NAV
--------------------------------------------------------------------------------
Since Inception                                         1.80%             14.34%
--------------------------------------------------------------------------------

Portfolio Composition
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                22.1%
--------------------------------------------------------------------------------
Utilities                                                                  14.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     12.0%
--------------------------------------------------------------------------------
Housing/Single Family                                                      11.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.0%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.8%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.0%
--------------------------------------------------------------------------------
Other                                                                       4.7%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                         11%
AA                                                                          28%
A                                                                           44%
BBB                                                                         16%
N/R                                                                          1%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Jun                                                                      0.0690
Jul                                                                      0.0690
Aug                                                                      0.0690
Sep                                                                      0.0690
Oct                                                                      0.0690
Nov                                                                      0.0690
Dec                                                                      0.0690
Jan                                                                      0.0690
Feb                                                                      0.0690

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                                   14.95
                                                                          15.00
                                                                          14.90
                                                                          15.02
                                                                          14.80
                                                                          14.85
                                                                          14.87
                                                                          14.00
                                                                          13.25
                                                                          13.40
                                                                          13.57
                                                                          14.30
                                                                          14.08
                                                                          14.24
                                                                          14.35
                                                                          13.94
                                                                          14.33
                                                                          14.57
                                                                          14.66
                                                                          14.55
                                                                          14.85
                                                                          14.72
                                                                          14.69
                                                                          14.73
                                                                          14.55
                                                                          14.54
                                                                          14.64
                                                                          14.56
                                                                          14.65
                                                                          14.30
                                                                          14.50
                                                                          14.34
                                                                          14.40
                                                                          14.48
                                                                          14.58
                                                                          14.66
                                                                          14.67
                                                                          14.63
                                                                          14.59
                                                                          14.48
                                                                          14.60
                                                                          14.56
                                                                          14.57
                                                                          14.61
2/28/10                                                                   14.61

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders net ordinary income distributions in December 2009 of $0.0208 per share.


12 Nuveen Investments

NCP
Performance
OVERVIEW
----------
Nuveen California
Performance Plus
Municipal Fund, Inc.

        as of February 28, 2010

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                       $12.59
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $14.07
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -10.52%
--------------------------------------------------------------------------------
Market Yield                                                               6.77%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               10.40%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $182,060
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.25
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.06
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 11/15/89)
--------------------------------------------------------------------------------
                                               On Share Price             On NAV
--------------------------------------------------------------------------------
1-Year                                                 23.76%             18.20%
--------------------------------------------------------------------------------
5-Year                                                  2.82%              3.55%
--------------------------------------------------------------------------------
10-Year                                                 4.82%              6.18%
--------------------------------------------------------------------------------

Portfolio Composition
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.5%
--------------------------------------------------------------------------------
Transportation                                                             18.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.2%
--------------------------------------------------------------------------------
Water and Sewer                                                             9.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             7.6%
--------------------------------------------------------------------------------
Utilities                                                                   7.5%
--------------------------------------------------------------------------------
Health Care                                                                 7.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           6.6%
--------------------------------------------------------------------------------
Other                                                                       7.5%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]


AAA/U.S. Guaranteed                                                          25%
AA                                                                           22%
A                                                                            32%
BBB                                                                          15%
BB or Lower                                                                   2%
N/R                                                                           4%




2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Mar                                                                      0.0600
Apr                                                                      0.0600
May                                                                      0.0655
Jun                                                                      0.0655
Jul                                                                      0.0655
Aug                                                                      0.0655
Sep                                                                      0.0690
Oct                                                                      0.0690
Nov                                                                      0.0690
Dec                                                                      0.0710
Jan                                                                      0.0710
Feb                                                                      0.0710


COMMON SHARE PRICE PERFORMANCE - WEEKLY CLOSING PRICE

                                  [LINE CHART]

3/01/09                                                                   10.49
                                                                          10.05
                                                                          10.12
                                                                          10.21
                                                                          10.25
                                                                          10.41
                                                                          10.34
                                                                          10.56
                                                                          10.97
                                                                          11.09
                                                                          11.18
                                                                          11.24
                                                                          11.28
                                                                          11.57
                                                                          11.49
                                                                          11.19
                                                                          11.31
                                                                          11.23
                                                                          11.11
                                                                          11.05
                                                                          11.40
                                                                          11.53
                                                                          11.81
                                                                          11.92
                                                                          11.84
                                                                          12.04
                                                                          12.26
                                                                          12.69
                                                                          12.87
                                                                          13.03
                                                                          13.25
                                                                          13.22
                                                                          13.25
                                                                          12.59
                                                                          12.86
                                                                          12.70
                                                                          12.74
                                                                          12.34
                                                                          12.33
                                                                          12.45
                                                                          12.59
                                                                          12.56
                                                                          12.38
                                                                          12.34
                                                                          12.39
                                                                          12.51
                                                                          12.44
                                                                          12.41
                                                                          12.47
                                                                          12.56
                                                                          12.50
                                                                          12.48
                                                                          12.59
2/28/10                                                                   12.59


(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.


                                                           Nuveen Investments 13

      NCO
      Performance
      OVERVIEWNuveen California Municipal Market Opportunity Fund, Inc.


   as of February 28, 2010

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                       $12.94
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $14.13
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.42%
--------------------------------------------------------------------------------
Market Yield                                                               6.96%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               10.69%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $115,069
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.50
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.37
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 5/17/90)
--------------------------------------------------------------------------------
                                              On Share Price             On NAV
--------------------------------------------------------------------------------
1-Year                                                 28.54%             16.25%
--------------------------------------------------------------------------------
5-Year                                                  3.27%              3.26%
--------------------------------------------------------------------------------
10-Year                                                 4.84%              6.10%
--------------------------------------------------------------------------------

Portfolio Composition
(as a % of total investments)
--------------------------------------------------------------------------------
Transportation                                                             17.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     16.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            14.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.9%
--------------------------------------------------------------------------------
Health Care                                                                11.4%
--------------------------------------------------------------------------------
Other                                                                      13.5%
--------------------------------------------------------------------------------


[PIE CHART]
CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          27%
AA                                                                           20%
A                                                                            29%
BBB                                                                          11%
BB or Lower                                                                   1%
N/R                                                                          12%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                      0.0615
Apr                                                                      0.0615
May                                                                      0.0675
Jun                                                                      0.0675
Jul                                                                      0.0675
Aug                                                                      0.0675
Sep                                                                      0.0730
Oct                                                                      0.0730
Nov                                                                      0.0730
Dec                                                                      0.0750
Jan                                                                      0.0750
Feb                                                                      0.0750

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

3/01/09                                                                   10.41
                                                                          10.23
                                                                          10.43
                                                                          10.28
                                                                          10.37
                                                                          10.50
                                                                          10.75
                                                                          10.95
                                                                          11.07
                                                                          11.30
                                                                          11.61
                                                                          11.50
                                                                          11.50
                                                                          11.74
                                                                          11.48
                                                                          11.21
                                                                          11.18
                                                                          11.29
                                                                          11.21
                                                                          11.59
                                                                          11.69
                                                                          11.90
                                                                          12.17
                                                                          12.31
                                                                          12.37
                                                                          12.54
                                                                          12.63
                                                                          12.98
                                                                          13.08
                                                                          13.18
                                                                          13.43
                                                                          13.44
                                                                          13.72
                                                                          12.96
                                                                          13.18
                                                                          13.03
                                                                          13.62
                                                                          13.02
                                                                          12.93
                                                                          13.14
                                                                          13.15
                                                                          13.46
                                                                          13.16
                                                                          13.16
                                                                          13.16
                                                                          13.03
                                                                          12.95
                                                                          12.90
                                                                          12.91
                                                                          12.89
                                                                          12.92
                                                                          12.89
                                                                          12.94
2/28/10                                                                   12.94

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.


14 Nuveen Investments

NQC
Performance
OVERVIEW
----------
Nuveen California
Investment Quality
Municipal Fund, Inc.

      as of February 28, 2010


Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                       $12.84
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $14.06
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -8.68%
--------------------------------------------------------------------------------
Market Yield                                                               6.82%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               10.48%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $190,883
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     17.35
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.40
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 11/20/90)
--------------------------------------------------------------------------------
                                              On Share Price             On NAV
--------------------------------------------------------------------------------
1-Year                                                 23.89%             18.21%
--------------------------------------------------------------------------------
5-Year                                                  2.85%              3.66%
--------------------------------------------------------------------------------
10-Year                                                 5.16%              6.33%
--------------------------------------------------------------------------------

Portfolio Composition
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     24.0%
--------------------------------------------------------------------------------
Transportation                                                             19.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            11.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.9%
--------------------------------------------------------------------------------
Health Care                                                                 8.2%
--------------------------------------------------------------------------------
Other                                                                      13.9%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          20%
AA                                                                           22%
A                                                                            42%
BBB                                                                          14%
BB or Lower                                                                   1%
N/R                                                                           1%




2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Mar                                                                      0.0620
Apr                                                                      0.0620
May                                                                      0.0685
Jun                                                                      0.0685
Jul                                                                      0.0685
Aug                                                                      0.0685
Sep                                                                      0.0720
Oct                                                                      0.0720
Nov                                                                      0.0720
Dec                                                                      0.0730
Jan                                                                      0.0730
Feb                                                                      0.0730


COMMON SHARE PRICE PERFORMANCE - WEEKLY CLOSING PRICE

                                  [LINE CHART]

3/1/09                                                                    10.66
                                                                          10.01
                                                                          10.03
                                                                          10.19
                                                                          10.36
                                                                          10.40
                                                                          10.36
                                                                          10.69
                                                                          11.22
                                                                          11.21
                                                                          11.65
                                                                          11.46
                                                                          11.51
                                                                          11.73
                                                                          11.50
                                                                          11.38
                                                                          11.23
                                                                          11.25
                                                                          11.18
                                                                          11.30
                                                                          11.36
                                                                          11.63
                                                                          11.93
                                                                          11.91
                                                                          12.10
                                                                          12.23
                                                                          12.43
                                                                          12.92
                                                                          13.01
                                                                          13.21
                                                                          13.27
                                                                          13.50
                                                                          13.41
                                                                          12.65
                                                                          12.84
                                                                          12.70
                                                                          13.25
                                                                          12.74
                                                                          12.74
                                                                          12.85
                                                                          12.86
                                                                          12.80
                                                                          12.78
                                                                          12.76
                                                                          12.83
                                                                          12.88
                                                                          12.80
                                                                          12.79
                                                                          12.89
                                                                          12.89
                                                                          13.00
                                                                          12.71
                                                                          12.84
2/28/10                                                                   12.84

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.


                                                           Nuveen Investments 15

NVC
Performance
OVERVIEW
----------
Nuveen California
Select Quality
Municipal Fund, Inc.

      as of February 28, 2010

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                       $13.61
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $14.27
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.63%
--------------------------------------------------------------------------------
Market Yield                                                               6.97%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               10.71%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $329,544
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     17.00
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.13
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 5/22/91)
--------------------------------------------------------------------------------
                                              On Share Price             On NAV
--------------------------------------------------------------------------------
1-Year                                                 35.21%             19.60%
--------------------------------------------------------------------------------
5-Year                                                  4.64%              4.16%
--------------------------------------------------------------------------------
10-Year                                                 6.37%              6.65%
--------------------------------------------------------------------------------

Portfolio Composition
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            17.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.5%
--------------------------------------------------------------------------------
Health Care                                                                15.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.3%
--------------------------------------------------------------------------------
Transportation                                                             11.9%
--------------------------------------------------------------------------------
Utilities                                                                  11.4%
--------------------------------------------------------------------------------
Water and Sewer                                                             4.8%
--------------------------------------------------------------------------------
Other                                                                      11.0%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          29%
AA                                                                           18%
A                                                                            32%
BBB                                                                          16%
BB or Lower                                                                   1%
N/R                                                                           4%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                      0.0655
Apr                                                                      0.0655
May                                                                      0.0710
Jun                                                                      0.0710
Jul                                                                      0.0710
Aug                                                                      0.0710
Sep                                                                      0.0750
Oct                                                                      0.0750
Nov                                                                      0.0750
Dec                                                                      0.0790
Jan                                                                      0.0790
Feb                                                                      0.0790

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

3/1/2009                                                                  10.38
                                                                          10.24
                                                                          10.38
                                                                          10.42
                                                                          10.56
                                                                          10.91
                                                                          10.91
                                                                          10.92
                                                                          11.41
                                                                          11.55
                                                                          12.25
                                                                          11.90
                                                                          12.05
                                                                          12.23
                                                                          11.86
                                                                          11.57
                                                                          11.56
                                                                          11.76
                                                                          11.84
                                                                          11.57
                                                                          11.91
                                                                          12.10
                                                                          12.30
                                                                          12.38
                                                                          12.45
                                                                          12.79
                                                                          12.98
                                                                          13.30
                                                                          13.52
                                                                          13.56
                                                                          13.87
                                                                          13.94
                                                                          13.72
                                                                          13.39
                                                                          13.70
                                                                          13.62
                                                                          13.55
                                                                          13.30
                                                                          13.10
                                                                          13.07
                                                                          13.27
                                                                          13.25
                                                                          13.05
                                                                          13.09
                                                                          13.29
                                                                          13.36
                                                                          13.46
                                                                          13.38
                                                                          13.56
                                                                          13.68
                                                                          13.60
                                                                          13.36
                                                                          13.61
2/28/2010                                                                 13.61

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.


16 Nuveen Investments

NUC
Performance
OVERVIEW
----------
Nuveen California
Quality Income
Municipal Fund, Inc.

      as of February 28, 2010

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                       $13.64
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $14.58
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -6.45%
--------------------------------------------------------------------------------
Market Yield                                                               7.04%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               10.81%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $320,561
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.26
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.63
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 11/20/91)
--------------------------------------------------------------------------------
                                              On Share Price             On NAV
--------------------------------------------------------------------------------
1-Year                                                 30.22%             16.84%
--------------------------------------------------------------------------------
5-Year                                                  3.75%              4.33%
--------------------------------------------------------------------------------
10-Year                                                 5.75%              6.45%
--------------------------------------------------------------------------------

Portfolio Composition
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            23.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     18.7%
--------------------------------------------------------------------------------
Health Care                                                                12.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.5%
--------------------------------------------------------------------------------
Transportation                                                              8.7%
--------------------------------------------------------------------------------
Utilities                                                                   5.2%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           4.9%
--------------------------------------------------------------------------------
Other                                                                      14.4%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          40%
AA                                                                           19%
A                                                                            24%
BBB                                                                          13%
BB or Lower                                                                   1%
N/R                                                                           3%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Mar                                                                      0.0655
Apr                                                                      0.0655
May                                                                      0.0735
Jun                                                                      0.0735
Jul                                                                      0.0735
Aug                                                                      0.0735
Sep                                                                      0.0750
Oct                                                                      0.0750
Nov                                                                      0.0750
Dec                                                                      0.0800
Jan                                                                      0.0800
Feb                                                                      0.0800

COMMON SHARE PRICE PERFORMANCE - WEEKLY CLOSING PRICE

                                  [LINE CHART]

3/1/09                                                                    11.20
                                                                          10.74
                                                                          10.90
                                                                          11.09
                                                                          11.01
                                                                          11.40
                                                                          11.27
                                                                          11.52
                                                                          11.84
                                                                          11.90
                                                                          12.54
                                                                          12.30
                                                                          12.35
                                                                          12.43
                                                                          12.35
                                                                          12.00
                                                                          11.96
                                                                          11.88
                                                                          11.88
                                                                          12.00
                                                                          12.25
                                                                          12.57
                                                                          12.85
                                                                          13.00
                                                                          13.23
                                                                          13.60
                                                                          13.45
                                                                          13.65
                                                                          13.78
                                                                          14.08
                                                                          14.09
                                                                          14.22
                                                                          14.37
                                                                          13.48
                                                                          14.10
                                                                          13.95
                                                                          14.10
                                                                          13.55
                                                                          13.43
                                                                          13.41
                                                                          13.64
                                                                          13.62
                                                                          13.50
                                                                          13.45
                                                                          13.52
                                                                          13.57
                                                                          13.45
                                                                          13.48
                                                                          13.60
                                                                          13.61
                                                                          13.75
                                                                          13.54
                                                                          13.64
2/28/10                                                                   13.64

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.


                                                           Nuveen Investments 17

NCA
NCP
NCO
----------
SHAREHOLDER MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 30, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NCP, NCO, NQC, NVC and NUC was subsequently adjourned to January 12, 2010, adjourned again to March 23, 2010, and additionally adjourned to March 30, 2010.

                                                                NCA   |              NCP             |              NCO
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Common and                      Common and
                                                                           Preferred       Preferred       Preferred       Preferred
                                                                       shares voting   shares voting   shares voting   shares voting
                                                              Common        together        together        together        together
                                                              Shares      as a class      as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES AND BELOW INVESTMENT GRADE SECURITIES.
  For                                                             --       6,679,829             805       3,809,354             655
  Against                                                         --         787,152             122         151,433             104
  Abstain                                                         --         234,762              --         132,546              --
  Broker Non-Votes                                                --       1,636,570             800       1,227,082             397
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                           --       9,338,313           1,727       5,320,415           1,156
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL SECURITIES.
  For                                                             --       6,785,306             805       3,828,139             655
  Against                                                         --         724,147             122         123,085             102
  Abstain                                                         --         192,290              --         142,109               2
  Broker Non-Votes                                                --       1,636,570             800       1,227,082             397
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                           --       9,338,313           1,727       5,320,415           1,156
====================================================================================================================================
To approve the elimination of the fundamental
policy relating to commodities.
  For                                                             --       6,517,358             832       3,738,774             647
  Against                                                         --         903,972              95         181,029             111
  Abstain                                                         --         280,413              --         173,530               1
  Broker Non-Votes                                                --       1,636,570             800       1,227,082             397
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                           --       9,338,313           1,727       5,320,415           1,156
====================================================================================================================================
To approve the new fundamental policy
relating to commodities.
  For                                                             --       6,507,009             834       3,761,015             647
  Against                                                         --         907,778              93         180,763             111
  Abstain                                                         --         286,956              --         151,555               1
  Broker Non-Votes                                                --       1,636,570             800       1,227,082             397
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                           --       9,338,313           1,727       5,320,415           1,156
====================================================================================================================================
To approve the elimination of the fundamental
policies relating to derivatives and short sales.
  For                                                             --       6,591,155             805       3,765,942             647
  Against                                                         --         823,466             122         174,554             111
  Abstain                                                         --         287,122              --         152,837               1
  Broker Non-Votes                                                --       1,636,570             800       1,227,082             397
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                           --       9,338,313           1,727       5,320,415           1,156
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES PROHIBITING INVESTMENT IN OTHER
INVESTMENT COMPANIES.
  For                                                             --       6,642,396             805       3,760,044             650
  Against                                                         --         766,269             122         176,265             109
  Abstain                                                         --         293,078              --         157,024              --
  Broker Non-Votes                                                --       1,636,570             800       1,227,082             397
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                           --       9,338,313           1,727       5,320,415           1,156
====================================================================================================================================

Nuveen Investments 18

                                                                NCA   |              NCP             |              NCO
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Common and                      Common and
                                                                           Preferred       Preferred       Preferred       Preferred
                                                                       shares voting   shares voting   shares voting   shares voting
                                                              Common        together        together        together        together
                                                              Shares      as a class      as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED
AS FOLLOWS:
John P. Amboian
  For                                                             --       8,793,549           1,259       5,153,327             745
  Withhold                                                        --         537,224             203         138,963             168
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                           --       9,330,773           1,462       5,292,290             913
====================================================================================================================================
Robert P. Bremner
  For                                                     20,515,799       8,847,737           1,259       5,148,747             745
  Withhold                                                   897,687         483,036             203         143,543             168
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                   21,413,486       9,330,773           1,462       5,292,290             913
====================================================================================================================================
Jack B. Evans
  For                                                     20,947,095       8,847,625           1,259       5,157,229             745
  Withhold                                                   466,391         483,148             203         135,061             168
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                   21,413,486       9,330,773           1,462       5,292,290             913
====================================================================================================================================
William C. Hunter
  For                                                             --              --           1,259              --             745
  Withhold                                                        --              --             203              --             168
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                           --              --           1,462              --             913
David J. Kundert
  For                                                             --       8,844,545           1,259       5,148,747             745
  Withhold                                                        --         486,228             203         143,543             168
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                           --       9,330,773           1,462       5,292,290             913
====================================================================================================================================
William J. Schneider
  For                                                     20,933,602              --           1,259              --             745
  Withhold                                                   479,884              --             203              --             168
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                   21,413,486              --           1,462              --             913
====================================================================================================================================
Judith M. Stockdale
  For                                                             --       8,846,253           1,259       5,151,299             745
  Withhold                                                        --         484,520             203         140,991             168
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                           --       9,330,773           1,462       5,292,290             913
====================================================================================================================================
Carole E. Stone
  For                                                             --       8,833,373           1,259       5,151,299             745
  Withhold                                                        --         497,400             203         140,991             168
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                           --       9,330,773           1,462       5,292,290             913
====================================================================================================================================
Terence J. Toth
  For                                                             --       8,850,825           1,259       5,157,675             745
  Withhold                                                        --         479,948             203         134,615             168
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                           --       9,330,773           1,462       5,292,290             913
====================================================================================================================================


                                                           Nuveen Investments 19

NQC
NVC
NUC
----------
Shareholder Meeting Report (continued)


                                                       NQC           |              NVC              |              NUC
------------------------------------------------------------------------------------------------------------------------------------
                                          Common and                      Common and                      Common and
                                           Preferred       Preferred       Preferred       Preferred       Preferred       Preferred
                                       shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                            together        together        together        together        together        together
                                          as a class      as a class      as a class      as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF
THE FUNDAMENTAL POLICIES RELATING
TO INVESTMENTS IN MUNICIPAL
SECURITIES AND BELOW INVESTMENT
GRADE SECURITIES.
    For                                    6,607,687             931      11,433,694           2,117      10,631,756           2,010
    Against                                  350,154              72         734,607             473         548,747             406
    Abstain                                  303,960               3         493,728              19         513,063              25
    Broker Non-Votes                       2,176,407             793       3,709,309           1,156       3,305,246             897
------------------------------------------------------------------------------------------------------------------------------------
    Total                                  9,438,208           1,799      16,371,338           3,765      14,998,812           3,338
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES.
    For                                    6,583,916             933      11,467,660           2,117      10,617,081           2,010
    Against                                  326,653              72         687,603             473         527,805             402
    Abstain                                  351,232               1         506,766              19         548,680              29
    Broker Non-Votes                       2,176,407             793       3,709,309           1,156       3,305,246             897
------------------------------------------------------------------------------------------------------------------------------------
    Total                                  9,438,208           1,799      16,371,338           3,765      14,998,812           3,338
====================================================================================================================================
TO APPROVE THE ELIMINATION OF
THE FUNDAMENTAL POLICY RELATING
TO COMMODITIES.
    For                                    6,515,066             933      11,342,458           2,120      10,522,870           2,018
    Against                                  350,471              72         731,358             466         614,094             390
    Abstain                                  396,264               1         588,213              23         556,602              32
    Broker Non-Votes                       2,176,407             793       3,709,309           1,156       3,305,246             898
------------------------------------------------------------------------------------------------------------------------------------
    Total                                  9,438,208           1,799      16,371,338           3,765      14,998,812           3,338
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
    For                                    6,518,338             931      11,308,805           2,120      10,533,434           2,014
    Against                                  342,852              72         733,825             466         600,283             394
    Abstain                                  400,611               3         619,399              23         559,849              32
    Broker Non-Votes                       2,176,407             793       3,709,309           1,156       3,305,246             898
------------------------------------------------------------------------------------------------------------------------------------
    Total                                  9,438,208           1,799      16,371,338           3,765      14,998,812           3,338
====================================================================================================================================
TO APPROVE THE ELIMINATION OF
THE FUNDAMENTAL POLICIES RELATING
TO DERIVATIVES AND SHORT SALES.
    For                                    6,536,139             931      11,340,940           2,120      10,512,376           2,019
    Against                                  342,354              72         738,372             466         606,826             392
    Abstain                                  383,308               3         582,717              23         574,364              29
    Broker Non-Votes                       2,176,407             793       3,709,309           1,156       3,305,246             898
------------------------------------------------------------------------------------------------------------------------------------
    Total                                  9,438,208           1,799      16,371,338           3,765      14,998,812           3,338
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES PROHIBITING
INVESTMENT IN OTHER INVESTMENT
COMPANIES.
    For                                    6,605,279             937      11,361,660           2,118      10,511,983           2,018
    Against                                  336,619              64         761,098             468         633,674             394
    Abstain                                  319,903               5         539,271              23         547,909              28
    Broker Non-Votes                       2,176,407             793       3,709,309           1,156       3,305,246             898
------------------------------------------------------------------------------------------------------------------------------------
    Total                                  9,438,208           1,799      16,371,338           3,765      14,998,812           3,338
====================================================================================================================================


                             Nuveen Investments 20

                                                      NQC           |             NVC               |                NUC
------------------------------------------------------------------------------------------------------------------------------------
                                          Common and                      Common and                      Common and
                                           Preferred       Preferred       Preferred       Preferred       Preferred       Preferred
                                       shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                            together        together        together        together        together        together
                                          as a class      as a class      as a class      as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                     9,101,465           1,608      15,541,849           2,257      14,404,438           2,027
   Withhold                                  317,430             149         781,790             753         566,653             611
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   9,418,895           1,757      16,323,639           3,010      14,971,091           2,638
====================================================================================================================================
Robert P. Bremner
   For                                     9,091,708           1,608      15,525,853           2,257      14,398,039           2,041
   Withhold                                  327,187             149         797,786             753         573,052             597
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   9,418,895           1,757      16,323,639           3,010      14,971,091           2,638
====================================================================================================================================
Jack B. Evans
   For                                     9,062,585           1,608      15,501,746           2,257      14,403,919           2,041
   Withhold                                  356,310             149         821,893             753         567,172             597
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   9,418,895           1,757      16,323,639           3,010      14,971,091           2,638
====================================================================================================================================
William C. Hunter
   For                                            --           1,608              --           2,257              --           2,029
   Withhold                                       --             149              --             753              --             609
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --           1,757              --           3,010              --           2,638
====================================================================================================================================
David J. Kundert
   For                                     9,099,990           1,608      15,530,368           2,257      14,390,794           2,041
   Withhold                                  318,905             149         793,271             753         580,297             597
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   9,418,895           1,757      16,323,639           3,010      14,971,091           2,638
====================================================================================================================================
William J. Schneider
   For                                            --           1,608              --           2,255              --           2,029
   Withhold                                       --             149              --             755              --             609
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --           1,757              --           3,010              --           2,638
====================================================================================================================================
Judith M. Stockdale
   For                                     9,114,917           1,608      15,521,218           2,257      14,402,811           2,029
   Withhold                                  303,978             149         802,421             753         568,280             609
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   9,418,895           1,757      16,323,639           3,010      14,971,091           2,638
====================================================================================================================================
Carole E. Stone
   For                                     9,115,417           1,608      15,510,547           2,257      14,391,864           2,041
   Withhold                                  303,478             149         813,092             753         579,227             597
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   9,418,895           1,757      16,323,639           3,010      14,971,091           2,638
====================================================================================================================================
Terence J. Toth
   For                                     9,057,578           1,608      15,492,676           2,257      14,394,406           2,029
   Withhold                                  361,317             149         830,963             753         576,685             609
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   9,418,895           1,757      16,323,639           3,010      14,971,091           2,638
====================================================================================================================================


                                                           Nuveen Investments 21

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND 2
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Municipal Value Fund 2, Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., and Nuveen California Quality Income Municipal Fund, Inc. (the Funds), as of February 28, 2010, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Municipal Value Fund 2, Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., and Nuveen California Quality Income Municipal Fund, Inc. at February 28, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

                                                               /s/ Ernst & Young

Chicago, Illinois April 23,
2010


Nuveen Investments 22

NCA
----------
Nuveen California Municipal Value Fund, Inc.
PORTFOLIO OF INVESTMENTS

                                                  February 28, 2010

      PRINCIPAL                                                              OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                            PROVISIONS (2)   RATINGS (3)        VALUE
------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 3.7% (3.7% OF TOTAL INVESTMENTS)
 $          465  California County Tobacco Securitization Agency,           6/15 at 100.00           BBB   $  437,351
                   Tobacco Settlement Asset-Backed Bonds,
                   Sonoma County Tobacco Securitization Corporation,
                   Series 2005, 4.250%, 6/01/21

          2,000  Golden State Tobacco Securitization Corporation,           6/17 at 100.00           BBB    1,474,740
                   California, Enhanced Tobacco Settlement
                   Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47

         11,010  Golden State Tobacco Securitization Corporation,           6/22 at 100.00           BBB    7,005,002
                   California, Enhanced Tobacco Settlement
                   Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------
         13,475  Total Consumer Staples                                                                     8,917,093
------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 0.8% (0.8% OF
                   TOTAL INVESTMENTS)

            140  California Educational Facilities Authority, Revenue      10/15 at 100.00            A3      133,769
                   Bonds, University of Redlands, Series
                   2005A, 5.000%, 10/01/35

                 California Educational Facilities Authority, Revenue
                 Bonds, University of the Pacific, Series 2006:
             95    5.000%, 11/01/21                                        11/15 at 100.00            A2       99,533
            125    5.000%, 11/01/25                                        11/15 at 100.00            A2      127,404

          1,500  California Statewide Community Development Authority,      6/10 at 102.00           N/R    1,487,190
                   Certificates of Participation, San Diego
                   Space and Science Foundation, Series 1996, 7.500%,
                   12/01/26
------------------------------------------------------------------------------------------------------------------------
          1,860  Total Education and Civic Organizations                                                    1,847,896
------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 12.1% (12.0% OF TOTAL INVESTMENTS)

            310  California Health Facilities Financing Authority,          4/16 at 100.00            A+      295,405
                   Revenue Bonds, Kaiser Permanante System,
                   Series 2006, 5.000%, 4/01/37

          5,365  California Health Facilities Financing Authority,         11/16 at 100.00           Aa3    5,086,074
                   Revenue Bonds, Sutter Health, Series 2007A,
                   5.250%, 11/15/46 (UB)

          1,450  California Municipal Financing Authority,                  2/17 at 100.00          Baa2    1,333,855
                   Certificates of Participation, Community Hospitals
                   of Central California, Series 2007, 5.250%, 2/01/27

            560  California Statewide Communities Development               3/15 at 100.00             A      522,911
                   Authority, Revenue Bonds, Adventist Health
                   System West, Series 2005A, 5.000%, 3/01/35

          3,000  California Statewide Community Development Authority,      7/17 at 100.00           AAA    3,057,840
                   Insured Health Facility Revenue Bonds,
                   Catholic Healthcare West, Series 2008K, 5.500%,
                   7/01/41 - AGC Insured

            990  California Statewide Community Development Authority,      3/16 at 100.00            A+      925,076
                   Revenue Bonds, Kaiser Permanante
                   System, Series 2006, 5.000%, 3/01/41

          1,460  California Statewide Community Development Authority,      8/16 at 100.00            A+    1,464,687
                   Revenue Bonds, Kaiser Permanente
                   System, Series 2001C, 5.250%, 8/01/31

          2,710  California Statewide Community Development Authority,        No Opt. Call            A-    2,705,420
                   Revenue Bonds, Sherman Oaks Health
                   System, Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

          3,390  California Statewide Community Development Authority,     11/15 at 100.00           Aa3    3,102,020
                   Revenue Bonds, Sutter Health, Series
                   2005A, 5.000%, 11/15/43

          1,525  Loma Linda, California, Hospital Revenue Bonds, Loma      12/17 at 100.00           BBB    1,684,485
                   Linda University Medical Center, Series
                   2008A, 8.250%, 12/01/38

          2,940  Palomar Pomerado Health, California, Certificates of      11/19 at 100.00          Baa2    3,037,020
                   Participation, Series 2009, 6.750%, 11/01/39

          3,000  Santa Clara County Financing Authority, California,        8/17 at 100.00            A+    3,083,580
                   Insured Revenue Bonds, El Camino Hospital,
                   Series 2007A, 5.750%, 2/01/41 - AMBAC Insured

          1,000  Sierra View Local Health Care District, California,        9/17 at 100.00           N/R      904,700
                   Revenue Bonds, Series 2007, 5.250%, 7/01/37

          1,730  West Contra Costa Healthcare District, California,         7/14 at 100.00            A+    1,813,403
                   Certificates of Participation, Series 2004,
                   5.375%, 7/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------
         29,430  Total Health Care                                                                          29,016,476
------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 1.6% (1.6% OF TOTAL INVESTMENTS)

          2,445  California Statewide Community Development Authority,      7/10 at 101.00           N/R    2,103,262
                   Multifamily Housing Revenue Bonds,
                   Harbor City Lights, Series 1999Y, 6.650%, 7/01/39
                   (Alternative Minimum Tax)

            435  Riverside County, California, Subordinate Lien Mobile      4/10 at 100.00           N/R      401,127
                   Home Park Revenue Bonds, Bravo Mobile
                   Home Park Project, Series 1999B, 6.500%, 3/20/29


                                                           Nuveen Investments 23

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY (continued)

$       1,400  San Dimas Housing Authority, California, Mobile Home Park           7/10 at 100.00          N/R     $      1,264,200
                  Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
                  Project, Series 1998A, 5.700%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
        4,280  Total Housing/Multifamily                                                                                  3,768,589
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 2.3% (2.3% OF TOTAL INVESTMENTS)

          250  California Housing Finance Agency, Home Mortgage Revenue            2/16 at 100.00          AA-              268,803
                  Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                  (Alternative Minimum Tax)

        4,390  California Housing Finance Agency, Home Mortgage Revenue            2/16 at 100.00          AA-            3,588,123
                  Bonds, Series 2007M, 4.700%, 8/01/36 (Alternative Minimum
                  Tax)

        2,125  California State Department of Veteran Affairs, Home Purchase      12/16 at 100.00          Aa2            1,805,676
                  Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        6,765  Total Housing/Single Family                                                                                5,662,602
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 0.4% (0.4% OF TOTAL INVESTMENTS)

        1,000  California Pollution Control Financing Authority, Solid Waste       1/16 at 102.00          BBB              990,510
                  Disposal Revenue Bonds, Waste Management Inc., Series
                  2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 5.7% (5.7% OF TOTAL INVESTMENTS)

               ABAG Finance Authority for Non-Profit Corporations,
               California, Cal-Mortgage Revenue Bonds, Elder Care Alliance
               of Union City, Series 2004:
        1,850     5.400%, 8/15/24                                                  8/14 at 100.00           A-            1,852,146
        2,130     5.600%, 8/15/34                                                  8/14 at 100.00           A-            2,047,761

        2,270  ABAG Finance Authority for Non-Profit Corporations,                 4/10 at 100.00         BBB-            2,280,964
                  California, Certificates of Participation, American Baptist
                  Homes of the West, Series 1997A, 5.750%, 10/01/17

        4,000  ABAG Finance Authority for Non-Profit Corporations,                 8/18 at 100.00           A-            3,857,440
                  California, Health Facility Revenue Bonds, The Institute on
                  Aging, Series 2008A, 5.650%, 8/15/38

        2,230  California Statewide Community Development Authority,               4/10 at 100.50          BBB            2,245,342
                  Certificates of Participation, Internext Group, Series
                  1999, 5.375%, 4/01/17

        1,500  Riverside County Public Financing Authority, California,            5/10 at 100.50          BB+            1,479,315
                  Certificates of Participation, Air Force Village West,
                  Series 1999, 5.750%, 5/15/19
------------------------------------------------------------------------------------------------------------------------------------
       13,980  Total Long-Term Care                                                                                      13,762,968
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 2.3% (2.3% OF TOTAL INVESTMENTS)

          500  California, General Obligation Bonds, Series 2004, 5.000%,          2/14 at 100.00           A-              520,885
                  2/01/20

        1,000  California, General Obligation Bonds, Various Purpose Series       11/19 at 100.00           A-            1,034,770
                  2009, 6.000%, 11/01/39

        1,500  Los Angeles Unified School District, California, General            7/16 at 100.00          AA-            1,578,120
                  Obligation Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC
                  Insured

        2,000  Puerto Rico, General Obligation and Public Improvement Bonds,         No Opt. Call            A            2,112,980
                  Series 2001A, 5.500%, 7/01/20 - NPFG Insured

          270  Roseville Joint Union High School District, Placer County,          8/15 at 100.00          AA-              279,720
                  California, General Obligation Bonds, Series 2006B, 5.000%,
                  8/01/27 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        5,270  Total Tax Obligation/General                                                                               5,526,475
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 28.0% (27.9% OF TOTAL INVESTMENTS)

        1,000  Artesia Redevelopment Agency, California, Tax Allocation            6/15 at 100.00         BBB+              926,180
                  Revenue Bonds, Artesia Redevelopment Project Area, Series
                  2007, 5.375%, 6/01/27

               Bell Community Redevelopment Agency, California, Tax
               Allocation Bonds, Bell Project Area, Series 2003:
        3,000     5.500%, 10/01/23 - RAAI Insured                                 10/13 at 100.00         BBB-            2,848,350
        1,000     5.625%, 10/01/33 - RAAI Insured                                 10/13 at 100.00         BBB-              902,300

        2,400  Calexico Community Redevelopment Agency, California, Tax            8/13 at 102.00         BBB+            2,269,968
                  Allocation Bonds, Merged Central Business and Residential
                  District Project, Series 2003C, 5.000%, 8/01/28 - AMBAC
                  Insured

        1,000  California State Public Works Board, Lease Revenue Bonds,          10/19 at 100.00         BBB+              999,940
                  Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30

        2,000  California State Public Works Board, Lease Revenue Bonds,          11/19 at 100.00         BBB+            2,069,840
                  Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34

24 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$         340  Capistrano Unified School District, Orange County,                  9/15 at 100.00            A     $        330,429
                  California, Special Tax Bonds, Community Facilities
                  District, Series 2005, 5.000%, 9/01/24 - FGIC Insured

        1,005  Chino Redevelopment Agency, California, Merged Chino                9/16 at 101.00          BBB              869,757
                  Redevelopment Project Area Tax Allocation Bonds, Series
                  2006, 5.000%, 9/01/38 - AMBAC Insured

               Golden State Tobacco Securitization Corporation, California,
               Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
       15,830     5.000%, 6/01/35 - FGIC Insured                                   6/15 at 100.00         BBB+           13,969,658
        1,280     5.000%, 6/01/35 - FGIC Insured                                   6/15 at 100.00          AAA            1,234,534

               Irvine, California, Unified School District, Community
               Facilities District Special Tax Bonds, Series 2006A:
          150     5.000%, 9/01/26                                                  9/16 at 100.00          N/R              133,839
          355     5.125%, 9/01/36                                                  9/16 at 100.00          N/R              297,582

        2,500  Kern County Board of Education, California, Certificates of         6/16 at 100.00            A            2,510,475
                  Participation, Series 2006A, 5.000%, 6/01/31 - NPFG Insured

          615  Los Angeles Community Redevelopment Agency, California, Lease       9/15 at 100.00           A2              534,128
                  Revenue Bonds, Manchester Social Services Project, Series
                  2005, 5.000%, 9/01/37 - AMBAC Insured

        2,750  Los Angeles County Schools, California, Certificates of             9/13 at 100.00          AAA            2,781,735
                  Participation, Pooled Financing Program, Regionalized
                  Business Services Corporation, Series 2003A, 5.000%,
                  9/01/28 - AGM Insured

        2,975  Milpitas, California, Local Improvement District 20 Limited         3/10 at 103.00          N/R            3,053,005
                  Obligation Bonds, Series 1998A, 5.650%, 9/02/13

               Modesto Schools Infrastructure Financing Agency, Stanislaus
               County, California, Special Tax Revenue Bonds, Series 2004:
        1,045     5.250%, 9/01/22 - AMBAC Insured                                  9/14 at 100.00          N/R            1,011,487
        1,145     5.250%, 9/01/23 - AMBAC Insured                                  9/14 at 100.00          N/R            1,090,361
        1,255     5.250%, 9/01/24 - AMBAC Insured                                  9/14 at 100.00          N/R            1,184,356

          420  Oakland Redevelopment Agency, California, Subordinate Lien          3/13 at 100.00            A              433,705
                  Tax Allocation Bonds, Central District Redevelopment Project,
                  Series 2003, 5.500%, 9/01/18 - FGIC Insured

        8,000  Palmdale Elementary School District, Los Angeles County,            8/10 at 100.00          AAA            8,033,440
                  California, Special Tax Bonds, Community Facilities District
                  90-1, Series 1999, 5.800%, 8/01/29 - AGM Insured

          290  Rialto Redevelopment Agency, California, Tax Allocation             9/15 at 100.00           A-              255,101
                  Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                  SYNCORA GTY Insured

        5,000  Riverside County Redevelopment Agency, California, Tax             10/14 at 100.00           A-            4,341,500
                  Allocation Housing Bonds, Series 2004A, 5.000%, 10/01/37 -
                  SYNCORA GTY Insured

          360  Roseville, California, Certificates of Participation, Public        8/13 at 100.00          AA-              360,212
                  Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        3,130  San Francisco Redevelopment Agency, California, Lease Revenue       7/11 at 102.00          AA-            3,331,509
                  Bonds, Moscone Convention Center, Series 2004, 5.250%,
                  7/01/23 - AMBAC Insured

        2,750  San Jose Financing Authority, California, Lease Revenue             9/11 at 100.00          AA+            2,903,010
                  Refunding Bonds, Convention Center Project, Series 2001F,
                  5.000%, 9/01/20 - NPFG Insured

          625  San Mateo Union High School District, San Mateo County,            12/17 at 100.00          N/R              574,888
                  California, Certificates of Participation, Phase 1, Series
                  2007A, 5.000%, 12/15/30 - AMBAC Insured

          380  Shafter Joint Powers Financing Authority, California, Lease         7/10 at 100.00         BBB+              381,265
                  Revenue Bonds, Community Correctional Facility Acquisition
                  Project, Series 1997A, 5.950%, 1/01/11

        1,000  Simi Valley, California, Certificates of Participation,             9/14 at 100.00           A+            1,023,490
                  Series 2004, 5.000%, 9/01/24 - AMBAC Insured

        1,500  Tehachapi Redevelopment Agency, California, Tax Allocation            No Opt. Call          BBB            1,240,305
                  Bonds, Series 2007, 5.250%, 12/01/37 - RAAI Insured

        1,925  Travis Unified School District, Solano County, California,          9/16 at 100.00          N/R            1,829,424
                  Certificates of Participation, Series 2006, 5.000%, 9/01/26
                  - FGIC Insured

        2,500  Ventura County Superintendent of Schools, California,              12/11 at 100.00          AA-            2,560,400
                  Certificates Participation, Series 2003, 5.000%, 12/01/27 -
                  AMBAC Insured

        1,115  Vista Joint Powers Financing Authority, California, Special         3/10 at 100.00          N/R            1,050,363
                  Tax Lease Revenue Refunding Bonds, Community Facilities
                  District 90-2, Series 1997A, 5.875%, 9/01/20
------------------------------------------------------------------------------------------------------------------------------------
       70,640  Total Tax Obligation/Limited                                                                              67,336,536
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 25

    | Portfolio of Investments February 28, 2010

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 4.4% (4.4% OF TOTAL INVESTMENTS)

$         2,500   Bay Area Toll Authority, California, Revenue Bonds, San            4/16 at 100.00            AA    $  2,535,200
                     Francisco Bay Area Toll Bridge, Series 2006F, 5.000%,
                     4/01/31 (UB)

          5,500   Foothill/Eastern Transportation Corridor Agency, California,       1/14 at 101.00          BBB-       5,404,355
                     Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                     1/15/27

          1,250   Fresno, California, Airport Revenue Bonds, Series 2000A,           7/10 at 101.00           AAA       1,258,275
                     5.500%, 7/01/30 - AGM Insured

            220   Palm Springs Financing Authority, California, Palm Springs         7/14 at 102.00           N/R         192,522
                     International Airport Revenue Bonds, Series 2006, 5.550%,
                     7/01/28 (Alternative Minimum Tax)

          1,245   San Francisco Airports Commission, California, Revenue Bonds,      5/11 at 100.00            A1       1,206,455
                     San Francisco International Airport, Second Series 1999,
                     Issue 23A, 5.000%, 5/01/30 - FGIC Insured (Alternative
                     Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
         10,715   Total Transportation                                                                                 10,596,807
---------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 23.8% (23.8% OF TOTAL INVESTMENTS) (4)

                  Burbank Redevelopment Agency, California, Tax Allocation Bonds,
                  Golden State Redevelopment Project, Series 2003:
          1,700      5.625%, 12/01/28 (Pre-refunded 12/01/13) - FGIC Insured         12/13 at 100.00        N/R (4)      1,975,859
          5,010      5.750%, 12/01/33 (Pre-refunded 12/01/13) - FGIC Insured         12/13 at 100.00        N/R (4)      5,845,969

          2,400   California County Tobacco Securitization Agency, Tobacco           6/12 at 100.00        N/R (4)      2,562,408
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco Funding
                     Corporation, Series 2002B, 5.500%, 6/01/30 (Pre-refunded
                     6/01/12)

          3,300   California Department of Water Resources, Power Supply Revenue     5/12 at 101.00           Aaa       3,652,638
                     Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

          3,115   California Educational Facilities Authority, Revenue Bonds,        6/10 at 101.00       Baa3 (4)      3,196,925
                     Pooled College and University Projects, Series 2000C,
                     6.750%, 6/01/30 (ETM)

          2,845   California, General Obligation Bonds, Series 2004, 5.250%,         4/14 at 100.00           AAA       3,326,061
                     4/01/34 (Pre-refunded 4/01/14)

          2,065   Contra Costa County, California, GNMA Mortgage-Backed                No Opt. Call           AAA       2,810,795
                     Securities Program Home Mortgage Revenue Bonds, Series 1988,
                     8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)

          2,105   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA       2,343,623
                     Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                     6.250%, 6/01/33 (Pre-refunded 6/01/13)

            685   Los Angeles Community Redevelopment Agency, California, Tax        1/10 at 100.00        BBB (4)        691,062
                     Allocation Refunding Bonds, Central Business District
                     Redevelopment Project, Series 1987G, 6.750%, 7/01/10 (ETM)

          5,000   Orange County Sanitation District, California, Certificates of     8/13 at 100.00           AAA       5,738,950
                     Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded
                     8/01/13) - FGIC Insured

          8,565   Palmdale, California, GNMA Mortgage-Backed Securities Program        No Opt. Call           AAA       7,038,117
                     Single Family Mortgage Revenue Bonds, Series 1988A, 0.000%,
                     3/01/17 (ETM)

          3,300   Puerto Rico Highway and Transportation Authority, Highway          7/12 at 100.00           AAA       3,633,663
                     Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded
                     7/01/12)

         20,415   San Bernardino County, California, GNMA Mortgage-Backed              No Opt. Call           AAA      11,307,052
                     Securities Program Single Family Home Mortgage Revenue
                     Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative Minimum
                     Tax) (ETM)

          3,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes     10/10 at 101.00       BBB+ (4)      3,142,050
                     Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded
                     10/01/10)
---------------------------------------------------------------------------------------------------------------------------------
         63,505   Total U.S. Guaranteed                                                                                57,265,172
---------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 7.2% (7.2% OF TOTAL INVESTMENTS)

          2,445   California Statewide Community Development Authority,              6/10 at 100.00           N/R       2,233,948
                     Certificates of Participation Refunding, Rio Bravo Fresno
                     Project, Series 1999A, 6.500%, 12/01/18 (5)

          1,800   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call             A       1,740,240
                     Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

         21,500   Merced Irrigation District, California, Certificates of             9/16 at 64.56             A       9,353,145
                     Participation, Water Hydroelectric Series 2008B, 0.000%,
                     9/01/23

            605   Merced Irrigation District, California, Electric System Revenue    9/15 at 100.00           N/R         542,842
                     Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured

          3,470   Puerto Rico Industrial, Tourist, Educational, Medical and          6/10 at 101.00          Baa3       3,503,208
                     Environmental Control Facilities Financing Authority,
                     Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%,
                     6/01/26 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
         29,820   Total Utilities                                                                                      17,373,383
---------------------------------------------------------------------------------------------------------------------------------

26 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)           VALUE
----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 7.9% (7.9% OF TOTAL INVESTMENTS)

$         1,480   California Department of Water Resources, Water System Revenue     6/15 at 100.00           AAA    $  1,604,083
                     Bonds, Central Valley Project, Series 2005AD, 5.000%,
                     12/01/22 - AGM Insured

          1,500   Castaic Lake Water Agency, California, Certificates of             8/16 at 100.00           AA-       1,478,295
                     Participation, Series 2006C, 5.000%, 8/01/36 - NPFG Insured

            410   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00           AA-         405,851
                     Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured

            500   Los Angeles County Sanitation Districts Financing Authority,      10/13 at 100.00           AAA         528,855
                     California, Senior Revenue Bonds, Capital Projects, Series
                     2003A, 5.000%, 10/01/23 - AGM Insured

          5,000   Los Angeles Department of Water and Power, California,             7/17 at 100.00            AA       5,068,700
                     Waterworks Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 -
                     AMBAC Insured

                  Madera Irrigation District. California, Water Revenue Refunding
                  Bonds, Series 2008:
          1,850      5.500%, 1/01/33                                                 1/18 at 100.00             A-      1,902,041
          3,000      5.500%, 1/01/38                                                 1/18 at 100.00             A-      3,051,360

          1,580   San Diego County Water Authority, California, Water Revenue        5/12 at 101.00            AA+      1,639,138
                     Refunding Certificates of Participation, Series 2002A,
                     5.000%, 5/01/26 - NPFG Insured

          3,500   Woodbridge Irrigation District, California, Certificates of        7/13 at 100.00             A+      3,374,840
                     Participation, Water Systems Project, Series 2003, 5.625%,
                     7/01/43
----------------------------------------------------------------------------------------------------------------------------------
         18,820   Total Water and Sewer                                                                                19,053,163
----------------------------------------------------------------------------------------------------------------------------------
$       269,560   Total Investments (cost $234,493,424) - 100.2%                                                      241,117,670
===============-------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (1.9)%                                                                   (4,490,000)
                  ----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.7%                                                                  3,970,558
                  ----------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                  $240,598,228
                  ================================================================================================================

      (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shares unless otherwise noted.

      (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

      (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

      (5) This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

      N/R   Not rated.

    (ETM)   Escrowed to maturity.

     (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1
            - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 27

NCB | Nuveen California Municipal Value Fund 2
    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.9% (5.0% OF TOTAL INVESTMENTS)

$       3,500   Tobacco Securitization Authority of Northern California,           6/15 at 100.00          BBB     $      2,527,420
                   Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                   5.500%, 6/01/45
-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.9% (10.0% OF TOTAL
                   INVESTMENTS)

          500   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00           A3              507,040
                   University of Redlands, Series 2005A, 5.000%, 10/01/25

        2,510   California Educational Facilities Authority, Revenue Bonds,       11/19 at 100.00           A2            2,543,634
                   University of the Pacific, Series 2009, 5.500%, 11/01/39

        1,965   California State Public Works Board, Lease Revenue Bonds,          4/19 at 100.00         BBB+            2,049,672
                   University of California Department of Education Riverside
                   Campus Project, Series 2009B, 5.750%, 4/01/23
-----------------------------------------------------------------------------------------------------------------------------------
        4,975   Total Education and Civic Organizations                                                                   5,100,346
-----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 21.8% (22.1% OF TOTAL INVESTMENTS)

        1,000   ABAG Finance Authority for Non-Profit Corporations, California,    5/19 at 100.00           A-            1,023,340
                   Cal-Mortgage Insured Health Facility Revenue Bonds, Saint
                   Rose Hospital, Series 2009A, 6.000%, 5/15/29

        1,000   California Health Facilities Financing Authority Revenue Bonds,   11/19 at 100.00            A            1,054,220
                   Series 2009A (Childrens Hospital of Orange County, 6.500%,
                   11/01/38

        1,900   California Health Facilities Financing Authority, Revenue          7/19 at 100.00            A            1,992,606
                   Bonds, Catholic Healthcare West, Series 2009A, 6.000%,
                   7/01/39

        2,000   California Health Facilities Financing Authority, Revenue          3/16 at 100.00           A+            1,925,680
                   Bonds, Kaiser Permanante System, Series 2006, 5.250%, 3/01/45

          850   California Municipal Financing Authority, Certificates of          2/17 at 100.00         Baa2              781,915
                   Participation, Community Hospitals of Central California,
                   Series 2007, 5.250%, 2/01/27

        1,400   California Statewide Communities Development Authority, Revenue    3/18 at 100.00          AAA            1,393,826
                   Bonds, Adventist Health System West, Series 2007B, 5.000%,
                   3/01/37 - AGC Insured

          125   California Statewide Community Development Authority, Revenue      3/16 at 100.00           A+              116,803
                   Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

        1,500   California Statewide Community Development Authority, Revenue      8/18 at 100.00          AAA            1,505,100
                   Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 - AGM
                   Insured

          800   Hospital Authority of Delaware County, Indiana, Hospital           8/16 at 100.00         Baa3              728,488
                   Revenue Bonds, Cardinal Health System, Series 2006, 5.000%,
                   8/01/24

          850   Illinois Finance Authority, Revenue Bonds, Sherman Health          8/17 at 100.00          BBB              753,653
                   Systems, Series 2007A, 5.500%, 8/01/37
-----------------------------------------------------------------------------------------------------------------------------------
       11,425   Total Health Care                                                                                        11,275,631
-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 10.9% (11.0% OF TOTAL INVESTMENTS)

        1,485   California Housing Finance Agency, California, Home Mortgage       2/18 at 100.00          AA-            1,492,514
                   Revenue Bonds, Series 2008L, 5.500%, 8/01/38

        2,500   California Housing Finance Agency, Home Mortgage Revenue Bonds,    2/16 at 100.00          AA-            2,230,400
                   Series 2006K, 4.625%, 8/01/26 (Alternative Minimum Tax)

        2,000   California State Department of Veteran Affairs, Home Purchase     12/16 at 100.00          Aa2            1,884,760
                   Revenue Bonds, Series 2007b, 5.150%, 12/01/27 (Alternative
                   Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        5,985   Total Housing/Single Family                                                                               5,607,674
-----------------------------------------------------------------------------------------------------------------------------------

28 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.6% (1.7% OF TOTAL INVESTMENTS)

$         900   California Enterprise Development Authority, Sewer Facilities      9/12 at 100.00         BBB+     $        847,143
                   Revenue, Anheuser-Busch Project, Senior Lien Series 2007,
                   5.300%, 9/01/47 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 1.1% (1.0% OF TOTAL INVESTMENTS)

          585   Courtland Industrial Development Board, Alabama, Solid Waste       6/15 at 100.00          BBB              526,728
                   Revenue Bonds, International Paper Company Project, Series
                   2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.1% (12.3% OF TOTAL INVESTMENTS)

        2,000   California, Various Purpose General Obligation Bonds, Series       6/17 at 100.00            A            1,804,720
                   2007, 5.000%, 6/01/37 - NPFG Insured

        2,100   Carlsbad Unified School District, San Diego County,                5/24 at 100.00           AA            1,307,502
                   California, General Obligation Bonds, Series 2009B, 0.000%,
                   5/01/34

        1,120   Oakland, California, General Obligation Bonds, Measure Series      1/19 at 100.00          AA-            1,158,506
                   2009DD, 5.250%, 1/15/29

        1,895   Pacific Grove Unified School District, California, General         8/19 at 100.00           AA            2,001,821
                   Obligation Bonds, Series 2009C., 5.375%, 8/01/39
-----------------------------------------------------------------------------------------------------------------------------------
        7,115   Total Tax Obligation/General                                                                              6,272,549
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 11.8% (12.0% OF TOTAL INVESTMENTS)

        1,000   Lancaster Redevelopment Agency Combined Project Areas, Housing     8/19 at 100.00            A            1,068,950
                   Programs, California, Tax Allocation Bonds 2009, 6.875%,
                   8/01/39

        1,000   San Francisco City and County, California, Redevelopment           8/19 at 100.00            A            1,056,550
                   Financing Authority, Tax Allocation Revenue Bonds, San
                   Francisco Redevelopment Projects, Series 2009B, 6.625%,
                   8/01/39

        1,500   San Francisco City and County, California, Certificates of         4/19 at 100.00          AA-            1,520,505
                   Participation, Multiple Capital Improvement Projects,
                   Series 2009A, 5.250%, 4/01/31

          500   Val Verde Unified School District Financing Authority,            10/13 at 102.00         N/R               494,550
                   California, Special Tax Revenue, Junior Lien Refunding
                   Series 2003, 6.250%, 10/01/28

        2,000   Westlake Village, California, Certificates of Participation,       6/16 at 100.00          AA+            1,975,600
                   Financing Project, Series 2009, 5.000%, 6/01/39
-----------------------------------------------------------------------------------------------------------------------------------
        6,000   Total Tax Obligation/Limited                                                                              6,116,155
-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.0% (2.0% OF TOTAL INVESTMENTS)

        1,000   San Francisco Airports Commission, California, Revenue Bonds,      5/16 at 100.00           A1            1,039,230
                   San Francisco International Airport, Second Series 2002,
                   Issue 32G, 5.000%, 5/01/24 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.9% (14.1% OF TOTAL INVESTMENTS)

        1,000   M-S-R Energy Authority, California, Gas Revenue Bonds,               No Opt. Call            A            1,063,030
                   Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39

        2,495   Roseville Natural Gas Financing Authority, California, Gas           No Opt. Call            A            2,609,270
                   Revenue Bonds, Series 2007, 5.000%, 2/15/17

        2,400   Southern California Public Power Authority, Natural Gas              No Opt. Call            A            2,429,256
                   Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24

        1,000   Tuolumne Wind Project Authority, California, Revenue Bonds,        1/19 at 100.00           A+            1,074,500
                   Tuolumne Company Project, Series 2009A, 5.625%, 1/01/29
-----------------------------------------------------------------------------------------------------------------------------------
        6,895   Total Utilities                                                                                           7,176,056
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.7% (8.8% OF TOTAL INVESTMENTS)

        2,000   Orange County Sanitation District, California, Certificates of     2/19 at 100.00          AAA            2,360,080
                   Participation, Series 2007, Trust 3020, 17.692%, 2/01/35 (IF)

        1,000   San Diego Public Facilities Financing Authority, California,       5/19 at 100.00           A+            1,102,830
                   Sewerage Revenue Bonds, Refunding Series 2009B, 5.250%,
                   5/15/25

                                                           Nuveen Investments 29

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         500   Western Municipal Water District Facilities Authority,            10/19 at 100.00          AA+     $        506,825
                   California, Water Revenue Bonds, Series 2009B, 5.000%,
                   10/01/39

          500   Western Riverside Water & Wastewater Financing Authority,          8/19 at 100.00          AAA              521,505
                   California, Revenue Bonds, Western Municipal Water
                   District, Series 2009, 5.625%, 9/01/39
-----------------------------------------------------------------------------------------------------------------------------------
        4,000   Total Water and Sewer                                                                                     4,491,240
-----------------------------------------------------------------------------------------------------------------------------------
$      52,380   Total Investments (cost $46,424,788) - 98.7%                                                             50,980,172
=============----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                        681,223
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                  $     51,661,395
                ===================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  N/R Not rated.

 (IF) Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30 Nuveen Investments

NCP | Nuveen California Performance Plus Municipal Fund, Inc.
    | Portfolio of Investments February 28, 2010

     PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)          VALUE
-------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 5.7% (3.7% OF TOTAL INVESTMENTS)

$          555   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00           BBB    $   522,000
                    Settlement Asset-Backed Bonds, Sonoma County Tobacco
                    Securitization Corporation, Series 2005, 4.250%, 6/01/21

         3,000   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB      2,212,110
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-1, 5.750%, 6/01/47

        12,135   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00           BBB      7,720,772
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-2, 0.000%, 6/01/37
-------------------------------------------------------------------------------------------------------------------------------
        15,690   Total Consumer Staples                                                                              10,454,882
-------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 10.1% (6.6% OF TOTAL
                    INVESTMENTS)

           160   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00            A3        152,878
                    University of Redlands, Series 2005A, 5.000%, 10/01/35

                 California Educational Facilities Authority, Revenue Bonds,
                 University of the Pacific, Series 2006:
           110      5.000%, 11/01/21                                               11/15 at 100.00            A2        115,249
           150      5.000%, 11/01/25                                               11/15 at 100.00            A2        152,885

         4,730   California Infrastructure Economic Development Bank, Revenue      10/11 at 101.00             A-     4,807,383
                    Bonds, J. David Gladstone Institutes, Series 2001, 5.500%,
                    10/01/21

         2,645   California State Public Works Board, Lease Revenue Bonds,          3/18 at 100.00           Aa2      2,686,685
                    University of California Regents, Trust 1065, 9.306%,
                    3/01/33 (IF)

         4,730   California State University, Systemwide Revenue Bonds, Series     11/12 at 100.00           Aa3      4,915,321
                    2002A, 5.000%, 11/01/19 - AMBAC Insured

         4,000   San Diego County, California, Certificates of Participation,       9/15 at 102.00          Baa3      3,341,920
                    Burnham Institute, Series 2006, 5.000%, 9/01/34

         2,000   University of California, Revenue Bonds, Multi-Purpose             5/13 at 100.00           Aa1      2,200,260
                    Projects, Series 2003A, 5.125%, 5/15/17 - AMBAC Insured (UB)
-------------------------------------------------------------------------------------------------------------------------------
        18,525   Total Education and Civic Organizations                                                             18,372,581
-------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 11.5% (7.5% OF TOTAL INVESTMENTS)

           375   California Health Facilities Financing Authority, Revenue          4/16 at 100.00             A+       357,345
                    Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                    4/01/37

         6,385   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3      6,053,044
                    Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

         1,650   California Municipal Financing Authority, Certificates of          2/17 at 100.00          Baa2      1,396,164
                    Participation, Community Hospitals of Central California,
                    Series 2007, 5.250%, 2/01/46

           895   California Statewide Communities Development Authority,            7/18 at 100.00           AAA        939,410
                    Revenue Bonds, Saint Joseph Health System, Trust 2554,
                    18.719%, 7/01/47 - AGM Insured (IF)

         1,000   California Statewide Community Development Authority, Revenue      7/15 at 100.00           BBB        915,750
                    Bonds, Daughters of Charity Health System, Series 2005A,
                    5.250%, 7/01/30

         1,175   California Statewide Community Development Authority, Revenue      3/16 at 100.00             A+     1,097,944
                    Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                    3/01/41

         1,755   California Statewide Community Development Authority, Revenue      8/16 at 100.00             A+     1,760,634
                    Bonds, Kaiser Permanente System, Series 2001C, 5.250%,
                    8/01/31

         1,355   California Statewide Community Development Authority, Revenue        No Opt. Call             A-     1,352,710
                    Bonds, Sherman Oaks Health System, Series 1998A, 5.000%,
                    8/01/22 - AMBAC Insured

         4,045   California Statewide Community Development Authority, Revenue     11/15 at 100.00           Aa3      3,701,377
                    Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43

         1,750   Loma Linda, California, Hospital Revenue Bonds, Loma Linda        12/17 at 100.00           BBB      1,933,015
                    University Medical Center, Series 2008A, 8.250%, 12/01/38

         1,600   The Regents of the University of California, Medical Center        5/15 at 101.00           Aa2      1,479,376
                    Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 - NPFG
                    Insured
-------------------------------------------------------------------------------------------------------------------------------
        21,985   Total Health Care                                                                                   20,986,769
-------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 3.0% (1.9% OF TOTAL INVESTMENTS)

         1,500   California Statewide Community Development Authority, Student      8/12 at 100.00          Baa1      1,508,730
                    Housing Revenue Bonds, EAH - Irvine East Campus Apartments,
                    LLC Project, Series 2002A, 5.500%, 8/01/22 - ACA Insured

                                                           Nuveen Investments 31

    | Portfolio of Investments February 28, 2010

     PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)    RATINGS (3)         VALUE
-------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY (continued)

$        3,915   Los Angeles, California, GNMA Collateralized Multifamily           3/10 at 100.00           AAA    $ 3,918,015
                    Housing Revenue Bonds, Ridgecroft Apartments, Series 1997E,
                    6.250%, 9/20/39 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
         5,415   Total Housing/Multifamily                                                                            5,426,745
-------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)

           300   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00            AA-       322,563
                    Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                    (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIALS - 0.7% (0.5% OF TOTAL INVESTMENTS)

         1,250   California Pollution Control Financing Authority, Solid Waste      1/16 at 102.00           BBB      1,238,138
                    Disposal Revenue Bonds, Waste Management Inc., Series
                    2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 2.1% (1.3% OF TOTAL INVESTMENTS)

         4,500   California Statewide Communities Development Authority,           12/17 at 100.00           Ba1      3,737,835
                    Revenue Bonds, Inland Regional Center Project, Series 2007,
                    5.250%, 12/01/27
-------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 21.8% (14.2% OF TOTAL INVESTMENTS)

           500   California, General Obligation Bonds, Series 2004, 5.000%,         2/14 at 100.00             A-       508,375
                    2/01/23

         5,750   California, General Obligation Bonds, Various Purpose Series      11/19 at 100.00             A-     5,949,928
                    2009, 6.000%, 11/01/39

         3,550   Centinela Valley Union High School District, Los Angeles             No Opt. Call             A      3,714,223
                    County, California, General Obligation Bonds, Series 2002A,
                    5.250%, 2/01/26 - NPFG Insured

         1,400   Los Rios Community College District, Sacramento, El Dorado and     8/14 at 102.00           AAA      1,533,238
                    Yolo Counties, California, General Obligation Bonds, Series
                    2006C, 5.000%, 8/01/24 - AGM Insured (UB)

         3,200   Murrieta Valley Unified School District, Riverside County,         9/17 at 100.00           AAA      3,067,488
                    California, General Obligation Bonds, Series 2007, 4.500%,
                    9/01/30 - AGM Insured

         4,765   North Orange County Community College District, California,          No Opt. Call            AA      1,758,952
                    General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 -
                    FGIC Insured

         2,575   Oxnard School District, Ventura County, California, General        2/22 at 103.00             A+     2,755,842
                    Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 -
                    NPFG Insured

         6,000   Puerto Rico, General Obligation and Public Improvement Bonds,        No Opt. Call             A      6,112,140
                    Series 1993, 7.000%, 7/01/10 - NPFG Insured

                 Riverside Community College District, California, General
                 Obligation Bonds, Series 2004A:
            15      5.250%, 8/01/25 - NPFG Insured                                  8/14 at 100.00            AA-        16,436
            20      5.250%, 8/01/26 - NPFG Insured                                  8/14 at 100.00            AA-        21,188

           325   Roseville Joint Union High School District, Placer County,         8/15 at 100.00            AA-       336,700
                    California, General Obligation Bonds, Series 2006B, 5.000%,
                    8/01/27 - FGIC Insured

         4,000   San Diego Unified School District, San Diego County,               7/13 at 101.00           AAA      4,561,200
                    California, General Obligation Bonds, Series 2003E, 5.250%,
                    7/01/22 - AGM Insured

         3,000   San Jose-Evergreen Community College District, Santa Clara         9/10 at 100.00           Aa2      3,070,710
                    County, California, General Obligation Bonds, Series 2000B,
                    5.600%, 9/01/24 - FGIC Insured

         1,850   San Juan Capistano, California, General Obligation Bonds, Open     8/19 at 100.00           AAA      2,111,442
                    Space Program, Tender Option Bond Trust 3646, 17.931%,
                    8/01/40 (IF)

         2,200   Santa Maria Joint Union High School District, Santa Barbara          No Opt. Call           Aa3      2,716,186
                    and San Luis Obispo Counties, California, General
                    Obligation Bonds, Series 2003B, 5.625%, 8/01/24 - AGM
                    Insured

         1,440   Southwestern Community College District, San Diego County,         8/15 at 102.00            AA-     1,541,477
                    California, General Obligation Bonds, Series 2005, 5.000%,
                    8/01/24 - NPFG Insured
-------------------------------------------------------------------------------------------------------------------------------
        40,590   Total Tax Obligation/General                                                                        39,775,525
-------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 33.0% (21.5% OF TOTAL INVESTMENTS)

         5,045   California State Public Works Board, Lease Revenue Bonds,          3/12 at 100.00           BBB+     5,061,194
                    Department of Corrections, Series 2002A, 5.250%, 3/01/22 -
                    AMBAC Insured

         1,575   California State Public Works Board, Lease Revenue Bonds,         12/13 at 100.00           BBB+     1,610,516
                    Department of General Services, Series 2003D, 5.500%,
                    6/01/20

         3,010   California State Public Works Board, Lease Revenue Bonds,          6/14 at 100.00           BBB+     3,092,233
                    Department of Mental Health, Coalinga State Hospital,
                    Series 2004A, 5.500%, 6/01/19

         1,000   California State Public Works Board, Lease Revenue Bonds,         10/19 at 100.00           BBB+       999,940
                    Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30

32 Nuveen Investments

     PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)    RATINGS (3)         VALUE
-------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)

$        1,295   California, Economic Recovery Revenue Bonds, Series 2004A,         7/14 at 100.00             A+   $ 1,445,647
                    5.000%, 7/01/15

           400   Capistrano Unified School District, Orange County, California,     9/15 at 100.00             A        388,740
                    Special Tax Bonds, Community Facilities District, Series
                    2005, 5.000%, 9/01/24 - FGIC Insured

         1,210   Chino Redevelopment Agency, California, Merged Chino               9/16 at 101.00           BBB      1,047,170
                    Redevelopment Project Area Tax Allocation Bonds, Series
                    2006, 5.000%, 9/01/38 - AMBAC Insured

         2,000   Coachella Valley Unified School District, Riverside County,        9/16 at 100.00           N/R      1,791,180
                    California, Certificates of Participation, Series 2007,
                    5.000%, 9/01/31 - AMBAC Insured

         2,500   Corona Public Financing Authority, California, Superior Lien       3/10 at 102.00           AAA      2,573,475
                    Revenue Bonds, Series 1999A, 5.000%, 9/01/20 - AGM Insured

         1,045   Hawthorne Community Redevelopment Agency, California, Project      9/16 at 100.00             A-       946,739
                    Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 -
                    SYNCORA GTY Insured

         1,750   Hesperia Community Redevelopment Agency, California, Tax           9/15 at 100.00           BBB      1,537,865
                    Allocation Bonds, Series 2005A, 5.000%, 9/01/25 - SYNCORA
                    GTY Insured

                 Irvine, California, Unified School District, Community
                 Facilities District Special Tax Bonds, Series 2006A:
           185      5.000%, 9/01/26                                                 9/16 at 100.00           N/R        165,068
           425      5.125%, 9/01/36                                                 9/16 at 100.00           N/R        356,261

           730   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00            A2        634,005
                    Revenue Bonds, Manchester Social Services Project, Series
                    2005, 5.000%, 9/01/37 - AMBAC Insured

        10,000   Los Angeles County Public Works Financing Authority,               9/16 at 100.00             A      9,654,900
                    California, Lease Revenue Bonds, Series 2006B, 5.000%,
                    9/01/31 - FGIC Insured

         4,000   Los Angeles, California, Municipal Improvement Corporation,        1/17 at 100.00             A+     3,856,120
                    Lease Revenue Bonds, Police Headquarters, Series 2006A,
                    4.750%, 1/01/31 - FGIC Insured

         1,395   Moreno Valley Unified School District, Riverside County,           3/14 at 100.00           AAA      1,448,191
                    California, Certificates of Participation, Series 2005,
                    5.000%, 3/01/22 - AGM Insured

         3,500   Murrieta Redevelopment Agency, California, Tax Allocation          8/17 at 100.00             A      3,040,205
                    Bonds, Series 2007A, 5.000%, 8/01/37 - NPFG Insured

         1,000   Paramount Redevelopment Agency, California, Tax Allocation         8/13 at 100.00             A        999,380
                    Bonds, Redevelopment Project Area 1, Series 2003, 5.000%,
                    8/01/23 - NPFG Insured

           350   Rialto Redevelopment Agency, California, Tax Allocation Bonds,     9/15 at 100.00             A-       307,881
                    Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                    SYNCORA GTY Insured

         1,500   Riverside County Public Financing Authority, California, Tax      10/15 at 100.00           BBB      1,275,645
                    Allocation Bonds, Multiple Projects, Series 2005A, 5.000%,
                    10/01/37 - SYNCORA GTY Insured

         1,000   Rohnert Park Community Development Commission, California,         8/17 at 100.00             A        868,630
                    Redevelopment Project Tax Allocation Bonds, Series 2007R,
                    5.000%, 8/01/37 - FGIC Insured

           435   Roseville, California, Certificates of Participation, Public       8/13 at 100.00            AA-       435,256
                    Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

         1,000   Sacramento City Financing Authority, California, Lease Revenue       No Opt. Call             A      1,070,510
                    Refunding Bonds, Series 1993A, 5.400%, 11/01/20 - NPFG
                    Insured

         5,000   San Marcos Public Facilities Authority, California, Tax            8/15 at 100.00             A-     4,399,000
                    Allocation Bonds, Project Areas 2 and 3, Series 2005C,
                    5.000%, 8/01/35 - AMBAC Insured

           750   San Mateo Union High School District, San Mateo County,           12/17 at 100.00           N/R        689,864
                    California, Certificates of Participation, Phase 1, Series
                    2007A, 5.000%, 12/15/30 - AMBAC Insured

                 Santa Clara Redevelopment Agency, California, Tax Allocation
                 Bonds, Bayshore North Project, Series 2003:
         2,695      5.000%, 6/01/20 - NPFG Insured                                  6/13 at 100.00             A      2,727,394
         1,500      5.000%, 6/01/21 - NPFG Insured                                  6/13 at 100.00             A      1,515,164

                 Sweetwater Union High School District, San Diego County,
                 California, Certificates of Participation, Series 2002:
         2,000      5.000%, 9/01/23 - AGM Insured                                   9/12 at 102.00           AAA      2,039,040
         4,015      5.000%, 9/01/24 - AGM Insured                                   9/12 at 102.00           AAA      4,076,510
-------------------------------------------------------------------------------------------------------------------------------
        62,310   Total Tax Obligation/Limited                                                                        60,053,723
-------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 33

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 27.7% (18.0% OF TOTAL INVESTMENTS)

$       1,430  Bay Area Toll Authority, California, Revenue Bonds, San             4/16 at 100.00           AA     $      1,450,134
                  Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31
                  (UB)

        1,935  Bay Area Toll Authority, California, Revenue Bonds, San             4/18 at 100.00           AA            2,216,620
                  Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                  13.541%, 4/01/39 (IF)

          750  Bay Area Toll Authority, California, Revenue Bonds, San             4/19 at 100.00           AA              834,420
                  Francisco Bay Area Toll Bridge, Series 2009, Trust 2985-1,
                  18.111%, 4/01/39 (IF)

        6,500  Foothill/Eastern Transportation Corridor Agency, California,        1/14 at 101.00         BBB-            6,308,510
                  Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                  1/15/29

               Long Beach, California, Harbor Revenue Bonds, Series 2000A:
        2,740     5.750%, 5/15/14 (Alternative Minimum Tax)                        5/10 at 101.00           AA            2,786,936
       11,885     5.750%, 5/15/15 (Alternative Minimum Tax)                        5/10 at 101.00           AA           12,075,992

        8,485  Port of Oakland, California, Revenue Bonds, Series 2000K,           5/10 at 100.00            A            8,489,582
                  5.750%, 11/01/29 - FGIC Insured

       14,000  San Francisco Airports Commission, California, Revenue Bonds,       5/10 at 101.00          AAA           14,255,080
                  San Francisco International Airport, Second Series 2000,
                  Issue 25, 5.500%, 5/01/24 - AGM Insured (Alternative Minimum
                  Tax)

        2,000  San Francisco Airports Commission, California, Revenue Refunding    5/11 at 100.00           A1            2,018,280
                  Bonds, San Francisco International Airport, Second Series
                  2001, Issue 27B, 5.000%, 5/01/23 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       49,725  Total Transportation                                                                                      50,435,554
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 11.6% (7.6% OF TOTAL INVESTMENTS) (4)

          175  California County Tobacco Securitization Agency, Tobacco            6/10 at 100.00      N/R (4)              176,796
                  Settlement Asset-Backed Bonds, Sonoma County Tobacco Funding
                  Corporation, Series 2002B, 5.125%, 6/01/20 (Pre-refunded
                  6/01/10)

        5,360  California Infrastructure Economic Development Bank, First Lien       No Opt. Call          AAA            6,472,575
                  Revenue Bonds, San Francisco Bay Area Toll Bridge, Series
                  2003A, 5.000%, 7/01/23 - AGM Insured (ETM)

          900  California, Economic Recovery Revenue Bonds, Series 2004A,          7/14 at 100.00          AAA            1,045,881
                  5.000%, 7/01/15 (Pre-refunded 7/01/14)

        4,000  Contra Costa County, California, GNMA Mortgage-Backed Securities      No Opt. Call          AAA            5,444,640
                  Program Home Mortgage Revenue Bonds, Series 1988, 8.250%,
                  6/01/21 (Alternative Minimum Tax) (ETM)

        3,000  Golden State Tobacco Securitization Corporation, California,        6/13 at 100.00          AAA            3,527,610
                  Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                  6.750%, 6/01/39 (Pre-refunded 6/01/13)

           65  Port of Oakland, California, Revenue Bonds, Series 2000K,           5/10 at 100.00         A (4)              65,565
                  5.750%, 11/01/29 (Pre-refunded 5/01/10) - FGIC Insured

        4,000  Puerto Rico Highway and Transportation Authority, Highway           7/12 at 100.00          AAA            4,404,440
                  Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded
                  7/01/12)
-----------------------------------------------------------------------------------------------------------------------------------
       17,500  Total U.S. Guaranteed                                                                                     21,137,507
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 11.5% (7.5% OF TOTAL INVESTMENTS)

        4,210  California Statewide Community Development Authority,               6/10 at 100.00          N/R            3,846,593
                  Certificates of Participation Refunding, Rio Bravo Fresno
                  Project, Series 1999A, 6.500%, 12/01/18 (5)

        2,140  Long Beach Bond Finance Authority, California, Natural Gas            No Opt. Call            A            2,068,952
                  Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

          725  Los Angeles Department of Water and Power, California, Power        7/13 at 100.00          AA-              781,014
                  System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 - NPFG
                  Insured

          500  Los Angeles Department of Water and Power, California, Power        7/15 at 100.00          AAA              515,210
                  System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 - AGM
                  Insured (UB)

          715  Merced Irrigation District, California, Electric System Revenue     9/15 at 100.00          N/R              641,541
                  Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured

       10,450  Orange County Public Financing Authority, California, Waste           No Opt. Call           A1           11,470,652
                  Management System Revenue Refunding Bonds, Series 1997,
                  5.250%, 12/01/13 - AMBAC Insured (Alternative Minimum Tax)

        1,000  Sacramento Municipal Utility District, California, Electric           No Opt. Call           A+            1,043,130
                  Revenue Bonds, Series 2004T, 5.250%, 5/15/23 - FGIC Insured

          500  Sacramento Municipal Utility District, California, Electric         8/12 at 100.00          AAA              520,135
                  Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/22 - AGM
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
       20,240  Total Utilities                                                                                           20,887,227
-----------------------------------------------------------------------------------------------------------------------------------

34 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 14.8% (9.6% OF TOTAL INVESTMENTS)

$       1,000  California Statewide Community Development Authority, Water and    10/13 at 100.00             AAA    $    1,039,350
                  Wastewater Revenue Bonds, Pooled Financing Program, Series
                  2003A, 5.250%, 10/01/23 - AGM Insured

        2,500  Central Basin Municipal Water District, California, Certificates    2/20 at 100.00             AAA         2,474,900
                  of Participation, Tender Option Bond Trust 3152, 17.833%,
                  8/01/39 (WI/DD, Settling 3/11/10) - AGM Insured (IF)

        2,500  El Centro Financing Authority, California, Water Revenue Bonds,    10/16 at 100.00             AAA         2,395,600
                  Series 2006A, 4.750%, 10/01/31 - AGM Insured

        4,770  Los Angeles Department of Water and Power, California, Waterworks   7/14 at 100.00              AA         5,294,128
                  Revenue Bonds, Series 2004C, 5.250%, 7/01/20 - NPFG Insured

        2,500  Pajaro Valley Water Management Agency, California, Revenue          3/10 at 100.00              BB         2,176,800
                  Certificates of Participation, Series 1999A, 5.750%, 3/01/29 -
                  AMBAC Insured

        5,985  Sacramento County Sanitation District Financing Authority,         12/10 at 101.00              AA         6,248,699
                  California, Revenue Bonds, Series 2000A, 5.250%, 12/01/12

        4,585  Santa Maria, California, Subordinate Water and Wastewater Revenue   8/12 at 101.00             N/R         4,659,094
                  Certificates of Participation, Series 1997A, 5.550%, 8/01/27 -
                  AMBAC Insured

        1,700  South Gate Utility Authority, California, Subordinate Revenue      10/11 at 102.00               A         1,720,655
                  Bonds, Water and Sewer System Projects, Series 2001, 5.000%,
                  10/01/22 - FGIC Insured

          945  Woodbridge Irrigation District, California, Certificates of         7/13 at 100.00              A+           911,207
                  Participation, Water Systems Project, Series 2003, 5.625%,
                  7/01/43
------------------------------------------------------------------------------------------------------------------------------------
       26,485  Total Water and Sewer                                                                                     26,920,433
------------------------------------------------------------------------------------------------------------------------------------
$     284,515  Total Investments (cost $279,425,112) - 153.7%                                                           279,749,482
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (3.9)%                                                                        (7,105,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.3%                                                                         590,344
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (50.1)% (6)                                                     (91,175,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $  182,059,826
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

  (6) Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 32.6%.

  N/R Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 35

NCO | Nuveen California Municipal Market Opportunity Fund, Inc.
    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 6.0% (4.2% OF TOTAL INVESTMENTS)

$         355  California County Tobacco Securitization Agency, Tobacco            6/15 at 100.00          BBB     $        333,892
                  Settlement Asset-Backed Bonds, Sonoma County Tobacco
                  Securitization Corporation, Series 2005, 4.250%, 6/01/21

        2,000  Golden State Tobacco Securitization Corporation, California,        6/17 at 100.00          BBB            1,474,740
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-1, 5.750%, 6/01/47

        8,090  Golden State Tobacco Securitization Corporation, California,        6/22 at 100.00          BBB            5,147,182
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-2, 0.000%, 6/01/37
-----------------------------------------------------------------------------------------------------------------------------------
       10,445  Total Consumer Staples                                                                                     6,955,814
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 4.1% (2.8% OF TOTAL
                  INVESTMENTS)

          100  California Educational Facilities Authority, Revenue Bonds,        10/15 at 100.00           A3               95,549
                  University of Redlands, Series 2005A, 5.000%, 10/01/35

               California Educational Facilities Authority, Revenue Bonds,
               University of the Pacific, Series 2006:
           70     5.000%, 11/01/21                                                11/15 at 100.00           A2               73,340
           95     5.000%, 11/01/25                                                11/15 at 100.00           A2               96,827

        1,000  California Infrastructure Economic Development Bond Bank,           7/15 at 100.00          Aa3            1,058,020
                  Revenue Bonds, Scripps Research Institute, Series 2005A,
                  5.000%, 7/01/24

        1,680  California State Public Works Board, Lease Revenue Bonds,           3/18 at 100.00          Aa2            1,706,477
                  University of California Regents, Trust 1065, 9.306%, 3/01/33
                  (IF)

        2,000  San Diego County, California, Certificates of Participation,        9/15 at 102.00         Baa3            1,670,960
                  Burnham Institute, Series 2006, 5.000%, 9/01/34
-----------------------------------------------------------------------------------------------------------------------------------
        4,945  Total Education and Civic Organizations                                                                    4,701,173
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 16.5% (11.4% OF TOTAL INVESTMENTS)

          240  California Health Facilities Financing Authority, Revenue Bonds,    4/16 at 100.00           A+              228,701
                  Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        5,305  California Health Facilities Financing Authority, Revenue Bonds,   11/16 at 100.00          Aa3            5,029,193
                  Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        3,200  California Infrastructure Economic Development Bank, Revenue        8/11 at 102.00           A+            3,235,648
                  Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%,
                  8/01/31

        1,060  California Municipal Financing Authority, Certificates of           2/17 at 100.00         Baa2              896,930
                  Participation, Community Hospitals of Central California,
                  Series 2007, 5.250%, 2/01/46

          569  California Statewide Communities Development Authority, Revenue     7/18 at 100.00          AAA              597,234
                  Bonds, Saint Joseph Health System, Trust 2554, 18.719%,
                  7/01/47 - AGM Insured (IF)

        1,000  California Statewide Community Development Authority, Insured      10/17 at 100.00           A-              863,480
                  Health Facility Revenue Bonds, Henry Mayo Newhall Memorial
                  Hospital, Series 2007A, 5.000%, 10/01/37

          755  California Statewide Community Development Authority, Revenue       3/16 at 100.00           A+              705,487
                  Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

          135  California Statewide Community Development Authority, Revenue       8/16 at 100.00           A+              135,433
                  Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

          675  California Statewide Community Development Authority, Revenue         No Opt. Call           A-              673,859
                  Bonds, Sherman Oaks Health System, Series 1998A, 5.000%,
                  8/01/22 - AMBAC Insured

        2,585  California Statewide Community Development Authority, Revenue      11/15 at 100.00          Aa3            2,365,404
                  Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43

        1,150  Loma Linda, California, Hospital Revenue Bonds, Loma Linda         12/17 at 100.00          BBB            1,270,267
                  University Medical Center, Series 2008A, 8.250%, 12/01/38

        1,205  Madera County, California, Certificates of Participation,           3/20 at 100.00           A-            1,189,166
                  Children's Hospital Central California, Series 2010, 5.375%,
                  3/15/36

        1,000  Rancho Mirage Joint Powers Financing Authority, California,         7/17 at 100.00           A3              905,980
                  Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                  5.000%, 7/01/38

        1,000  The Regents of the University of California, Medical Center         5/15 at 101.00          Aa2              924,610
                  Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 - NPFG
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
       19,879  Total Health Care                                                                                         19,021,392
-----------------------------------------------------------------------------------------------------------------------------------

36 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)

$         195  California Housing Finance Agency, Home Mortgage Revenue Bonds,     2/16 at 100.00          AA-     $        209,666
                  Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                  Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 0.6% (0.5% OF TOTAL INVESTMENTS)

          750  California Pollution Control Financing Authority, Solid Waste       1/16 at 102.00          BBB              742,883
                  Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                  5.000%, 1/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 2.1% (1.5% OF TOTAL INVESTMENTS)

        2,900  California Statewide Communities Development Authority, Revenue    12/17 at 100.00          Ba1            2,408,827
                  Bonds, Inland Regional Center Project, Series 2007, 5.250%,
                  12/01/27
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 18.7% (12.9% OF TOTAL INVESTMENTS)

        4,125  Alameda Unified School District, Alameda County, California,          No Opt. Call          AAA            1,722,600
                  General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 - AGM
                  Insured

        2,000  California, General Obligation Bonds, Various Purpose Series       11/19 at 100.00           A-            2,069,540
                  2009, 6.000%, 11/01/39

        1,350  Coachella Valley Unified School District, Riverside County,         8/15 at 100.00            A            1,359,518
                  California, General Obligation Bonds, Series 2005A, 5.000%,
                  8/01/30 - FGIC Insured

        2,150  Los Rios Community College District, Sacramento, El Dorado and      8/14 at 102.00          AAA            2,354,616
                  Yolo Counties, California, General Obligation Bonds, Series
                  2006C, 5.000%, 8/01/24 - AGM Insured (UB)

        4,100  Monrovia Unified School District, Los Angeles County,                 No Opt. Call           A+            1,428,809
                  California, General Obligation Bonds, Series 2001B, 0.000%,
                  8/01/27 - FGIC Insured

        2,500  Oakland Unified School District, Alameda County, California,        8/12 at 100.00            A            2,529,375
                  General Obligation Bonds, Series 2002, 5.250%, 8/01/21 - FGIC
                  Insured

        1,000  Pomona Unified School District, Los Angeles County, California,     8/11 at 103.00            A            1,105,460
                  General Obligation Refunding Bonds, Series 1997A, 6.150%,
                  8/01/15 - NPFG Insured

           25  Riverside Community College District, California, General           8/14 at 100.00          AA-               27,425
                  Obligation Bonds, Series 2004A, 5.250%, 8/01/24 - NPFG Insured

          210  Roseville Joint Union High School District, Placer County,          8/15 at 100.00          AA-              217,560
                  California, General Obligation Bonds, Series 2006B, 5.000%,
                  8/01/27 - FGIC Insured

        5,000  San Diego Unified School District, California, General              7/10 at 100.00           AA            5,072,800
                  Obligation Bonds, Election of 1998, Series 2000B, 5.125%,
                  7/01/21 - NPFG Insured

        4,970  San Rafael City High School District, Marin County, California,       No Opt. Call           AA            1,797,699
                  General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 -
                  FGIC Insured

        4,175  Southwestern Community College District, San Diego County,            No Opt. Call          AA-            1,774,333
                  California, General Obligation Bonds, Series 2004, 0.000%,
                  8/01/25 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       31,605  Total Tax Obligation/General                                                                              21,459,735
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 23.5% (16.3% OF TOTAL INVESTMENTS)

        2,000  California State Public Works Board, Lease Revenue Bonds,           6/14 at 100.00         BBB+            2,054,640
                  Department of Mental Health, Coalinga State Hospital, Series
                  2004A, 5.500%, 6/01/19

          260  Capistrano Unified School District, Orange County, California,      9/15 at 100.00            A              252,681
                  Special Tax Bonds, Community Facilities District, Series
                  2005, 5.000%, 9/01/24 - FGIC Insured

          770  Chino Redevelopment Agency, California, Merged Chino                9/16 at 101.00          BBB              666,381
                  Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                  5.000%, 9/01/38 - AMBAC Insured

        1,035  Hawthorne Community Redevelopment Agency, California, Project       9/16 at 100.00           A-              937,679
                  Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 -
                  SYNCORA GTY Insured

               Irvine, California, Unified School District, Community
               Facilities District Special Tax Bonds,
               Series 2006A:
          120     5.000%, 9/01/26                                                  9/16 at 100.00          N/R              107,071
          275     5.125%, 9/01/36                                                  9/16 at 100.00          N/R              230,522

                                                           Nuveen Investments 37

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$         470  Los Angeles Community Redevelopment Agency, California, Lease       9/15 at 100.00           A2     $        408,195
                  Revenue Bonds, Manchester Social Services Project, Series
                  2005, 5.000%, 9/01/37 - AMBAC Insured

               Modesto Schools Infrastructure Financing Agency, Stanislaus
               County, California, Special Tax Revenue Bonds, Series 2004:
        1,375     5.250%, 9/01/25 - AMBAC Insured                                  9/14 at 100.00          N/R            1,282,311
        1,500     5.250%, 9/01/26 - AMBAC Insured                                  9/14 at 100.00          N/R            1,381,650

       10,900  Ontario Redevelopment Financing Authority, San Bernardino             No Opt. Call            A           12,727,821
                  County, California, Revenue Refunding Bonds, Redevelopment
                  Project 1, Series 1995, 7.400%, 8/01/25 - NPFG Insured

        1,000  Ontario, California, Special Tax Bonds, Community Facilities        3/10 at 100.00          N/R            1,007,030
                  District 5, Freeway Interchange Project, Series 1997, 6.375%,
                  9/01/17

        1,065  Panama-Buena Vista Union School District, California,               9/16 at 100.00            A            1,117,004
                  Certificates of Participation, School Construction Project,
                  Series 2006, 5.000%, 9/01/22 - NPFG Insured

          225  Rialto Redevelopment Agency, California, Tax Allocation Bonds,      9/15 at 100.00           A-              197,924
                  Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA
                  GTY Insured

          280  Roseville, California, Certificates of Participation, Public        8/13 at 100.00          AA-              280,165
                  Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        2,500  Sacramento City Financing Authority, California, Lease Revenue        No Opt. Call            A            2,676,275
                  Refunding Bonds, Series 1993A, 5.400%, 11/01/20 - AMBAC
                  Insured

        1,200  San Jose Financing Authority, California, Lease Revenue             9/11 at 100.00          AA+            1,266,768
                  Refunding Bonds, Convention Center Project, Series 2001F,
                  5.000%, 9/01/20 - NPFG Insured

          485  San Mateo Union High School District, San Mateo County,            12/17 at 100.00          N/R              446,113
                  California, Certificates of Participation, Phase 1, Series
                  2007A, 5.000%, 12/15/30 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       25,460  Total Tax Obligation/Limited                                                                              27,040,230
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 25.0% (17.3% OF TOTAL INVESTMENTS)

        1,355  Bay Area Toll Authority, California, Revenue Bonds, San             4/18 at 100.00           AA            1,552,207
                  Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                  13.541%, 4/01/39 (IF)

        4,000  Foothill/Eastern Transportation Corridor Agency, California,        1/14 at 101.00         BBB-            3,882,160
                  Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                  1/15/29

        8,500  Long Beach, California, Harbor Revenue Bonds, Series 2000A,         5/10 at 101.00           AA            8,645,605
                  5.750%, 5/15/14 (Alternative Minimum Tax)

        5,210  Port of Oakland, California, Revenue Bonds, Series 2000K,           5/10 at 100.00            A            5,212,813
                  5.750%, 11/01/29 - FGIC Insured

               San Francisco Airports Commission, California, Revenue Bonds,
               San Francisco International Airport, Second Series 2000, Issue
               25:
        2,515     5.500%, 5/01/24 - AGM Insured (Alternative Minimum Tax)          5/10 at 101.00          AAA            2,560,823
        3,100     5.750%, 5/01/30 - AGM Insured (Alternative Minimum Tax)          5/10 at 101.00          AAA            3,157,877

        1,250  San Francisco Airports Commission, California, Revenue Bonds,       5/10 at 101.00           A1            1,264,600
                  San Francisco International Airport, Second Series 2000,
                  Issue 26B, 5.000%, 5/01/21 - FGIC Insured

        2,465  San Francisco Airports Commission, California, Special              7/10 at 100.00          AAA            2,466,997
                  Facilities Lease Revenue Bonds, San Francisco International
                  Airport, SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27
                  - AGM Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       28,395  Total Transportation                                                                                      28,743,082
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 20.3% (14.1% OF TOTAL INVESTMENTS) (4)

        3,000  California Department of Water Resources, Power Supply Revenue      5/12 at 101.00          Aaa            3,320,580
                  Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

           25  California Department of Water Resources, Water System Revenue     12/11 at 100.00          AAA               27,210
                  Bonds, Central Valley Project, Series 2001W, 5.500%, 12/01/15
                  (Pre-refunded 12/01/11)

           10  California Department of Water Resources, Water System Revenue        No Opt. Call          AAA               12,207
                  Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17
                  - FGIC Insured (ETM)

38 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$       2,100  California, General Obligation Bonds, Series 2004, 5.250%,          4/14 at 100.00          AAA     $      2,455,089
                  4/01/34 (Pre-refunded 4/01/14)

        1,680  Golden State Tobacco Securitization Corporation, California,        6/13 at 100.00          AAA            1,870,445
                  Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%,
                  6/01/33 (Pre-refunded 6/01/13)

        5,000  Los Angeles Unified School District, California, General            7/10 at 100.00      AA- (4)            5,090,550
                  Obligation Bonds, Series 2000D, 5.375%, 7/01/25 (Pre-refunded
                  7/01/10) - FGIC Insured

        2,000  Monterey County, California, Certificates of Participation,         8/11 at 100.00       A3 (4)            2,130,740
                  Master Plan Financing, Series 2001, 5.000%, 8/01/21
                  (Pre-refunded 8/01/11) - MBIA Insured

          875  Orange County Water District, California, Revenue Certificates      8/13 at 100.00          AAA              972,799
                  of Participation, Series 2003B, 5.000%, 8/15/34 - NPFG
                  Insured (ETM)

        4,000  Pomona, California, GNMA/FHLMC Collateralized Single Family           No Opt. Call          AAA            5,284,320
                  Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%,
                  8/01/23 (ETM)

           40  Port of Oakland, California, Revenue Bonds, Series 2000K,           5/10 at 100.00        A (4)               40,347
                  5.750%, 11/01/29 (Pre-refunded 5/01/10) - FGIC Insured

        1,875  Riverside Community College District, California, General           8/14 at 100.00      AA- (4)            2,208,881
                  Obligation Bonds, Series 2004A, 5.250%, 8/01/24
                  (Pre-refunded 8/01/14) - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       20,605  Total U.S. Guaranteed                                                                                     23,413,168
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 6.4% (4.4% OF TOTAL INVESTMENTS)

        1,500  California Pollution Control Financing Authority, Revenue           3/10 at 101.00           A1            1,513,620
                  Refunding Bonds, Southern California Edison Company, Series
                  1999A, 5.450%, 9/01/29 - NPFG Insured

        2,815  California Statewide Community Development Authority,               6/10 at 100.00          N/R            2,572,008
                  Certificates of Participation Refunding, Rio Bravo Fresno
                  Project, Series 1999A, 6.500%, 12/01/18 (5)

        1,365  Long Beach Bond Finance Authority, California, Natural Gas            No Opt. Call            A            1,319,682
                  Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

          455  Merced Irrigation District, California, Electric System Revenue     9/15 at 100.00          N/R              408,252
                  Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured

        1,500  Southern California Public Power Authority, California, Milford       No Opt. Call          AA-            1,561,470
                  Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%,
                  7/01/28
-----------------------------------------------------------------------------------------------------------------------------------
        7,635  Total Utilities                                                                                            7,375,032
-----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 21.0% (14.5% OF TOTAL INVESTMENTS)

        1,020  California Department of Water Resources, Water System Revenue        No Opt. Call          AAA            1,241,758
                  Bonds, Central Valley Project, Series 2002X, 5.500%,
                  12/01/17 - FGIC Insured

        2,500  El Centro Financing Authority, California, Water Revenue Bonds,    10/16 at 100.00          AAA            2,395,600
                  Series 2006A, 4.750%, 10/01/31 - AGM Insured

          750  Fortuna Public Finance Authority, California, Water Revenue        10/16 at 100.00          AAA              736,965
                  Bonds, Series 2006, 5.000%, 10/01/36 - AGM Insured

        3,380  Orange County Sanitation District, California, Certificates of      2/19 at 100.00          AAA            3,988,535
                  Participation, Trust 11738, Series 2009, 17.843%, 2/01/35 (IF)

        3,500  Placerville Public Financing Authority, California, Wastewater      9/16 at 100.00          N/R            3,094,420
                  System Refinancing and Improvement Project Revenue Bonds,
                  Series 2006, 5.000%, 9/01/34 - SYNCORA GTY Insured

          350  Sacramento County Sanitation District Financing Authority,          6/16 at 100.00           AA              357,903
                  California, Revenue Bonds, Series 2006, 5.000%,
                  12/01/31 - FGIC Insured

                                                           Nuveen Investments 39

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$       2,000  San Francisco City and County Public Utilities Commission,          4/13 at 100.00           A+     $      2,142,740
                  California, Clean Water Revenue Refunding Bonds, Series 2003A,
                  5.250%, 10/01/20 - NPFG Insured

       10,000  Santa Maria, California, Subordinate Water and Wastewater Revenue   8/12 at 101.00          N/R           10,161,600
                  Certificates of Participation, Series 1997A, 5.550%, 8/01/27 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       23,500  Total Water and Sewer                                                                                     24,119,521
------------------------------------------------------------------------------------------------------------------------------------
$     176,314  Total Investments (cost $165,469,141) - 144.4%                                                           166,190,523
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (3.7)%                                                                        (4,285,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.7%                                                                       1,938,156
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (42.4)% (6)                                                     (48,775,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $    115,068,679
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

  (6) Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 29.3%.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40 Nuveen Investments

NQC | Nuveen California Investment Quality Municipal Fund, Inc.
    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 6.0% (3.9% OF TOTAL INVESTMENTS)

               California County Tobacco Securitization Agency, Tobacco
               Settlement Asset-Backed Bonds, Sonoma County Tobacco
               Securitization Corporation, Series 2005:
$         585     4.250%, 6/01/21                                                  6/15 at 100.00           BBB     $       550,216
        3,500     5.250%, 6/01/45                                                  6/15 at 100.00           BBB           2,414,020

        2,000  Golden State Tobacco Securitization Corporation, California,        6/17 at 100.00           BBB           1,474,740
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-1, 5.750%, 6/01/47

        6,740  Golden State Tobacco Securitization Corporation, California,        6/22 at 100.00           BBB           4,288,257
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-2, 0.000%, 6/01/37

        3,500  Tobacco Securitization Authority of Northern California, Tobacco    6/15 at 100.00           BBB           2,771,125
                  Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38
-----------------------------------------------------------------------------------------------------------------------------------
       16,325  Total Consumer Staples                                                                                    11,498,358
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 15.4% (9.9% OF TOTAL
                  INVESTMENTS)

        3,000  California Educational Facilities Authority, Revenue Bonds,        12/16 at 100.00          Baa3           2,542,710
                  Dominican University, Series 2006, 5.000%, 12/01/36

        2,000  California Educational Facilities Authority, Revenue Bonds,        10/15 at 100.00           Aa3           2,046,920
                  Occidental College, Series 2005A, 5.000%, 10/01/27 - NPFG
                  Insured

          170  California Educational Facilities Authority, Revenue Bonds,        10/15 at 100.00            A3             162,433
                  University of Redlands, Series 2005A, 5.000%, 10/01/35

          930  California Educational Facilities Authority, Revenue Bonds,        11/10 at 100.00            A2             933,422
                  University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                  NPFG Insured

               California Educational Facilities Authority, Revenue Bonds,
               University of the Pacific, Series 2006:
          120     5.000%, 11/01/21                                                11/15 at 100.00            A2             125,726
          160     5.000%, 11/01/25                                                11/15 at 100.00            A2             163,077

        6,000  California State Public Works Board, Lease Revenue Bonds,           4/10 at 100.00            A1           6,001,020
                  California State University Projects, Series 1997C, 5.400%,
                  10/01/22

        2,798  California State Public Works Board, Lease Revenue Bonds,           3/18 at 100.00           Aa2           2,842,096
                  University of California Regents, Trust 1065, 9.306%, 3/01/33
                  (IF)

        2,500  Long Beach Bond Financing Authority, California, Lease Revenue     11/11 at 101.00           BBB           2,343,975
                  Refunding Bonds, Long Beach Aquarium of the South Pacific,
                  Series 2001, 5.250%, 11/01/30 - AMBAC Insured

               University of California, Revenue Bonds, Multi-Purpose Projects,
               Series 2003A:
        4,270     5.125%, 5/15/16 - AMBAC Insured (UB)                             5/13 at 100.00           Aa1           4,701,740
        3,000     5.125%, 5/15/17 - AMBAC Insured (UB)                             5/13 at 100.00           Aa1           3,300,390
        1,060     5.000%, 5/15/24 - AMBAC Insured (UB)                             5/13 at 100.00           Aa1           1,131,105
        3,000     5.000%, 5/15/33 - AMBAC Insured (UB)                             5/13 at 100.00           Aa1           3,058,260
-----------------------------------------------------------------------------------------------------------------------------------
       29,008  Total Education and Civic Organizations                                                                   29,352,874
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 12.8% (8.2% OF TOTAL INVESTMENTS)

        3,000  California Health Facilities Financing Authority, Revenue Bonds,    7/14 at 100.00             A           3,055,740
                  Catholic Healthcare West, Series 2004G, 5.250%, 7/01/23

               California Health Facilities Financing Authority, Revenue Bonds,
               Kaiser Permanante System, Series 2006:
          390     5.000%, 4/01/37                                                  4/16 at 100.00            A+             371,639
        2,355     5.250%, 3/01/45                                                  3/16 at 100.00            A+           2,267,488

        7,765  California Health Facilities Financing Authority, Revenue Bonds,   11/16 at 100.00           Aa3           7,361,298
                  Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        1,750  California Municipal Financing Authority, Certificates of           2/17 at 100.00          Baa2           1,480,780
                  Participation, Community Hospitals of Central California,
                  Series 2007, 5.250%, 2/01/46

          948  California Statewide Communities Development Authority, Revenue     7/18 at 100.00           AAA             994,515
                  Bonds, Saint Joseph Health System, Trust 2554, 18.719%,
                  7/01/47 - AGM Insured (IF)

        1,245  California Statewide Community Development Authority, Revenue       3/16 at 100.00            A+           1,163,353
                  Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

        1,840  California Statewide Community Development Authority, Revenue       8/16 at 100.00            A+           1,845,906
                  Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

                                                        Nuveen Investments    41

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$       4,270  California Statewide Community Development Authority, Revenue      11/15 at 100.00           Aa3     $     3,907,264
                  Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43

        1,785  Loma Linda, California, Hospital Revenue Bonds, Loma Linda         12/17 at 100.00           BBB           1,971,675
                  University Medical Center, Series 2008A, 8.250%, 12/01/38
-----------------------------------------------------------------------------------------------------------------------------------
       25,348  Total Health Care                                                                                         24,419,658
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 1.2% (0.7% OF TOTAL INVESTMENTS)

          310  California Housing Finance Agency, Home Mortgage Revenue Bonds,     2/16 at 100.00           AA-             333,315
                  Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                  Minimum Tax)

        1,790  California Housing Finance Agency, Home Mortgage Revenue Bonds,     2/16 at 100.00           AA-           1,904,793
                  Series 2006K, 5.500%, 2/01/42 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        2,100  Total Housing/Single Family                                                                                2,238,108
-----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,250  California Pollution Control Financing Authority, Solid Waste       1/16 at 102.00           BBB           1,238,138
                  Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                  5.000%, 1/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 3.1% (2.0% OF TOTAL INVESTMENTS)

        4,750  California Statewide Communities Development Authority, Revenue    12/17 at 100.00           Ba1           3,677,165
                  Bonds, Inland Regional Center Project, Series 2007, 5.375%,
                  12/01/37

        2,190  California Statewide Community Development Authority,               4/10 at 100.50           BBB           2,205,067
                  Certificates of Participation, Internext Group, Series 1999,
                  5.375%, 4/01/17
-----------------------------------------------------------------------------------------------------------------------------------
        6,940  Total Long-Term Care                                                                                       5,882,232
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 20.5% (13.2% OF TOTAL INVESTMENTS)

               California, General Obligation Bonds, Various Purpose Series 2009:
       15,445     6.000%, 11/01/39                                                11/19 at 100.00            A-          15,982,023
        1,505     5.500%, 11/01/39                                                11/19 at 100.00            A-           1,462,017

        3,600  California, Various Purpose General Obligation Bonds, Series        6/17 at 100.00            A-           3,248,496
                  2007, 5.000%, 6/01/37

       10,060  Los Angeles, California, General Obligation Bonds, Series 2001A,    9/11 at 100.00           Aa2          10,696,597
                  5.000%, 9/01/21

        3,250  Puerto Rico, General Obligation and Public Improvement Bonds,         No Opt. Call             A           3,433,593
                  Series 2001A, 5.500%, 7/01/20 - NPFG Insured

           20  Riverside Community College District, California, General           8/14 at 100.00           AA-              21,670
                  Obligation Bonds, Series 2004A, 5.250%, 8/01/21 - NPFG Insured

          345  Roseville Joint Union High School District, Placer County,          8/15 at 100.00           AA-             357,420
                  California, General Obligation Bonds, Series 2006B, 5.000%,
                  8/01/27 - FGIC Insured

        3,500  San Diego Unified School District, San Diego County, California,    7/13 at 101.00           AAA           3,991,050
                  General Obligation Bonds, Series 2003E, 5.250%, 7/01/24 - AGM
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
       37,725  Total Tax Obligation/General                                                                              39,192,866
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 37.2% (24.0% OF TOTAL INVESTMENTS)

        3,000  California State Public Works Board, Lease Revenue Bonds,           6/14 at 100.00          BBB+           3,065,490
                  Department of Mental Health, Coalinga State Hospital, Series
                  2004A, 5.500%, 6/01/20

        3,000  California State Public Works Board, Lease Revenue Bonds,          12/11 at 102.00          BBB+           2,992,890
                  Department of Mental Health, Hospital Addition, Series 2001A,
                  5.000%, 12/01/21 - AMBAC Insured

        1,000  California State Public Works Board, Lease Revenue Bonds, Various  10/19 at 100.00          BBB+             999,940
                  Capital Projects, Series 2009G-1, 5.750%, 10/01/30

        1,390  California, Economic Recovery Revenue Bonds, Series 2004A,          7/14 at 100.00            A+           1,551,699
                  5.000%, 7/01/15

          425  Capistrano Unified School District, Orange County, California,      9/15 at 100.00             A             413,036
                  Special Tax Bonds, Community Facilities District, Series 2005,
                  5.000%, 9/01/24 - FGIC Insured

        1,595  Fontana Public Financing Authority, California, Tax Allocation      9/11 at 101.00            A+           1,601,859
                  Revenue Bonds, North Fontana Redevelopment Project, Series
                  2003A, 5.375%, 9/01/25 - AMBAC Insured

               Golden State Tobacco Securitization Corporation, California,
               Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
               Trust 2215-1:
        1,175     13.740%, 6/01/38 - FGIC Insured (IF)                             6/15 at 100.00          BBB+             561,580
          825     13.740%, 6/01/45 - FGIC Insured (IF)                             6/15 at 100.00          BBB+             313,682

42    Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$       1,770  Hawthorne Community Redevelopment Agency, California, Project       9/16 at 100.00            A-     $     1,712,033
                  Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 -
                  SYNCORA GTY Insured

        3,840  Hesperia Community Redevelopment Agency, California, Tax            9/15 at 100.00           BBB           3,066,701
                  Allocation Bonds, Series 2005A, 5.000%, 9/01/35 - SYNCORA GTY
                  Insured

               Irvine, California, Unified School District, Community Facilities
               District Special Tax Bonds, Series 2006A:
          195     5.000%, 9/01/26                                                  9/16 at 100.00           N/R             173,991
          445     5.125%, 9/01/36                                                  9/16 at 100.00           N/R             373,026

          770  Los Angeles Community Redevelopment Agency, California, Lease       9/15 at 100.00            A2             668,745
                  Revenue Bonds, Manchester Social Services Project, Series
                  2005, 5.000%, 9/01/37 - AMBAC Insured

       10,000  Los Angeles County Public Works Financing Authority, California,    9/16 at 100.00             A           9,654,900
                  Lease Revenue Bonds, Series 2006B, 5.000%, 9/01/31 - FGIC
                  Insured

        4,130  Manteca Unified School District, San Joaquin County, California,    9/11 at 101.00             A           4,292,516
                  Special Tax Bonds, Community Facilities District 89-2, Series
                  2001C, 5.000%, 9/01/23 - NPFG Insured

        3,890  Ontario Redevelopment Financing Authority, California, Lease        8/11 at 101.00            A+           4,099,477
                  Revenue Bonds, Capital Projects, Series 2001, 5.000%, 8/01/21
                  - AMBAC Insured

        3,600  Ontario Redevelopment Financing Authority, San Bernardino County,     No Opt. Call             A           4,203,684
                  California, Revenue Refunding Bonds, Redevelopment Project 1,
                  Series 1995, 7.400%, 8/01/25 - NPFG Insured

        1,685  Ontario, California, Special Tax Bonds, Community Facilities        3/10 at 100.00           N/R           1,696,846
                  District 5, Freeway Interchange Project, Series 1997, 6.375%,
                  9/01/17

        1,500  Orange County, California, Special Tax Bonds, Community             8/12 at 101.00           N/R           1,364,940
                  Facilities District 03-1 of Ladera Ranch, Series 2004A,
                  5.625%, 8/15/34

        1,000  Paramount Redevelopment Agency, California, Tax Allocation Bonds,   8/13 at 100.00             A             999,380
                  Redevelopment Project Area 1, Series 2003, 5.000%, 8/01/23 -
                  NPFG Insured

          370  Rialto Redevelopment Agency, California, Tax Allocation Bonds,      9/15 at 100.00            A-             325,474
                  Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA
                  GTY Insured

        2,000  Rohnert Park Community Development Commission, California,          8/17 at 100.00             A           1,737,260
                  Redevelopment Project Tax Allocation Bonds, Series 2007R,
                  5.000%, 8/01/37 - FGIC Insured

          460  Roseville, California, Certificates of Participation, Public        8/13 at 100.00           AA-             460,271
                  Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        4,000  Sacramento City Financing Authority, California, Lease Revenue        No Opt. Call             A           4,282,040
                  Refunding Bonds, Series 1993A, 5.400%, 11/01/20 - AMBAC Insured

        2,000  San Jose Financing Authority, California, Lease Revenue Refunding   6/12 at 100.00           AA+           2,160,360
                  Bonds, Civic Center Project, Series 2002B, 5.250%, 6/01/19 -
                  AMBAC Insured

        3,535  San Jose Financing Authority, California, Lease Revenue Refunding   9/11 at 100.00           AA+           3,731,687
                  Bonds, Convention Center Project, Series 2001F, 5.000%,
                  9/01/20 - NPFG Insured

        6,000  San Ramon Public Financing Authority, California, Tax Allocation    2/16 at 100.00            A-           5,198,820
                  Revenue Bonds, Series 2006A, 5.000%, 2/01/38 - AMBAC Insured

        2,840  Santa Clara Redevelopment Agency, California, Tax Allocation        6/13 at 100.00             A           2,845,368
                  Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/23 -
                  NPFG Insured

        5,250  Santa Cruz County Redevelopment Agency, California, Subordinate     9/10 at 102.00             A           5,264,647
                  Lien Tax Allocation Bonds, Live Oak and Soquel Community
                  Improvement Projects, Series 2000, 5.250%, 9/01/25 - AMBAC
                  Insured

        1,265  Washington Unified School District, Yolo County, California,        8/17 at 100.00          BBB+           1,218,967
                  Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                  AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       72,955  Total Tax Obligation/Limited                                                                              71,031,309
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 30.0% (19.3% OF TOTAL INVESTMENTS)

       13,000  Alameda Corridor Transportation Authority, California, Senior       4/10 at 101.00             A          13,044,850
                  Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 - NPFG
                  Insured

        2,080  Bay Area Toll Authority, California, Revenue Bonds, San Francisco   4/16 at 100.00            AA           2,109,286
                  Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)

        1,325  Bay Area Toll Authority, California, Revenue Bonds, San Francisco   4/18 at 100.00            AA           1,517,841
                  Bay Area Toll Bridge, Series 2008, Trust 3211, 13.541%,
                  4/01/39 (IF)

                                                        Nuveen Investments    43

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION (continued)

$       6,500  Foothill/Eastern Transportation Corridor Agency, California, Toll   1/14 at 101.00          BBB-     $     6,308,510
                  Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29

        9,980  Long Beach, California, Harbor Revenue Bonds, Series 2000A,         5/10 at 101.00            AA          10,092,075
                  5.500%, 5/15/25 (Alternative Minimum Tax)

        8,930  Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%,   5/10 at 100.00             A           8,934,822
                  11/01/29 - FGIC Insured

       15,000  San Francisco Airports Commission, California, Revenue Bonds, San   5/10 at 101.00           AAA          15,280,050
                  Francisco International Airport, Second Series 2000, Issue
                  24A, 5.750%, 5/01/30 - AGM Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       56,815  Total Transportation                                                                                      57,287,434
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 17.8% (11.5% OF TOTAL INVESTMENTS) (4)

        6,000  California Department of Water Resources, Power Supply Revenue      5/12 at 101.00           Aaa           6,641,160
                  Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

           30  California Department of Water Resources, Water System Revenue     12/11 at 100.00           AAA              32,652
                  Bonds, Central Valley Project, Series 2001W, 5.500%, 12/01/16
                  (Pre-refunded 12/01/11)

        2,070  California Educational Facilities Authority, Revenue Bonds,        11/10 at 100.00        A2 (4)           2,148,826
                  University of the Pacific, Series 2000, 5.750%, 11/01/30
                  (Pre-refunded 11/01/10) - MBIA Insured

        2,110  California Health Facilities Financing Authority, Revenue Bonds,    4/10 at 100.50           AAA           2,130,784
                  Kaiser Permanente System, Series 1998B, 5.250%, 10/01/12
                  (Pre-refunded 4/01/10)

          960  California, Economic Recovery Revenue Bonds, Series 2004A,          7/14 at 100.00           AAA           1,115,606
                  5.000%, 7/01/15 (Pre-refunded 7/01/14)

        3,145  California, General Obligation Bonds, Series 2004, 5.250%,          4/14 at 100.00           AAA           3,676,788
                  4/01/34 (Pre-refunded 4/01/14)

        2,000  Daly City Housing Development Finance Agency, California, Mobile   12/13 at 102.00       N/R (4)           2,388,860
                  Home Park Revenue Bonds, Franciscan Mobile Home Park Project,
                  Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)

        7,505  Los Angeles County Metropolitan Transportation Authority,           7/10 at 101.00       AA+ (4)           7,713,489
                  California, Proposition C Second Senior Lien Sales Tax Revenue
                  Bonds, Series 2000A, 5.250%, 7/01/25 (Pre-refunded 7/01/10) -
                  FGIC Insured

        2,285  Moreno Valley Unified School District, Riverside County,            8/14 at 100.00           AAA           2,696,231
                  California, General Obligation Bonds, Series 2004A, 5.250%,
                  8/01/24 (Pre-refunded 8/01/14) - AGM Insured

        4,000  Puerto Rico Highway and Transportation Authority, Highway Revenue   7/12 at 100.00           AAA           4,404,440
                  Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded 7/01/12)

        1,000  Tobacco Securitization Authority of Southern California, Tobacco    6/12 at 100.00           AAA           1,103,270
                  Settlement Asset-Backed Bonds, San Diego County Tobacco Asset
                  Securitization Corporation, Senior Series 2001A, 5.500%,
                  6/01/36 (Pre-refunded 6/01/12)
-----------------------------------------------------------------------------------------------------------------------------------
       31,105  Total U.S. Guaranteed                                                                                     34,052,106
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 3.3% (2.1% OF TOTAL INVESTMENTS)

        2,250  Long Beach Bond Finance Authority, California, Natural Gas            No Opt. Call             A           2,175,300
                  Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

          740  Merced Irrigation District, California, Electric System Revenue     9/15 at 100.00           N/R             663,971
                  Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured

        3,210  Turlock Irrigation District, California, Electric Revenue Bonds,    1/13 at 100.00            A+           3,384,720
                  Series 2003A, 5.000%, 1/01/16 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
        6,200  Total Utilities                                                                                            6,223,991
-----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 7.4% (4.8% OF TOTAL INVESTMENTS)

        3,300  California Department of Water Resources, Water System Revenue     12/11 at 100.00           AAA           3,562,878
                  Bonds, Central Valley Project, Series 2001W, 5.500%, 12/01/16

          520  Healdsburg Public Financing Authority, California, Wastewater       4/16 at 100.00           AA-             514,738
                  Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured

        1,500  Los Angeles Department of Water and Power, California, Waterworks   7/14 at 100.00            AA           1,667,895
                  Revenue Bonds, Series 2004C, 5.250%, 7/01/19 - NPFG Insured

        3,015  Oxnard Financing Authority, California, Wastewater Revenue Bonds,   6/13 at 100.00            A+           3,331,454
                  Series 2003, 5.000%, 6/01/17 - FGIC Insured

        1,310  San Elijo Joint Powers Authority, San Diego County, California,     3/12 at 101.00           AAA           1,415,350
                  Revenue Refunding Bonds, San Elijo Wastewater Facilities,
                  Series 2003, 5.000%, 3/01/17 - AGM Insured

44    Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$       3,430  Westlands Water District, California, Revenue Certificates of       9/12 at 101.00            A+     $     3,612,818
                  Participation, Series 2002, 5.250%, 9/01/22 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       13,075  Total Water and Sewer                                                                                     14,105,133
------------------------------------------------------------------------------------------------------------------------------------
$     298,846  Total Investments (cost $294,369,608) - 155.3%                                                           296,522,207
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (7.5)%                                                                       (14,230,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.9%                                                                       3,515,935
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (49.7)% (5)                                                     (94,925,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $   190,883,142
               =====================================================================================================================

 (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

 (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

 (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

 (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

 (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.0%.

 N/R  Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        Nuveen Investments    45

NVC | Nuveen California Select Quality Municipal Fund, Inc.
    | Portfolio of Investments February 28, 2010

     PRINCIPAL                                                                            OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 7.2% (4.7% OF TOTAL INVESTMENTS)

$        1,000   California County Tobacco Securitization Agency, Tobacco Settlement     6/15 at 100.00           BBB   $   940,540
                    Asset-Backed Bonds, Sonoma County Tobacco Securitization
                    Corporation, Series 2005, 4.250%, 6/01/21

         4,510   California County Tobacco Securitization Agency, Tobacco Settlement     6/12 at 100.00          Baa3     3,829,261
                    Asset-Backed Bonds, Stanislaus County Tobacco Funding
                    Corporation, Series 2002A, 5.500%, 6/01/33

         6,000   Golden State Tobacco Securitization Corporation, California,            6/17 at 100.00           BBB     4,424,220
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1,
                    5.750%, 6/01/47

        22,915   Golden State Tobacco Securitization Corporation, California,            6/22 at 100.00           BBB    14,579,440
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2,
                    0.000%, 6/01/37
-----------------------------------------------------------------------------------------------------------------------------------
        34,425   Total Consumer Staples                                                                                  23,773,461
-----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 4.9% (3.2% OF TOTAL INVESTMENTS)

           290   California Educational Facilities Authority, Revenue Bonds,            10/15 at 100.00            A3       277,092
                    University of Redlands, Series 2005A, 5.000%, 10/01/35

           535   California Educational Facilities Authority, Revenue Bonds,            10/18 at 100.00           AA+       617,454
                    University of Southern California, Tender Option Bond Trust
                    09-11B, 17.624%, 10/01/38 (IF)

                 California Educational Facilities Authority, Revenue Bonds,
                 University of the Pacific, Series 2006:
           200      5.000%, 11/01/21                                                    11/15 at 100.00            A2       209,544
           270      5.000%, 11/01/25                                                    11/15 at 100.00            A2       275,192

         1,595   California Infrastructure Economic Development Bank, Revenue Bonds,    10/12 at 100.00           Aa3     1,626,549
                    Claremont University Consortium, Series 2003, 5.125%, 10/01/24

         1,740   California Infrastructure Economic Development Bond Bank, Revenue       7/15 at 100.00           Aa3     1,840,955
                    Bonds, Scripps Research Institute, Series 2005A, 5.000%, 7/01/24

         4,787   California State Public Works Board, Lease Revenue Bonds,               3/18 at 100.00           Aa2     4,862,443
                    University of California Regents, Trust 1065, 9.306%, 3/01/33
                    (IF)

         1,385   California State University, Systemwide Revenue Bonds, Series          11/15 at 100.00           Aa3     1,433,323
                    2005C, 5.000%, 11/01/27 - NPFG Insured

         5,000   University of California, Revenue Bonds, Multi-Purpose Projects,        5/13 at 100.00           Aa1     5,097,100
                    Series 2003A, 5.000%, 5/15/33 - AMBAC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
        15,802   Total Education and Civic Organizations                                                                 16,239,652
-----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 23.0% (15.1% OF TOTAL INVESTMENTS)

         1,750   ABAG Finance Authority for Non-Profit Corporations, California,         4/12 at 100.00            A-     1,766,363
                    Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara Medical
                    Foundation Clinic, Series 2002A, 5.500%, 4/01/21

           545   California Health Facilities Financing Authority, Insured Health        7/10 at 100.00            A2       545,164
                    Facility Revenue Refunding Bonds, Catholic Healthcare West,
                    Series 1994A, 4.750%, 7/01/19 - NPFG Insured

           675   California Health Facilities Financing Authority, Revenue Bonds,        4/16 at 100.00            A+       643,221
                    Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        15,145   California Health Facilities Financing Authority, Revenue Bonds,       11/16 at 100.00           Aa3    14,357,611
                    Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

         4,200   California Statewide Communities Development Authority, Revenue         3/15 at 100.00             A     3,921,834
                    Bonds, Adventist Health System West, Series 2005A, 5.000%,
                    3/01/35

         1,621   California Statewide Communities Development Authority, Revenue         7/18 at 100.00           AAA     1,701,434
                    Bonds, Saint Joseph Health System, Trust 2554, 18.719%, 7/01/47
                    - AGM Insured (IF)

        10,000   California Statewide Community Development Authority, Revenue           7/15 at 100.00           BBB     8,327,800
                    Bonds, Daughters of Charity Health System, Series 2005A, 5.000%,
                    7/01/39

         9,435   California Statewide Community Development Authority, Revenue           3/16 at 100.00            A+     8,816,253
                    Bonds,  Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

         3,140   California Statewide Community Development Authority, Revenue           8/16 at 100.00            A+     3,150,079
                    Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

         1,355   California Statewide Community Development Authority, Revenue             No Opt. Call            A-     1,352,710
                    Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22
                    - AMBAC Insured

46    Nuveen Investments

     PRINCIPAL                                                                            OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE (continued)

$        5,475   California Statewide Community Development Authority, Revenue          11/16 at 100.00           Aa3    $4,528,044
                    Bonds, Sutter Health, Tender Option Bond Trust 3102, 15.732%,
                    11/15/46 (IF)

         3,100   Loma Linda, California, Hospital Revenue Bonds, Loma Linda             12/17 at 100.00           BBB     3,424,198
                    University Medical Center, Series 2008A, 8.250%, 12/01/38

         2,410   Madera County, California, Certificates of Participation,               3/20 at 100.00            A-     2,378,333
                    Children's Hospital Central California, Series 2010, 5.375%,
                    3/15/36

         6,000   Madera County, California, Certificates of Participation, Valley        3/10 at 100.00             A     5,999,940
                    Children's Hospital Project, Series 1995, 5.750%, 3/15/28 - NPFG
                    Insured

         5,885   Palomar Pomerado Health, California, Certificates of Participation,    11/19 at 100.00          Baa2     6,079,205
                    Series 2009, 6.750%, 11/01/39

         9,655   Rancho Mirage Joint Powers Financing Authority, California, Revenue     7/17 at 100.00            A3     8,747,237
                    Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38
-----------------------------------------------------------------------------------------------------------------------------------
        80,391   Total Health Care                                                                                       75,739,426
-----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 1.7% (1.1% OF TOTAL INVESTMENTS)

         1,000   Independent Cities Lease Finance Authority, California, Revenue        11/14 at 100.00           N/R       902,550
                    Bonds, Morgan Hill, Hacienda Valley Mobile Home Park, Series
                    2004A, 5.950%, 11/15/39

         4,750   Montclair Redevelopment Agency, California, Revenue Bonds, Monterey    12/10 at 102.00           N/R     4,631,250
                    Manor Mobile Home Estates Project, Series 2000, 6.400%, 12/15/30
-----------------------------------------------------------------------------------------------------------------------------------
         5,750   Total Housing/Multifamily                                                                                5,533,800
-----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)

           540   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/16 at 100.00           AA-       580,613
                    Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                    Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIALS - 1.9% (1.2% OF TOTAL INVESTMENTS)

         4,055   California Pollution Control Financing Authority, Solid Waste             No Opt. Call           BBB     4,113,514
                    Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                    5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum
                    Tax)

         2,000   California Pollution Control Financing Authority, Solid Waste           1/16 at 102.00           BBB     1,981,020
                    Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                    5.000%, 1/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         6,055   Total Industrials                                                                                        6,094,534
-----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 1.1% (0.7% OF TOTAL INVESTMENTS)

                 California Statewide Communities Development Authority, Revenue
                 Bonds, Inland Regional Center Project, Series 2007:
           460      5.250%, 12/01/27                                                    12/17 at 100.00           Ba1       382,090
         4,000      5.375%, 12/01/37                                                    12/17 at 100.00           Ba1     3,096,560
-----------------------------------------------------------------------------------------------------------------------------------
         4,460   Total Long-Term Care                                                                                     3,478,650
-----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 20.3% (13.3% OF TOTAL INVESTMENTS)

         5,000   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/22      8/13 at 100.00            A-     5,137,950

                 California, General Obligation Bonds, Various Purpose Series 2009:
        15,000      6.000%, 11/01/39                                                    11/19 at 100.00            A-    15,521,550
         3,500      5.500%, 11/01/39                                                    11/19 at 100.00            A-     3,400,040

           250   California, Various Purpose General Obligation Bonds, Series 2000,      5/10 at 101.00           Aaa       254,445
                    5.625%, 5/01/22 - FGIC Insured

         3,850   Coachella Valley Unified School District, Riverside County,             8/15 at 100.00             A     3,877,143
                    California, General Obligation Bonds, Series 2005A, 5.000%,
                    8/01/30 - FGIC Insured

                 Fontana Unified School District, San Bernardino County, California,
                 General Obligation Bonds, Series 2004:
         1,470      5.250%, 5/01/19 - NPFG Insured                                       5/14 at 100.00            A+     1,590,628
         1,040      5.250%, 5/01/20 - NPFG Insured                                       5/14 at 100.00            A+     1,121,068

         4,000   Long Beach Community College District, California, General              5/15 at 100.00           AA-     4,080,120
                    Obligation Bonds, Series 2005B, 5.000%, 5/01/30 - FGIC Insured

        10,060   Los Angeles, California, General Obligation Bonds, Series 2001A,        9/11 at 100.00           Aa2    10,696,597
                    5.000%, 9/01/20

                                                        Nuveen Investments    47

    | Portfolio of Investments February 28, 2010

     PRINCIPAL                                                                            OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL (continued)

                 Los Rios Community College District, Sacramento, El Dorado and Yolo
                 Counties, California, General Obligation Bonds, Series 2006C:
$        2,710      5.000%, 8/01/25 - AGM Insured (UB)                                   8/14 at 102.00           AAA    $2,964,252
         3,875      5.000%, 8/01/26 - AGM Insured (UB)                                   8/14 at 102.00           AAA     4,198,020

         6,000   North Orange County Community College District, California, General       No Opt. Call            AA     2,214,840
                    Obligation Bonds, Series 2003B, 0.000%, 8/01/27 - FGIC Insured

         5,000   Puerto Rico, General Obligation and Public Improvement Bonds,             No Opt. Call             A     5,282,450
                    Series 2001A, 5.500%, 7/01/20 - NPFG Insured

           585   Roseville Joint Union High School District, Placer County,              8/15 at 100.00           AA-       606,060
                    California, General Obligation Bonds, Series 2006B, 5.000%,
                    8/01/27 - FGIC Insured

         3,760   West Contra Costa Unified School District, Contra Costa County,         8/11 at 101.00           AAA     3,964,394
                    California, General Obligation Bonds, Series 2003B, 5.000%,
                    8/01/22 - AGM Insured

         2,000   West Contra Costa Unified School District, Contra Costa County,         8/11 at 101.00             A     2,034,880
                    California, General Obligation Bonds, Series 2003C, 5.000%,
                    8/01/22 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        68,100   Total Tax Obligation/General                                                                            66,944,437
-----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 23.6% (15.5% OF TOTAL INVESTMENTS)

         2,870   Bell Community Redevelopment Agency, California, Tax Allocation        10/13 at 100.00          BBB-     2,724,922
                    Bonds, Bell Project Area, Series 2003, 5.500%, 10/01/23 - RAAI
                    Insured

                 California State Public Works Board, Lease Revenue Bonds,
                 Department of Mental Health, Coalinga State Hospital, Series
                 2004A:
         4,000      5.500%, 6/01/21                                                      6/14 at 100.00          BBB+     4,071,920
         2,000      5.500%, 6/01/23                                                      6/14 at 100.00          BBB+     2,018,180

         2,000   California State Public Works Board, Lease Revenue Bonds, Various      10/19 at 100.00          BBB+     1,999,880
                    Capital Projects, Series 2009G-1, 5.750%, 10/01/30

         4,860   California State Public Works Board, Lease Revenue Bonds, Various      11/19 at 100.00          BBB+     5,029,711
                    Capital Projects, Series 2009I-1, 6.375%, 11/01/34

           730   Capistrano Unified School District, Orange County, California,          9/15 at 100.00             A       709,451
                    Special Tax Bonds, Community Facilities District, Series 2005,
                    5.000%, 9/01/24 - FGIC Insured

         1,000   Coachella Valley Unified School District, Riverside County,             9/16 at 100.00           N/R       895,590
                    California, Certificates of Participation, Series 2007, 5.000%,
                    9/01/31 - AMBAC Insured

         3,000   Coronado Community Development Agency, California, Tax Allocation       9/15 at 100.00             A     2,802,870
                    Bonds, Community Development Project, Series 2005, 5.000%,
                    9/01/30 - AMBAC Insured

         1,030   Folsom Cordova Unified School District, Sacramento County,             10/14 at 100.00           AAA     1,069,799
                    California, General Obligation Bonds, School Facilities
                    Improvement District 2, Series 2004B, 5.000%, 10/01/25 - AGM
                    Insured

                 Golden State Tobacco Securitization Corporation, California,
                 Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                 Trust 2215-1:
         1,940      13.740%, 6/01/38 - FGIC Insured (IF)                                 6/15 at 100.00          BBB+       927,204
         1,355      13.740%, 6/01/45 - FGIC Insured (IF)                                 6/15 at 100.00          BBB+       515,198

         1,785   Hawthorne Community Redevelopment Agency, California, Project Area      9/16 at 100.00            A-     1,617,156
                    2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 - SYNCORA
                    GTY Insured

         1,500   Hesperia Unified School District, San Bernardino County,                2/17 at 100.00          BBB+     1,291,965
                    California, Certificates of Participation, Capital Improvement,
                    Series 2007, 5.000%, 2/01/41 - AMBAC Insured

           435   Indian Wells Redevelopment Agency, California, Tax Allocation           9/13 at 100.00             A       439,080
                    Bonds, Consolidated Whitewater Project Area, Series 2003A,
                    5.000%, 9/01/20 - AMBAC Insured

                 Irvine, California, Unified School District, Community Facilities
                 District Special Tax Bonds, Series 2006A:
           330      5.000%, 9/01/26                                                      9/16 at 100.00           N/R       294,446
           760      5.125%, 9/01/36                                                      9/16 at 100.00           N/R       637,078

         3,000   La Quinta Redevelopment Agency, California, Tax Allocation Bonds,       9/11 at 102.00            A+     3,046,290
                    Redevelopment Project Area 1, Series 2001, 5.000%, 9/01/21 -
                    AMBAC Insured

         3,510   Long Beach Bond Financing Authority, California, Lease Revenue and      4/10 at 100.00            A+     3,511,053
                    Refunding Bonds, Civic Center Project, Series 1997A, 5.000%,
                    10/01/27 - NPFG Insured

         4,315   Los Angeles Community Redevelopment Agency, California, Lease           9/15 at 100.00            A2     3,747,578
                    Revenue Bonds, Manchester Social Services Project, Series 2005,
                    5.000%, 9/01/37 - AMBAC Insured

48    Nuveen Investments

     PRINCIPAL                                                                            OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)

$        8,175   Los Angeles, California, Municipal Improvement Corporation, Lease       1/17 at 100.00            A+    $7,880,945
                    Revenue Bonds, Police Headquarters, Series 2006A, 4.750%,
                    1/01/31 - FGIC Insured

         2,580   Oakland Redevelopment Agency, California, Subordinate Lien Tax          3/13 at 100.00             A     2,664,185
                    Allocation Bonds, Central District Redevelopment Project, Series
                    2003, 5.500%, 9/01/18 - FGIC Insured

         3,605   Oakland State Building Authority, California, Lease Revenue Bonds,      4/10 at 100.00          BBB+     3,604,135
                    Elihu M. Harris State Office Building, Series 1998A, 5.000%,
                    4/01/23 - AMBAC Insured

         2,280   Ontario Redevelopment Financing Authority, California, Lease            8/11 at 101.00            A+     2,427,630
                    Revenue Bonds, Capital Projects, Series 2001, 5.250%, 8/01/18 -
                    AMBAC Insured

         1,000   Orange County, California, Special Tax Bonds, Community Facilities      8/12 at 101.00           N/R       956,720
                    District 03-1 of Ladera Ranch, Series 2004A, 5.500%, 8/15/24

         1,120   Panama-Buena Vista Union School District, California, Certificates      9/16 at 100.00             A     1,169,493
                    of Participation, School Construction Project, Series 2006,
                    5.000%, 9/01/23 - NPFG Insured

         8,750   Pittsburg Redevelopment Agency, California, Tax Allocation Bonds,         No Opt. Call           N/R     3,877,738
                    Los Medanos Community Development Project, Series 1999, 0.000%,
                    8/01/23 - AMBAC Insured

           635   Rialto Redevelopment Agency, California, Tax Allocation Bonds,          9/15 at 100.00            A-       558,584
                    Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA GTY
                    Insured

            85   Riverside Public Financing Authority, California, Revenue Bonds,        8/10 at 100.00           N/R        85,524
                    Multiple Project Loans, Series 1991A, 8.000%, 2/01/18

           820   Roseville, California, Certificates of Participation, Public            8/13 at 100.00           AA-       820,484
                    Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

         2,200   San Jose Financing Authority, California, Lease Revenue Refunding       9/11 at 100.00           AA+     2,322,407
                    Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20
                    - NPFG Insured

         1,365   San Mateo Union High School District, San Mateo County, California,    12/17 at 100.00           N/R     1,255,554
                    Certificates of Participation, Phase 1, Series 2007A, 5.000%,
                    12/15/30 - AMBAC Insured

         4,625   Santa Clara Redevelopment Agency, California, Tax Allocation Bonds,     6/13 at 100.00             A     4,765,508
                    Bayshore North Project, Series 2003, 5.000%, 6/01/17 - NPFG
                    Insured

         6,870   Vernon Redevelopment Agency, California, Tax Allocation Bonds,          9/15 at 100.00             A     6,026,914
                    Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 -
                    NPFG Insured

         2,175   Washington Unified School District, Yolo County, California,            8/17 at 100.00          BBB+     2,095,852
                    Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                    AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        86,705   Total Tax Obligation/Limited                                                                            77,861,044
-----------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 18.1% (11.9% OF TOTAL INVESTMENTS)

         2,210   Bay Area Toll Authority, California, Revenue Bonds, San Francisco       4/16 at 100.00            AA     2,241,117
                    Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)

         2,450   Bay Area Toll Authority, California, Revenue Bonds, San Francisco       4/18 at 100.00            AA     2,806,573
                    Bay Area Toll Bridge, Series 2008, Trust 3211, 13.541%, 4/01/39
                    (IF)

         8,300   Foothill/Eastern Transportation Corridor Agency, California, Toll       7/10 at 100.00             A     7,091,852
                    Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 - NPFG Insured

        10,500   Foothill/Eastern Transportation Corridor Agency, California, Toll       1/14 at 101.00          BBB-    10,190,670
                    Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29

         7,940   Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%,       5/10 at 100.00             A     7,944,288
                    11/01/29 - FGIC Insured

        20,000   San Francisco Airports Commission, California, Revenue Bonds, San       5/10 at 101.00           AAA    20,373,400
                    Francisco International Airport, Second Series 2000, Issue 25,
                    5.750%, 5/01/30 - AGM Insured (Alternative Minimum Tax)

         5,000   San Francisco Airports Commission, California, Revenue Refunding        5/11 at 100.00            A1     5,205,700
                    Bonds, San Francisco International Airport, Second Series 2001,
                    Issue 27B, 5.250%, 5/01/18 - FGIC Insured

         3,665   San Francisco Airports Commission, California, Revenue Refunding        5/12 at 100.00            A1     3,878,816
                    Bonds, San Francisco International Airport, Second Series 2002,
                    Issue 28A, 5.250%, 5/01/18 - NPFG Insured (Alternative Minimum
                    Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        60,065   Total Transportation                                                                                    59,732,416
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 25.9% (17.0% OF TOTAL INVESTMENTS) (4)

         9,750   California Department of Water Resources, Power Supply Revenue          5/12 at 101.00           Aaa    10,791,885
                    Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

                                                        Nuveen Investments    49

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$       3,000  California Pollution Control Financing Authority, Solid Waste       4/10 at 100.00          Aaa     $      3,621,720
                  Disposal Revenue Bonds, North County Recycling Center, Series
                  1991A, 6.750%, 7/01/17 (ETM)

               California Statewide Community Development Authority,
               Certificates of Participation, Catholic Healthcare West, Series
               1999:
        4,495     6.500%, 7/01/20 (Pre-refunded 7/01/10)                           7/10 at 101.00      N/R (4)            4,629,221
        1,845     6.500%, 7/01/20 (Pre-refunded 7/01/10)                           7/10 at 101.00      N/R (4)            1,900,092

        4,450  California, Various Purpose General Obligation Bonds, Series        5/10 at 101.00          Aaa            4,537,888
                  2000, 5.625%, 5/01/22 (Pre-refunded 5/01/10) - FGIC Insured

        5,515  Fresno Unified School District, Fresno County, California,          8/10 at 101.00       A+ (4)            5,670,523
                  General Obligation Bonds, Series 2001E, 5.000%, 8/01/25 -
                  FGIC Insured (ETM)

        3,000  Golden State Tobacco Securitization Corporation, California,        6/13 at 100.00          AAA            3,527,610
                  Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                  6.750%, 6/01/39 (Pre-refunded 6/01/13)

        3,000  Los Angeles County Metropolitan Transportation Authority,           7/10 at 101.00      AA+ (4)            3,083,340
                  California, Proposition C Second Senior Lien Sales Tax
                  Revenue Bonds, Series 2000A, 5.250%, 7/01/25 (Pre-refunded
                  7/01/10) - FGIC Insured

        6,030  Los Angeles Unified School District, California, General            7/10 at 100.00      AA- (4)            6,139,203
                  Obligation Bonds, Series 2000D, 5.375%, 7/01/25 (Pre-refunded
                  7/01/10) - FGIC Insured

               Monterey County, California, Certificates of Participation,
               Master Plan Financing, Series 2001:
        2,075     5.000%, 8/01/19 (Pre-refunded 8/01/11) - MBIA Insured            8/11 at 100.00       A3 (4)            2,210,642
        3,000     5.000%, 8/01/26 (Pre-refunded 8/01/11) - MBIA Insured            8/11 at 100.00       A3 (4)            3,196,110

           60  Port of Oakland, California, Revenue Bonds, Series 2000K,           5/10 at 100.00        A (4)               60,521
                  5.750%, 11/01/29 (Pre-refunded 5/01/10) - FGIC Insured

       10,000  Puerto Rico Highway and Transportation Authority, Highway           7/10 at 101.00      BBB (4)           10,301,300
                  Revenue Bonds, Series 2000B, 6.000%, 7/01/31 (Pre-refunded
                  7/01/10)

        4,000  Puerto Rico Infrastructure Financing Authority, Special            10/10 at 101.00          AAA            4,167,800
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/32
                  (Pre-refunded 10/01/10)

        2,000  Puerto Rico Public Finance Corporation, Commonwealth                  No Opt. Call          AAA            2,549,620
                  Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 - AGC
                  Insured (ETM)

       17,670  San Francisco City and County Public Utilities Commission,         11/11 at 100.00          AAA           19,017,867
                  California, Water Revenue Bonds, Series 2001A, 5.000%,
                  11/01/24 (Pre-refunded 11/01/11) - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
       79,890  Total U.S. Guaranteed                                                                                     85,405,342
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 17.3% (11.4% OF TOTAL INVESTMENTS)

        2,000  Anaheim Public Finance Authority, California, Revenue Refunding    10/12 at 100.00          AAA            2,179,880
                  Bonds, Electric Generating System, Series 2002B, 5.250%,
                  10/01/18 - AGM Insured

        1,810  Anaheim Public Finance Authority, California, Second Lien          10/14 at 100.00           A+            1,933,062
                  Electric Distribution Revenue Bonds, Series 2004, 5.250%,
                  10/01/21 - NPFG Insured

       10,350  California Pollution Control Financing Authority, Revenue Bonds,      No Opt. Call          Aa3           12,188,988
                  San Diego Gas and Electric Company, Series 1991A, 6.800%,
                  6/01/15 (Alternative Minimum Tax)

        4,000  Imperial Irrigation District, California, Certificates of          11/13 at 100.00          AAA            4,282,680
                  Participation, Electric System Revenue Bonds, Series 2003,
                  5.250%, 11/01/23 - AGM Insured

        3,855  Long Beach Bond Finance Authority, California, Natural Gas            No Opt. Call            A            3,727,014
                  Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

        5,000  Los Angeles Department of Water and Power, California, Power        7/11 at 100.00          AA-            5,282,900
                  System Revenue Bonds, Series 2001A-2, 5.375%, 7/01/20 - NPFG
                  Insured

        5,000  Los Angeles Department of Water and Power, California, Power        7/15 at 100.00          AAA            5,152,100
                  System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 - AGM
                  Insured (UB)

        5,225  Los Angeles, California, Sanitation Equipment Charge Revenue        2/11 at 100.00          AAA            5,468,746
                  Bonds, Series 2001A, 5.250%, 2/01/18 - AGM Insured

        1,025  Los Angeles, California, Sanitation Equipment Charge Revenue        2/14 at 100.00           AA            1,088,601
                  Bonds, Series 2004A, 5.000%, 2/01/22 - AMBAC Insured

               Merced Irrigation District, California, Electric System Revenue
               Bonds, Series 2005:
        1,260     5.125%, 9/01/31 - SYNCORA GTY Insured                            9/15 at 100.00          N/R            1,130,548
        2,800     5.250%, 9/01/36 - SYNCORA GTY Insured                            9/15 at 100.00          N/R            2,485,784

50    Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES (continued)

$       4,360  Sacramento Municipal Utility District, California, Electric         8/12 at 100.00          AAA     $      4,576,168
                  Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/19 - AGM
                  Insured

        3,805  Southern California Public Power Authority, California, Milford       No Opt. Call          AA-            3,960,928
                  Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%,
                  7/01/28

        3,460  Southern California Public Power Authority, Revenue Bonds,          7/13 at 100.00           A+            3,666,770
                  Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       53,950  Total Utilities                                                                                           57,124,169
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 7.3% (4.8% OF TOTAL INVESTMENTS)

        1,185  Burbank, California, Wastewater System Revenue Bonds, Series        6/14 at 100.00          AA+            1,226,724
                  2004A, 5.000%, 6/01/24 - AMBAC Insured

          890  Healdsburg Public Financing Authority, California, Wastewater       4/16 at 100.00          AA-              880,993
                  Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured

        1,250  Indio Water Authority, California, Water Revenue Bonds, Series      4/16 at 100.00           A+            1,258,425
                  2006, 5.000%, 4/01/31 - AMBAC Insured

        4,705  Madera Irrigation District. California, Water Revenue Refunding     1/18 at 100.00           A-            4,785,550
                  Bonds, Series 2008, 5.500%, 1/01/38

        3,750  Metropolitan Water District of Southern California, Water          10/14 at 100.00          AAA            3,901,913
                  Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 - NPFG
                  Insured

        1,510  Orange County Sanitation District, California, Certificates of      2/19 at 100.00          AAA            1,781,860
                  Participation, Series 2007, Trust 3020, 17.692%, 2/01/35 (IF)

        2,000  Pico Rivera Water Authority, California, Revenue Bonds, Series     12/11 at 102.00          N/R            1,858,020
                  2001A, 6.250%, 12/01/32

        2,525  Sacramento County Sanitation District Financing Authority,            No Opt. Call           AA            2,982,984
                  California, Revenue Refunding Bonds, Series 2001, 5.500%,
                  12/01/20 - AMBAC Insured

               San Francisco City and County Public Utilities Commission,
               California, Clean Water Revenue Refunding Bonds, Series 2003A:
        2,120     5.250%, 10/01/19 - NPFG Insured                                  4/13 at 100.00           A+            2,294,517
        2,960     5.250%, 10/01/20 - NPFG Insured                                  4/13 at 100.00           A+            3,171,255
------------------------------------------------------------------------------------------------------------------------------------
       22,895  Total Water and Sewer                                                                                     24,142,241
------------------------------------------------------------------------------------------------------------------------------------
$     519,028  Total Investments (cost $499,197,884) - 152.5%                                                           502,649,785
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (6.2)%                                                                       (20,585,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.7%                                                                       5,503,973
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (48.0)% (5)                                                    (158,025,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $    329,543,758
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 31.4%.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        Nuveen Investments    51

NUC | Nuveen California Quality Income Municipal Fund, Inc.
    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 5.9% (3.8% OF TOTAL INVESTMENTS)

$       5,000  California County Tobacco Securitization Agency, Tobacco            6/12 at 100.00         Baa3     $      4,689,800
                  Settlement Asset-Backed Bonds, Alameda County Tobacco Asset
                  Securitization Corporation, Series 2002, 5.750%, 6/01/29

          960  California County Tobacco Securitization Agency, Tobacco            6/15 at 100.00          BBB              902,918
                  Settlement Asset-Backed Bonds, Sonoma County Tobacco
                  Securitization Corporation, Series 2005, 4.250%, 6/01/21

        4,510  California County Tobacco Securitization Agency, Tobacco            6/12 at 100.00         Baa3            3,829,261
                  Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                  Funding Corporation, Series 2002A, 5.500%, 6/01/33

        7,530  California Statewide Financing Authority, Tobacco Settlement        5/12 at 100.00         Baa3            7,386,554
                  Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                  Series 2002A, 5.625%, 5/01/29

        3,370  Golden State Tobacco Securitization Corporation, California,        6/22 at 100.00          BBB            2,144,129
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
       21,370  Total Consumer Staples                                                                                    18,952,662
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 7.6% (4.9% OF TOTAL
                  INVESTMENTS)

          280  California Educational Facilities Authority, Revenue Bonds,        10/15 at 100.00           A3              267,537
                  University of Redlands, Series 2005A, 5.000%, 10/01/35

        1,935  California Educational Facilities Authority, Revenue Bonds,        10/18 at 100.00          AA+            2,233,222
                  University of Southern California, Tender Option Bond Trust
                  09-11B, 17.624%, 10/01/38 (IF)

        2,785  California Educational Facilities Authority, Revenue Bonds,        11/10 at 100.00           A2            2,795,249
                  University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                  NPFG Insured

               California Educational Facilities Authority, Revenue Bonds,
               University of the Pacific, Series 2006:
          195     5.000%, 11/01/21                                                11/15 at 100.00           A2              204,305
          260     5.000%, 11/01/25                                                11/15 at 100.00           A2              265,000

        4,640  California State Public Works Board, Lease Revenue Bonds,           3/18 at 100.00          Aa2            4,713,126
                  University of California Regents, Trust 1065, 9.306%, 3/01/33
                  (IF)

        4,000  California State Public Works Board, Lease Revenue Refunding        3/10 at 100.00         Baa2            4,014,280
                  Bonds, Community Colleges Projects, Series 1996B, 5.625%,
                  3/01/19 - AMBAC Insured

        6,400  California State University, Systemwide Revenue Bonds, Series      11/12 at 100.00          Aa3            6,626,176
                  2002A, 5.000%, 11/01/20 - AMBAC Insured

        1,000  San Diego County, California, Certificates of Participation,        9/15 at 102.00         Baa3              835,480
                  Burnham Institute, Series 2006, 5.000%, 9/01/34

        2,500  University of California, Revenue Bonds, Multi-Purpose Projects,    5/13 at 100.00          Aa1            2,548,550
                  Series 2003A, 5.000%, 5/15/33 - AMBAC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       23,995  Total Education and Civic Organizations                                                                   24,502,925
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 19.8% (12.7% OF TOTAL INVESTMENTS)

        1,750  ABAG Finance Authority for Non-Profit Corporations, California,     4/12 at 100.00           A-            1,766,363
                  Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara
                  Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21

          640  California Health Facilities Financing Authority, Revenue Bonds,    4/16 at 100.00           A+              609,869
                  Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

       14,550  California Health Facilities Financing Authority, Revenue Bonds,   11/16 at 100.00          Aa3           13,793,546
                  Sutter Health, Series 2007A, Trust 3146, 5.250%, 11/15/46 (UB)

        2,855  California Municipal Financing Authority, Certificates of           2/17 at 100.00         Baa2            2,415,787
                  Participation, Community Hospitals of Central California,
                  Series 2007, 5.250%, 2/01/46

        1,225  California State Public Works Board, Revenue Bonds, University     11/14 at 100.00          Aa2            1,266,283
                  of California - Davis Medical Center, Series 2004II-A,
                  5.000%, 11/01/23 - NPFG Insured

        1,571  California Statewide Communities Development Authority, Revenue     7/18 at 100.00          AAA            1,648,953
                  Bonds, Saint Joseph Health System, Trust 2554, 18.719%,
                  7/01/47 - AGM Insured (IF)

          535  California Statewide Community Development Authority,                 No Opt. Call           A2              570,230
                  Certificates of Participation, Cedars-Sinai Medical Center,
                  Series 1992, 6.500%, 8/01/12

        1,500  California Statewide Community Development Authority, Revenue       7/15 at 100.00          BBB            1,373,625
                  Bonds, Daughters of Charity Health System, Series 2005A,
                  5.250%, 7/01/30

       17,075  California Statewide Community Development Authority, Revenue       3/16 at 100.00           A+           15,955,222
                  Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

52    Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$       3,015  California Statewide Community Development Authority, Revenue       8/16 at 100.00           A+     $      3,024,678
                  Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

       17,470  California Statewide Community Development Authority, Revenue       8/17 at 100.00          Aa3           16,802,995
                  Bonds, Sutter Health, Series 2003, 5.000%, 8/15/38 - AMBAC
                  Insured (UB)

        3,025  Loma Linda, California, Hospital Revenue Bonds, Loma Linda         12/17 at 100.00          BBB            3,341,355
                  University Medical Center, Series 2008A, 8.250%, 12/01/38

        1,000  Madera County, California, Certificates of Participation,           3/20 at 100.00           A-              986,860
                  Children's Hospital Central California, Series 2010, 5.375%,
                  3/15/36
------------------------------------------------------------------------------------------------------------------------------------
       66,211  Total Health Care                                                                                         63,555,766
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 2.6% (1.7% OF TOTAL INVESTMENTS)

        1,000  Independent Cities Lease Finance Authority, California, Revenue    11/14 at 100.00          N/R              902,550
                  Bonds, Morgan Hill, Hacienda Valley Mobile Home Park, Series
                  2004A, 5.950%, 11/15/39

        1,925  Irvine, California, Mobile Home Park Revenue Bonds, Meadows         3/10 at 100.00          N/R            1,916,434
                  Mobile Home Park, Series 1998A, 5.700%, 3/01/18

        2,120  Oceanside, California, Mobile Home Park Revenue Bonds, Laguna       3/10 at 100.00          N/R            1,959,558
                  Vista Mobile Estates Acquisition Project, Series 1998,
                  5.800%, 3/01/28

        2,960  Riverside County, California, Mobile Home Park Revenue Bonds,       3/10 at 101.00          N/R            2,724,887
                  Bravo Mobile Home Park Project, Series 1999A, 5.900%, 3/20/29

          895  Yolo County Housing Authority, California, Revenue Refunding        5/10 at 100.00          Aa2              898,088
                  Bonds, Russell Park Apartments, Series 1992A, 7.000%, 11/01/14
------------------------------------------------------------------------------------------------------------------------------------
        8,900  Total Housing/Multifamily                                                                                  8,401,517
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 5.1% (3.3% OF TOTAL INVESTMENTS)

          515  California Housing Finance Agency, Home Mortgage Revenue Bonds,     2/16 at 100.00          AA-              553,733
                  Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                  Minimum Tax)

       17,700  California Housing Finance Agency, Home Mortgage Revenue Bonds,     2/16 at 100.00          AA-           15,791,232
                  Series 2007M, 4.625%, 8/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       18,215  Total Housing/Single Family                                                                               16,344,965
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

        2,000  California Pollution Control Financing Authority, Solid Waste       1/16 at 102.00          BBB            1,981,020
                  Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                  5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 0.9% (0.5% OF TOTAL INVESTMENTS)

        3,500  California Statewide Communities Development Authority, Revenue    12/17 at 100.00          Ba1            2,709,490
                  Bonds, Inland Regional Center Project, Series 2007, 5.375%,
                  12/01/37
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 18.1% (11.5% OF TOTAL INVESTMENTS)

        1,900  Azusa Unified School District, Los Angeles County, California,      7/12 at 100.00          AAA            2,065,224
                  General Obligation Bonds, Series 2002, 5.375%, 7/01/20 - AGM
                  Insured

           80  California, General Obligation Bonds, Series 2000, 5.500%,          6/10 at 100.00           A-               80,126
                  6/01/25

       16,000  California, General Obligation Bonds, Various Purpose Series       11/19 at 100.00           A-           16,556,320
                  2009, 6.000%, 11/01/39

        1,370  Fremont-Newark Community College District, Alameda County,          8/11 at 101.00          AA-            1,462,955
                  California, General Obligation Bonds, Series 2002A, 5.375%,
                  8/01/20 - NPFG Insured

        3,610  Hartnell Community College District, California, General            6/16 at 100.00          AAA            3,683,608
                  Obligation Bonds, Series 2006B, 5.000%, 6/01/29 - AGM Insured
                  (UB)

        5,255  Livermore Valley Joint Unified School District, Alameda County,     8/11 at 100.00          AAA            5,398,934
                  California, General Obligation Bonds, Election of 1999,
                  Series 2001, 5.125%, 8/01/26 - AGM Insured

        2,645  Long Beach Community College District, California, General          5/15 at 100.00          AA-            2,697,979
                  Obligation Bonds, Series 2005B, 5.000%, 5/01/30 - FGIC Insured

        1,170  Los Angeles Unified School District, California, General            7/13 at 100.00          AAA            1,286,052
                  Obligation Bonds, Series 2003F, 5.000%, 7/01/17 - AGM Insured

          565  Roseville Joint Union High School District, Placer County,          8/15 at 100.00          AA-              585,340
                  California, General Obligation Bonds, Series 2006B, 5.000%,
                  8/01/27 - FGIC Insured

        1,500  Sacramento City Unified School District, Sacramento County,         7/15 at 100.00          Aa3            1,533,780
                  California, General Obligation Bonds, Series 2005, 5.000%,
                  7/01/27 - NPFG Insured

                                                        Nuveen Investments    53

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$       6,760  San Diego Unified School District, San Diego County, California,    7/13 at 101.00          AAA     $      7,708,428
                  General Obligation Bonds, Series 2003E, 5.250%, 7/01/21 - AGM
                  Insured

          515  San Joaquin Delta Community College District, California, General   8/15 at 100.00          AAA              530,517
                  Obligation Bonds, Series 2005A, 5.000%, 8/01/29 - AGM Insured

        1,500  San Jose Unified School District, Santa Clara County, California,   8/15 at 100.00           AA            1,575,510
                  General Obligation Bonds, Series 2005B, 5.000%, 8/01/25 - FGIC
                  Insured

        6,865  San Ramon Valley Unified School District, Contra Costa County,      8/13 at 100.00          AAA            7,200,630
                  California, General Obligation Bonds, Series 2003, 5.000%,
                  8/01/23 - AGM Insured (UB)

        1,390  South Pasadena Unified School District, Los Angeles County,         8/13 at 100.00          AA-            1,462,377
                  California, General Obligation Bonds, Series 2003A, 5.000%,
                  8/01/22 - FGIC Insured

        3,925  West Contra Costa Unified School District, Contra Costa County,     8/11 at 101.00          AAA            4,114,695
                  California, General Obligation Bonds, Series 2003B, 5.000%,
                  8/01/23 - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
       55,050  Total Tax Obligation/General                                                                              57,942,475
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 29.3% (18.7% OF TOTAL INVESTMENTS)

        1,655  Bell Community Housing Authority, California, Lease Revenue        10/15 at 100.00         BBB+            1,375,288
                  Bonds, Series 2005, 5.000%, 10/01/36 - AMBAC Insured

        1,200  Burbank Public Financing Authority, California, Revenue Bonds,     12/12 at 100.00         BBB+            1,200,084
                  West Olive Redevelopment Project, Series 2002, 5.125%,
                  12/01/22 - AMBAC Insured

        3,070  California State Public Works Board, Lease Revenue Bonds,          12/12 at 100.00         BBB+            3,179,108
                  Department of General Services, Capital East End Project,
                  Series 2002A, 5.250%, 12/01/16 - AMBAC Insured

        2,030  California State Public Works Board, Lease Revenue Bonds,           3/12 at 100.00         BBB+            2,040,049
                  Department of General Services, Series 2002C, 5.250%, 3/01/21
                  - AMBAC Insured

        5,115  California State Public Works Board, Lease Revenue Bonds,           6/14 at 100.00         BBB+            5,226,660
                  Department of Mental Health, Coalinga State Hospital, Series
                  2004A, 5.500%, 6/01/20

        1,000  California State Public Works Board, Lease Revenue Bonds, Various  10/19 at 100.00         BBB+              999,940
                  Capital Projects, Series 2009G-1, 5.750%, 10/01/30

        1,605  California, Economic Recovery Revenue Bonds, Series 2004A,          7/14 at 100.00           A+            1,791,710
                  5.000%, 7/01/15

          690  Capistrano Unified School District, Orange County, California,      9/15 at 100.00            A              670,577
                  Special Tax Bonds, Community Facilities District, Series 2005,
                  5.000%, 9/01/24 - FGIC Insured

        3,000  Coachella Valley Unified School District, Riverside County,         9/16 at 100.00          N/R            2,686,770
                  California, Certificates of Participation, Series 2007,
                  5.000%, 9/01/31 - AMBAC Insured

               Commerce Community Development Commission, California, Tax
               Allocation Refunding Bonds, Merged Area Development Projects 2
               and 3, Series 1998A:
        1,000     5.650%, 8/01/18                                                  8/10 at 100.00          N/R              968,840
        2,765     5.700%, 8/01/28                                                  8/10 at 100.00          N/R            2,392,223

        1,250  Coronado Community Development Agency, California, Tax Allocation   9/15 at 100.00            A            1,167,863
                  Bonds, Community Development Project, Series 2005, 5.000%,
                  9/01/30 - AMBAC Insured

        3,065  Corona-Norco Unified School District, Riverside County,             9/13 at 100.00            A            3,113,795
                  California, Special Tax Bonds, Community Facilities District
                  98-1, Series 2003, 5.500%, 9/01/33 - NPFG Insured

        1,025  Fresno, California, Certificates of Participation, Street           6/10 at 100.00          AA-            1,039,996
                  Improvement Project, Series 1991, 6.625%, 12/01/11

               Golden State Tobacco Securitization Corporation, California,
               Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
               Trust 2215-1:
        1,885     13.740%, 6/01/38 - FGIC Insured (IF)                             6/15 at 100.00         BBB+              900,917
        1,320     13.740%, 6/01/45 - FGIC Insured (IF)                             6/15 at 100.00         BBB+              501,890

        9,435  Golden State Tobacco Securitization Corporation, California,        6/15 at 100.00          AAA            9,099,869
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  5.000%, 6/01/35 - FGIC Insured

               Irvine, California, Unified School District, Community Facilities
               District Special Tax Bonds, Series 2006A:
          320     5.000%, 9/01/26                                                  9/16 at 100.00          N/R              285,523
          735     5.125%, 9/01/36                                                  9/16 at 100.00          N/R              616,121

        3,245  Los Angeles Community Redevelopment Agency, California, Lease       9/15 at 100.00           A2            2,818,283
                  Revenue Bonds, Manchester Social Services Project, Series
                  2005, 5.000%, 9/01/37 - AMBAC Insured

54    Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,350   Los Angeles Community Redevelopment Agency, California,            3/13 at 100.00         BBB-     $      1,320,449
                   Subordinate Lien Tax Allocation Bonds, Bunker Hill
                   Redevelopment Project, Series 2004L, 5.100%, 3/01/19

        4,850   Los Angeles County Metropolitan Transportation Authority,          7/13 at 100.00          AAA            5,369,338
                   California, Proposition A First Tier Senior Sales Tax
                   Revenue Bonds, Series 2003A, 5.000%, 7/01/16 - AGM Insured

       15,300   Ontario Redevelopment Financing Authority, San Bernardino            No Opt. Call            A           17,865,657
                   County, California, Revenue Refunding Bonds, Redevelopment
                   Project 1, Series 1995, 7.400%, 8/01/25 - NPFG Insured

        1,170   Panama-Buena Vista Union School District, California,              9/16 at 100.00            A            1,214,741
                   Certificates of Participation, School Construction Project,
                   Series 2006, 5.000%, 9/01/24 - NPFG Insured

                Redding Redevelopment Agency, California, Tax Allocation
                Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
        1,500      5.000%, 9/01/17 - NPFG Insured                                  9/13 at 100.00            A            1,541,625
        1,500      5.000%, 9/01/20 - NPFG Insured                                  9/13 at 100.00            A            1,514,070

          600   Rialto Redevelopment Agency, California, Tax Allocation Bonds,     9/15 at 100.00           A-              527,796
                   Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                   SYNCORA GTY Insured

        4,320   Richmond Joint Powers Financing Authority, California, Tax         9/13 at 100.00           A+            4,378,363
                   Allocation Bonds, Series 2003A, 5.250%, 9/01/22 - NPFG
                   Insured

        2,000   Rohnert Park Community Development Commission, California,         8/17 at 100.00            A            1,737,260
                   Redevelopment Project Tax Allocation Bonds, Series 2007R,
                   5.000%, 8/01/37 - FGIC Insured

          745   Roseville, California, Certificates of Participation, Public       8/13 at 100.00          AA-              745,440
                   Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        8,625   Sacramento City Financing Authority, California, Capital          12/16 at 100.00           A1            8,185,643
                   Improvement Revenue Bonds, 300 Richards Boulevard, Series
                   2006C, 5.000%, 12/01/36 - AMBAC Insured

        2,500   San Jose Financing Authority, California, Lease Revenue            9/11 at 100.00          AA+            2,639,100
                   Refunding Bonds, Convention Center Project, Series 2001F,
                   5.000%, 9/01/20 - NPFG Insured

        2,770   Santa Ana Community Redevelopment Agency, Orange County,           9/13 at 100.00            A            2,826,536
                   California, Tax Allocation Refunding Bonds, South Main
                   Street Redevelopment, Series 2003B, 5.000%, 9/01/19 - FGIC
                   Insured

        2,090   Washington Unified School District, Yolo County, California,       8/17 at 100.00         BBB+            2,013,945
                   Certificates of Participation, Series 2007, 5.125%, 8/01/37
                   - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       94,730   Total Tax Obligation/Limited                                                                             93,955,469
-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 13.6% (8.7% OF TOTAL INVESTMENTS)

        3,950   Bay Area Toll Authority, California, Revenue Bonds, San            4/16 at 100.00           AA            4,005,616
                   Francisco Bay Area Toll Bridge, Series 2006F, 5.000%,
                   4/01/31 (UB)

          970   Bay Area Toll Authority, California, Revenue Bonds, San            4/18 at 100.00           AA            1,111,174
                   Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                   13.541%, 4/01/39 (IF)

       11,000   Foothill/Eastern Transportation Corridor Agency, California,       1/14 at 101.00         BBB-           10,675,940
                   Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                   1/15/29

        2,000   Orange County Transportation Authority, California, Toll Road      8/13 at 100.00           A1            2,063,180
                   Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                   5.000%, 8/15/20 - AMBAC Insured

       20,000   San Francisco Airports Commission, California, Revenue Bonds,      5/10 at 101.00          AAA           20,373,400
                   San Francisco International Airport, Second Series 2000,
                   Issue 25, 5.750%, 5/01/30 - AGM Insured (Alternative
                   Minimum Tax)

                San Francisco Airports Commission, California, Revenue
                Refunding Bonds, San Francisco International Airport, Second
                Series 2002, Issue 28A:
        1,480      5.250%, 5/01/17 - NPFG Insured (Alternative Minimum Tax)        5/12 at 100.00           A1            1,569,910
        3,865      5.250%, 5/01/19 - NPFG Insured (Alternative Minimum Tax)        5/12 at 100.00           A1            3,933,797
-----------------------------------------------------------------------------------------------------------------------------------
       43,265   Total Transportation                                                                                     43,733,017
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 37.5% (23.9% OF TOTAL INVESTMENTS) (4)

        7,325   California County Tobacco Securitization Agency, Tobacco           6/12 at 100.00      N/R (4)            7,820,683
                   Settlement Asset-Backed Bonds, Sonoma County Tobacco
                   Funding Corporation, Series 2002B, 5.500%, 6/01/30
                   (Pre-refunded 6/01/12)

        9,000   California Department of Water Resources, Power Supply Revenue     5/12 at 101.00          Aaa            9,961,740
                   Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

        6,190   California Educational Facilities Authority, Revenue Bonds,       11/10 at 100.00       A2 (4)            6,425,715
                   University of the Pacific, Series 2000, 5.750%, 11/01/30
                   (Pre-refunded 11/01/10) - MBIA Insured

                                                        Nuveen Investments    55

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       8,000   California Pollution Control Financing Authority, Solid Waste      4/10 at 100.00          Aaa     $      9,657,920
                   Disposal Revenue Bonds, North County Recycling Center,
                   Series 1991A, 6.750%, 7/01/17 (ETM)

        1,965   California State, General Obligation Bonds, Series 2002,           4/12 at 100.00          AAA            2,154,485
                   5.250%, 4/01/32 (Pre-refunded 4/01/12)

        1,515   California Statewide Community Development Authority, Water and   10/13 at 101.00          AAA            1,763,884
                   Wastewater Revenue Bonds, Pooled Financing Program, Series
                   2004A, 5.250%, 10/01/24 (Pre-refunded 10/01/13) - AGM Insured

        1,110   California, Economic Recovery Revenue Bonds, Series 2004A,         7/14 at 100.00          AAA            1,289,920
                   5.000%, 7/01/15 (Pre-refunded 7/01/14)

        2,500   California, General Obligation Bonds, Series 2004, 5.125%,         2/14 at 100.00          AAA            2,895,225
                   2/01/27 (Pre-refunded 2/01/14)

        4,440   Coast Community College District, Orange County, California,       8/13 at 100.00      Aa2 (4)            5,029,721
                   General Obligation Refunding Bonds, Series 2003A, 5.000%,
                   8/01/22 (Pre-refunded 8/01/13) - MBIA Insured

        1,615   Compton Unified School District, Los Angeles County,               9/13 at 100.00        A (4)            1,866,133
                   California, General Obligation Bonds, Series 2003A, 5.375%,
                   9/01/19 (Pre-refunded 9/01/13) - MBIA Insured

       12,805   Contra Costa County, California, GNMA Mortgage-Backed                No Opt. Call          AAA           17,429,654
                   Securities Program Home Mortgage Revenue Bonds, Series 1988,
                   8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)

        3,000   Daly City Housing Development Finance Agency, California,         12/13 at 102.00      N/R (4)            3,583,290
                   Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park
                   Project, Series 2002A, 5.850%, 12/15/32 (Pre-refunded
                   12/15/13)

        4,000   Los Angeles County Metropolitan Transportation Authority,          7/10 at 101.00      AA+ (4)            4,111,120
                   California, Proposition C Second Senior Lien Sales Tax
                   Revenue Bonds, Series 2000A, 5.250%, 7/01/25 (Pre-refunded
                   7/01/10) - FGIC Insured

        3,005   Monterey County, California, Certificates of Participation,        8/11 at 100.00       A3 (4)            3,201,437
                   Master Plan Financing, Series 2001, 5.000%, 8/01/20
                   (Pre-refunded 8/01/11) - MBIA Insured

        2,375   Moreno Valley Unified School District, Riverside County,           8/14 at 100.00          AAA            2,802,429
                   California, General Obligation Bonds, Series 2004A, 5.250%,
                   8/01/24 (Pre-refunded 8/01/14) - AGM Insured

        5,000   Puerto Rico Infrastructure Financing Authority, Special           10/10 at 101.00          AAA            5,209,750
                   Obligation Bonds, Series 2000A, 5.500%, 10/01/32 (ETM)

        2,685   Sacramento County, California, Airport System Revenue Bonds,       7/12 at 100.00          AAA            2,969,879
                   Series 2002A, 5.250%, 7/01/21 (Pre-refunded 7/01/12) - AGM
                   Insured

       10,850   San Bernardino County, California, GNMA Mortgage-Backed              No Opt. Call          AAA           12,540,105
                   Securities Program Single Family Home Mortgage Revenue
                   Bonds, Series 1989A, 7.750%, 11/01/14 (Alternative Minimum
                   Tax) (ETM)

        3,000   San Francisco Airports Commission, California, Revenue             5/12 at 100.00       A1 (4)            3,297,030
                   Refunding Bonds, San Francisco International Airport, Second
                   Series 2002, Issue 28B, 5.250%, 5/01/22 (Pre-refunded
                   5/01/12) - MBIA Insured

                University of California, Revenue Bonds, Multi-Purpose
                Projects, Series 2002O:
        5,265      5.000%, 9/01/18 (Pre-refunded 9/01/10) - FGIC Insured           9/10 at 101.00       AA (4)            5,449,222
       10,255      5.000%, 9/01/19 (Pre-refunded 9/01/10) - FGIC Insured           9/10 at 101.00       AA (4)           10,613,822
-----------------------------------------------------------------------------------------------------------------------------------
      105,900   Total U.S. Guaranteed                                                                                   120,073,164
-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.2% (5.2% OF TOTAL INVESTMENTS)

        3,695   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call            A            3,329,454
                   Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35

          500   Los Angeles Department of Water and Power, California, Power       7/15 at 100.00          AAA              515,210
                   System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 - AGM
                   Insured (UB)

                Merced Irrigation District, California, Electric System Revenue
                Bonds, Series 2005:
        1,235      5.125%, 9/01/31 - SYNCORA GTY Insured                           9/15 at 100.00          N/R            1,108,116
        1,500      5.250%, 9/01/36 - SYNCORA GTY Insured                           9/15 at 100.00          N/R            1,331,670

        5,000   Merced Irrigation District, California, Revenue Certificates of    9/13 at 102.00         Baa3            4,509,050
                   Participation, Electric System Project, Series 2003, 5.700%,
                   9/01/36

        1,200   Sacramento Municipal Utility District, California, Electric          No Opt. Call           A+            1,251,756
                   Revenue Bonds, Series 2004T, 5.250%, 5/15/23 - FGIC Insured

        2,410   Sacramento Municipal Utility District, California, Electric        8/12 at 100.00          AAA            2,513,437
                   Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/21 - AGM
                   Insured

        1,500   Southern California Public Power Authority, California, Milford      No Opt. Call          AA-            1,561,470
                   Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%,
                   7/01/28

56    Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       4,000   Southern California Public Power Authority, Revenue Bonds,         7/13 at 100.00           A+     $      4,239,039
                   Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                   AMBAC Insured

        5,500   Southern California Public Power Authority, Revenue Bonds,           No Opt. Call           A+            5,943,024
                   Multiple Projects, Series 1989, 6.750%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
       26,540   Total Utilities                                                                                          26,302,226
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.4% (4.7% OF TOTAL INVESTMENTS)

        5,525   California Statewide Community Development Authority, Water       10/13 at 101.00          AAA            5,795,116
                   and Wastewater Revenue Bonds, Pooled Financing Program,
                   Series 2004A, 5.250%, 10/01/24 - AGM Insured

        1,600   Eastern Municipal Water District, California, Water and            7/18 at 100.00           AA            1,944,543
                   Sewerage System Revenue Certificates of Participation,
                   Series 2008, Trust 3220, 14.671%, 7/01/35 (IF)

                Goleta Water District, California, Certificates of
                Participation Revenue Bonds, Series 2003:
        1,000      5.250%, 12/01/20 - NPFG Insured                                12/13 at 100.00           A+            1,083,100
        1,440      5.250%, 12/01/21 - NPFG Insured                                12/13 at 100.00           A+            1,552,953
        1,205      5.250%, 12/01/22 - NPFG Insured                                12/13 at 100.00           A+            1,241,222

          850   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00          AA-              841,398
                   Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured

        1,250   Indio Water Authority, California, Water Revenue Bonds, Series     4/16 at 100.00           A+            1,258,425
                   2006, 5.000%, 4/01/31 - AMBAC Insured

          670   Metropolitan Water District of Southern California, Waterworks     7/19 at 100.00          AAA              774,292
                   Revenue Bonds, Tender Option Bond Trust 09-8B, 17.472%,
                   7/01/35 (IF)

        5,375   San Francisco City and County Public Utilities Commission,        11/12 at 100.00          AA-            5,782,855
                   California, Water Revenue Bonds, Series 2002A, 5.000%,
                   11/01/19 - NPFG Insured

                Turlock Public Finance Authority, California, Sewerage Revenue
                Bonds, Series 2003A:
        1,565      5.000%, 9/15/19 - FGIC Insured                                  9/13 at 100.00           AA            1,646,662
        1,650      5.000%, 9/15/20 - FGIC Insured                                  9/13 at 100.00           AA            1,724,562
------------------------------------------------------------------------------------------------------------------------------------
       22,130   Total Water and Sewer                                                                                    23,645,128
------------------------------------------------------------------------------------------------------------------------------------
$     491,806   Total Investments (cost $487,709,502) - 156.6%                                                          502,099,824
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (9.5)%                                                                      (30,440,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      6,126,633
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.0)% (5)                                                   (157,225,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $    320,561,457
                ====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Preferred   Shares,  at  Liquidation   Value  as  a  percentage  of  Total
      Investments is 31.3%.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        Nuveen Investments    57

    | Statement of
    | Assets & Liabilities February 28, 2010

                                                                CALIFORNIA     CALIFORNIA          CALIFORNIA       CALIFORNIA
                                                                     VALUE        VALUE 2    PERFORMANCE PLUS      OPPORTUNITY
                                                                     (NCA)          (NCB)               (NCP)            (NCO)
-------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $234,493,424, $46,424,788,       $ 241,117,670   $ 50,980,172   $     279,749,482   $  166,190,523
   $279,425,112 and $165,469,141, respectively)
Cash                                                                    --        230,273                  --          332,213
Receivables:
   Interest                                                      2,998,719        684,827           4,628,659        2,296,905
   Investments sold                                              2,919,149             --                  --               --
Other assets                                                        16,386            432              71,958           25,739
-------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                247,051,924     51,895,704         284,450,099      168,845,380
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES

Cash overdraft                                                     885,919             --             569,447               --
Floating rate obligations
Payables:                                                        4,490,000             --           7,105,000        4,285,000
   Investments purchased                                                --             --           2,476,289               --
   Common share dividends                                          866,428        180,119             796,942          554,896
   Preferred share dividends                                            --             --               5,048            2,101
Accrued expenses:
   Management fees                                                 107,513         25,909             134,775           84,513
   Other                                                           103,836         28,281             127,772           75,191
-------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                             6,453,696        234,309          11,215,273        5,001,701
-------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                 N/A            N/A          91,175,000       48,775,000
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                       $ 240,598,228    $51,661,395   $     182,059,826   $  115,068,679
===============================================================================================================================
Common shares outstanding                                       25,253,681      3,287,900          12,937,442        8,143,348
===============================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                              $        9.53        $ 15.71   $           14.07   $        14.13
===============================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                      $     252,537       $ 32,879   $         129,374   $       81,433
Paid-in surplus                                                237,696,722     46,967,862         181,045,841      113,647,072
Undistributed (Over-distribution of) net investment income         834,157        105,270           3,012,286        1,781,031
Accumulated net realized gain (loss)                            (4,809,434)            --          (2,452,045)      (1,162,239)
Net unrealized appreciation (depreciation)                       6,624,246      4,555,384             324,370          721,382
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                       $ 240,598,228    $51,661,395   $     182,059,826   $  115,068,679
===============================================================================================================================
Authorized shares:
   Common                                                      250,000,000      Unlimited         200,000,000      200,000,000
   Preferred                                                           N/A            N/A           1,000,000        1,000,000
===============================================================================================================================

N/A Fund is not authorized to issue Preferred shares.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

58    Nuveen Investments

                                                                                 CALIFORNIA       CALIFORNIA       CALIFORNIA
                                                                         INVESTMENT QUALITY   SELECT QUALITY   QUALITY INCOME
                                                                                      (NQC)            (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $294,369,608, $499,197,884 and
   $487,709,502, respectively)                                           $      296,522,207   $  502,649,785   $ 5 02,099,824
Cash                                                                                     --               --           42,796
Receivables:
   Interest                                                                       4,919,314        7,576,896        7,663,786
   Investments sold                                                                      --               --          330,000
Other assets                                                                         66,649          121,996          110,280
------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                 301,508,170      510,348,677      510,246,686
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                      302,956          104,705               --
Floating rate obligations                                                        14,230,000       20,585,000       30,440,000
Payables:
Ayables:
   Investments purchased                                                                 --               --               --
   Common share dividends                                                           887,455        1,630,571        1,580,101
   Preferred share dividends                                                          5,229            5,522            8,476
Accrued expenses:
   Management fees                                                                  145,571          245,461          240,380
   Other                                                                            128,817          208,660          191,272
------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                             15,700,028       22,779,919       32,460,229
------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                           94,925,000      158,025,000      157,225,000
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                   $      190,883,142   $  329,543,758    $ 320,561,457
==============================================================================================================================
Common shares outstanding                                                        13,580,232       23,088,470       21,980,090
==============================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)               $            14.06   $        14.27   $        14.58
==============================================================================================================================

Net assets applicable to common shares consist of:
------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                  $          135,802   $      230,885   $      219,801
Paid-in surplus                                                                 189,868,744      322,447,380      306,654,125
Undistributed (Over-distribution of) net investment income                        3,076,239        5,258,667        4,947,440
Accumulated net realized gain (loss)                                             (4,350,242)      (1,845,075)      (5,650,231)
Net unrealized appreciation (depreciation)                                        2,152,599        3,451,901       14,390,322
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to common shares                                   $      190,883,142   $  329,543,758   $  320,561,457
==============================================================================================================================
Authorized shares:
   Common                                                                       200,000,000       200,000,000     200,000,000
   Preferred                                                                      1,000,000         1,000,000       1,000,000
==============================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        Nuveen Investments    59

     | Statement of
     | Operations Year Ended February 28, 2010

                                                                CALIFORNIA     CALIFORNIA          CALIFORNIA       CALIFORNIA
                                                                     VALUE        VALUE 2    PERFORMANCE PLUS      OPPORTUNITY
                                                                     (NCA)         (NCB)*               (NCP)            (NCO)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                            $  13,340,743   $  2,440,607   $      15,356,151   $    9,808,115
-------------------------------------------------------------------------------------------------------------------------------

EXPENSES

Management fees                                                  1,348,034        272,361           1,714,217        1,086,996
Preferred shares - auction fees                                        N/A            N/A             152,749           88,318
Preferred shares - dividend disbursing agent fees                      N/A            N/A              30,000           20,000
Shareholders' servicing agent fees and expenses                     29,067            132              16,666           10,314
Interest expense on floating rate obligations                       32,838             --              54,058           33,961
Custodian's fees and expenses                                       45,982         10,843              57,604           38,870
Directors'/Trustees' fees and expenses                               6,952          1,228               8,645            5,326
Professional fees                                                   24,101         19,529              35,736           26,131
Shareholders' reports - printing and mailing expenses               58,762          7,277              42,651           31,494
Stock exchange listing fees                                          9,268             --               9,219            9,212
Investor relations expense                                          21,091          4,697              17,303           11,305
Other expenses                                                      12,834          3,416              33,136           30,730
-------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                       1,588,929        319,483           2,171,984        1,392,657
   Custodian fee credit                                               (151)          (101)                (63)            (202)
-------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                     1,588,778        319,382           2,171,921        1,392,455
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                           11,751,965      2,121,225          13,184,230        8,415,660
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from investments                        1,017,603         67,937             357,009           83,280
Change in net unrealized appreciation (depreciation) of
   investments                                                  15,395,716      4,555,384          15,923,229        8,361,257
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                         16,413,319      4,623,321          16,280,238        8,444,537
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS

From net investment income                                             N/A            N/A            (439,030)        (269,084)
From accumulated net realized gains                                    N/A            N/A             (67,799)              --
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                             N/A            N/A            (506,829)        (269,084)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                    $  28,165,284   $  6,744,546   $      28,957,639   $   16,591,113
===============================================================================================================================

  * For the period April 28, 2009 (commencement of operations) through February 28, 2010.

N/A   Fund is not authorized to issue Preferred shares.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

60    Nuveen Investments

                                                                                    CALIFORNIA       CALIFORNIA       CALIFORNIA
                                                                            INVESTMENT QUALITY   SELECT QUALITY   QUALITY INCOME
                                                                                          (NQC)           (NVC)            (NUC)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                              $    16,412,813   $   28,730,722   $   28,065,078
---------------------------------------------------------------------------------------------------------------------------------

EXPENSES

Management fees                                                                      1,838,969        3,105,500        3,060,089
Preferred shares - auction fees                                                        159,031          268,975          269,562
Preferred shares - dividend disbursing agent fees                                       20,000           30,000           30,000
Shareholders' servicing agent fees and expenses                                         15,461           20,874           19,383
Interest expense on floating rate obligations                                          107,617          157,003          185,650
Custodian's fees and expenses                                                           55,609          100,235           90,685
Directors'/Trustees' fees and expenses                                                   9,058           15,492           15,290
Professional fees                                                                       35,822           54,378           54,061
Shareholders' reports - printing and mailing expenses                                   46,441           69,242           68,606
Stock exchange listing fees                                                              9,219            9,219            9,207
Investor relations expense                                                              18,581           28,591           28,370
Other expenses                                                                          33,409           43,012           40,643
---------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                           2,349,217        3,902,521        3,871,546
   Custodian fee credit                                                                    (50)            (243)            (296)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                         2,349,167        3,902,278        3,871,250
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                               14,063,646       24,828,444       24,193,828
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from investments                                             (588,474)         458,391       (2,447,353)
Change in net unrealized appreciation (depreciation) of investments                 17,487,316       31,713,934       27,271,874
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                             16,898,842       32,172,325       24,824,521
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS

From net investment income                                                            (336,724)        (559,094)        (557,978)
From accumulated net realized gains                                                   (266,062)        (450,876)        (474,141)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions
   to Preferred shareholders                                                          (602,786)      (1,009,970)      (1,032,119)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                             $    30,359,702   $   55,990,799   $   47,986,230
=================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        Nuveen Investments    61

     | Statement of
     | Changes in Net Assets

                                                       CALIFORNIA VALUE (NCA)               CALIFORNIA VALUE 2 (NCB)
                                            -------------------------------------------   -----------------------------
                                                             SIX MONTHS                         FOR THE PERIOD 4/28/09
                                              YEAR ENDED          ENDED     YEAR ENDED    (COMMENCEMENT OF OPERATIONS)
                                                 2/28/10        2/28/09        8/31/08                 THROUGH 2/28/10
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                       $ 11,751,965   $  5,875,451   $ 11,743,530    $                  2,121,225
Net realized gain (loss) from:
   Investments                                 1,017,603     (5,670,030)     1,595,437                          67,937
   Forward swaps                                      --             --      1,544,426                              --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                15,395,716    (12,226,342)    (6,882,534)                      4,555,384
   Forward swaps                                      --             --       (642,663)                             --
Distributions to Preferred Shareholders:
   From net investment income                        N/A            N/A            N/A                             N/A
   From accumulated net realized gains               N/A            N/A            N/A                             N/A
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            28,165,284    (12,020,921)     7,358,196                       6,744,546
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                   (11,515,679)    (5,757,840)   (11,057,213)                     (2,015,504)
From accumulated net realized gains                   --     (3,257,725)      (451,828)                        (68,388)
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                              (11,515,679)    (9,015,565)   (11,509,041)                     (2,083,892)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS

Common shares:
   Proceeds from sale of shares,
      net of offering costs                           --             --             --                      46,900,466
   Net proceeds from shares
      issued to shareholders due to
      reinvestment of distributions                   --             --        114,284                              --
   Repurchased and retired                            --             --             --                              --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                         --             --        114,284                      46,900,466
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                16,649,605    (21,036,486)    (4,036,561)                     51,561,120
Net assets applicable to Common
   shares at the beginning of period         223,948,623    244,985,109    249,021,670                         100,275
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period              $240,598,228   $223,948,623   $244,985,109    $                 51,661,395
=======================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                                $    834,157   $    597,876   $    488,787    $                    105,270
=======================================================================================================================

N/A Fund is not authorized to issue Preferred shares.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

62    Nuveen Investments

                                                CALIFORNIA PERFORMANCE PLUS (NCP)               CALIFORNIA  OPPORTUNITY (NCO)
                                            ------------------------------------------   -------------------------------------------
                                                             SIX MONTHS                                   SIX MONTHS
                                              YEAR ENDED          ENDED     YEAR ENDED     YEAR ENDED          ENDED     YEAR ENDED
                                                 2/28/10        2/28/09        8/31/08        2/28/10        2/28/09        8/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                       $ 13,184,230   $  6,166,860   $ 12,763,907   $  8,415,660   $  4,096,798   $  8,237,620
Net realized gain (loss) from:
   Investments                                   357,009     (2,747,246)     1,252,724         83,280     (1,281,316)       240,166
   Forward swaps                                      --             --        481,957             --             --        319,511
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                15,923,229    (16,103,772)    (8,379,980)     8,361,257     (9,841,190)    (4,808,766)
   Forward swaps                                      --             --       (146,052)            --             --          1,358
Distributions to Preferred Shareholders:
   From net investment income                   (439,030)    (1,519,501)    (3,265,290)      (269,084)    (1,003,786)    (2,153,159)
   From accumulated net realized gains           (67,799)      (329,805)      (348,912)            --       (140,553)      (215,479)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            28,957,639    (14,533,464)     2,358,354     16,591,113     (8,170,047)     1,621,251
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                   (10,377,364)    (4,512,080)    (8,917,838)    (6,816,511)    (2,867,056)    (5,776,585)
From accumulated net realized gains                   --     (1,128,020)      (963,355)            --       (379,007)      (607,718)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                              (10,377,364)    (5,640,100)    (9,881,193)    (6,816,511)    (3,246,063)    (6,384,303)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS

Common shares:
   Proceeds from sale of shares,
      net of offering costs                           --             --             --             --             --             --
   Net proceeds from shares
      issued to shareholders due to
      reinvestment of distributions                   --             --             --             --             --             --
   Repurchased and retired                      (143,637)      (146,188)            --       (187,479)       (66,830)            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                   (143,637)      (146,188)            --       (187,479)       (66,830)            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                18,436,638    (20,319,752)    (7,522,839)     9,587,123    (11,482,940)    (4,763,052)
Net assets applicable to Common
   shares at the beginning of period         163,623,188    183,942,940    191,465,779    105,481,556    116,964,496    121,727,548
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period              $182,059,826   $163,623,188   $183,942,940   $115,068,679   $105,481,556   $116,964,496
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                                $  3,012,286   $    644,434   $    511,590   $  1,781,031   $    476,349   $    233,032
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        Nuveen Investments    63

     | Statement of
     | Changes in Net Assets (continued)

                                                CALIFORNIA INVESTMENT QUALITY (NQC)            CALIFORNIA SELECT QUALITY (NVC)
                                            ------------------------------------------   -------------------------------------------
                                                             SIX MONTHS                                   SIX MONTHS
                                              YEAR ENDED          ENDED     YEAR ENDED     YEAR ENDED          ENDED     YEAR ENDED
                                                 2/28/10        2/28/09        8/31/08        2/28/10        2/28/09        8/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                       $ 14,063,646   $  6,621,510   $ 13,563,209   $ 24,828,444   $ 11,604,636   $ 23,467,452
Net realized gain (loss) from:
   Investments                                  (588,474)    (3,826,201)     1,706,500        458,391     (2,374,000)     2,014,812
   Forward swaps                                      --             --      1,916,826             --             --      3,564,177
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                17,487,316    (16,483,350)    (9,296,655)    31,713,934    (30,264,282)   (14,542,844)
   Forward swaps                                      --             --       (579,016)            --             --     (1,075,627)
Distributions to Preferred Shareholders:
   From net investment income                   (336,724)    (1,461,245)    (3,599,218)      (559,094)    (2,594,564)    (5,994,043)
   From accumulated net realized gains          (266,062)      (332,447)       (59,134)      (450,876)      (589,101)      (410,088)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            30,359,702    (15,481,733)     3,652,512     55,990,799    (24,217,311)     7,023,839
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                   (11,312,334)    (4,929,626)    (9,784,557)   (20,248,590)    (8,396,144)   (16,098,392)
From accumulated net realized gains                   --     (2,524,565)      (162,963)            --     (4,082,422)    (1,112,547)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                              (11,312,334)    (7,454,191)    (9,947,520)   (20,248,590)   (12,478,566)   (17,210,939)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS

Common shares:
   Proceeds from sale of shares,
      net of offering costs                           --             --             --             --             --             --
   Net proceeds from shares
      issued to shareholders due to
      reinvestment of distributions                   --             --             --             --             --             --
   Repurchased and retired                            --             --             --       (217,271)      (200,163)            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                         --             --             --       (217,271)      (200,163)            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                19,047,368    (22,935,924)    (6,295,008)    35,524,938    (36,896,040)   (10,187,100)
Net assets applicable to Common
   shares at the beginning of period         171,835,774    194,771,698    201,066,706    294,018,820    330,914,860    341,101,960
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period              $190,883,142   $171,835,774   $194,771,698   $329,543,758   $294,018,820   $330,914,860
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                                $  3,076,239   $    665,502   $    435,127   $  5,258,667     $1,253,610   $    640,817
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

64    Nuveen Investments

                                                                             CALIFORNIA QUALITY INCOME (NUC)
                                                                       -------------------------------------------
                                                                                        SIX MONTHS
                                                                         YEAR ENDED          ENDED     YEAR ENDED
                                                                            2/28/10        2/28/09        8/31/08
------------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                                                  $ 24,193,828   $ 11,427,787   $ 22,926,029
Net realized gain (loss) from:
   Investments                                                           (2,447,353)    (3,266,270)     1,242,906
   Forward swaps                                                                 --             --      3,851,151
Change in net unrealized appreciation (depreciation) of:
   Investments                                                           27,271,874    (25,106,877)    (9,075,658)
   Forward swaps                                                                 --             --     (1,162,220)
Distributions to Preferred Shareholders:
   From net investment income                                              (557,978)    (2,539,390)    (6,363,248)
   From accumulated net realized gains                                     (474,141)      (559,269)            --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                       47,986,230    (20,044,019)    11,418,960
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                                              (19,562,281)    (8,125,415)   (15,821,435)
From accumulated net realized gains                                              --     (3,624,507)            --
------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                 (19,562,281)   (11,749,922)   (15,821,435)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS

Common shares:
   Proceeds from sale of shares, net of offering costs                           --             --             --
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                              --             --             --
   Repurchased and retired                                                 (235,763)      (186,501)            --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from capital share transactions                                         (235,763)      (186,501)            --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares        28,188,186    (31,980,442)    (4,402,475)
Net assets applicable to Common shares at the beginning of period       292,373,271    324,353,713    328,756,188
------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period            $320,561,457   $292,373,271   $324,353,713
==================================================================================================================
Undistributed (Over-distribution of) net investment income at the
   end of period                                                       $  4,947,440   $    910,345   $    156,979
==================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        Nuveen Investments    65

    | Notes to
    | Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are the Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Municipal Value Fund 2 (NCB), Nuveen California Performance Plus Municipal Fund, Inc. (NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc.
(NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC) (collectively, the "Funds"). Common shares of California Value (NCA), California Performance Plus
(NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) are traded on the New York Stock Exchange ("NYSE") while Common shares of California Value 2 (NCB) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to the commencement of operations, California Value 2 (NCB) had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization costs ($15,000) and its reimbursement by Nuveen Investments, LLC, also a wholly-owned subsidiary of Nuveen.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

During the fiscal period ended February 28, 2009, the Board of Directors/Trustees of the Funds approved a change in the Funds' fiscal and tax year ends from August 31, to February 28/29.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2010, California Performance Plus (NCP) had outstanding when-issued/delayed delivery purchase commitments of $2,476,289. There were no such outstanding purchase commitments in any of the other Funds.

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

66    Nuveen Investments

INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

PREFERRED SHARES

California Value (NCA) and California Value 2 (NCB) are not authorized to issue Preferred shares. The following Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of February 28, 2010, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                     CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                    PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                           PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                          (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------
Number of shares:

   Series M                  --            --        3,051           --        1,189
   Series T               1,548            --           --        1,975           --
   Series W                 551         1,500          746        1,383        2,550
   Series TH                 --            --           --        2,963           --
   Series F               1,548           451           --           --        2,550
------------------------------------------------------------------------------------
Total                     3,647         1,951        3,797        6,321        6,289
====================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares. As of February 28, 2010, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

                                                   CALIFORNIA                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                  PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT       QUALITY
                                                         PLUS   OPPORTUNITY       QUALITY       QUALITY        INCOME
                                                        (NCP)         (NCO)         (NQC)         (NVC)         (NUC)
---------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value   $14,825,000   $19,225,000   $17,075,000   $33,975,000   $27,775,000
=====================================================================================================================

                                                        Nuveen Investments    67

    | Notes to
    | Financial Statements (continued)

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

INVERSE FLOATING RATE SECURITIES

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended February 28, 2010, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At February 28, 2010, the Funds were not invested in externally-deposited Recourse Trusts.

                                                                 CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                                      CALIFORNIA   CALIFORNIA   PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                           VALUE      VALUE 2          PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                           (NCA)        (NCB)         (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
--------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts         $ --         $ --          $ --          $ --         $ --         $ --         $ --
================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 28, 2010, for the following Funds were as follows:

                                                              CALIFORNIA                   CALIFORNIA     CALIFORNIA     CALIFORNIA
                                               CALIFORNIA    PERFORMANCE    CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                                    VALUE           PLUS   OPPORTUNITY        QUALITY        QUALITY         INCOME
                                                    (NCA)          (NCP)         (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding  $4,490,000     $7,209,521   $ 4,444,767    $14,230,000    $20,992,630    $23,931,247
Average annual interest rate and fees                0.73%          0.75%         0.76%          0.76%          0.75%          0.78%
====================================================================================================================================

68    Nuveen Investments

SWAP CONTRACTS

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the fiscal year ended February 28, 2010.

MARKET AND COUNTERPARTY CREDIT RISK

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

ZERO COUPON SECURITIES

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

ORGANIZATION AND OFFERING COSTS

Nuveen Investments, LLC has agreed to reimburse all organizational costs ($15,000) and pay all Common share offering costs (other than the sales load) that exceed $.03 per share of California Value 2 (NCB). California Municipal Value 2's (NCB) share of Common share offering costs ($98,427) were recorded as reductions of the proceeds from the sale of Common shares.

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

                                                        Nuveen Investments    69

    | Notes to
    | Financial Statements (continued)

INDEMNIFICATIONS

Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of February 28, 2010:

CALIFORNIA VALUE (NCA)                            LEVEL 1        LEVEL 2   LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                $    --   $241,117,670   $    --   $241,117,670
==================================================================================================
CALIFORNIA VALUE 2 (NCB)                          LEVEL 1        LEVEL 2   LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                $    --    $50,980,172   $    --    $50,980,172
==================================================================================================
CALIFORNIA PERFORMANCE PLUS (NCP)                 LEVEL 1        LEVEL 2   LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                $    --   $279,749,482   $    --   $279,749,482
==================================================================================================
CALIFORNIA OPPORTUNITY (NCO)                      LEVEL 1        LEVEL 2   LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                $    --   $166,190,523   $    --   $166,190,523
==================================================================================================
CALIFORNIA INVESTMENT QUALITY (NQC)               LEVEL 1        LEVEL 2   LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                $    --   $296,522,207   $    --   $296,522,207
==================================================================================================
CALIFORNIA SELECT QUALITY (NVC)                   LEVEL 1        LEVEL 2   LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                $    --   $502,649,785   $    --   $502,649,785
==================================================================================================
CALIFORNIA QUALITY INCOME (NUC)                   LEVEL 1        LEVEL 2   LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                $    --   $502,099,824   $    --   $502,099,824
==================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended February 28, 2010.

70    Nuveen Investments

4. FUND SHARES

COMMON SHARES

Transactions in Common shares were as follows:

                                                               CALIFORNIA VALUE (NCA)                CALIFORNIA VALUE 2 (NCB)
                                                        ------------------------------------   -------------------------------------
                                                                     SIX MONTHS                            FOR THE PERIOD 4/28/2009
                                                        YEAR ENDED        ENDED   YEAR ENDED            (COMMENCEMENT OF OPERATIONS)
                                                           2/28/10      2/28/09      8/31/08                        THROUGH 2/28/10
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold*                                                        --           --           --                              3,280,900
   Issued to shareholders due to reinvestment of
     distributions                                              --           --       11,873                                     --
   Repurchased and retired                                      --           --           --                                     --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired                      --           --           --                                     --
   Discount per share repurchased and retired                   --           --           --                                     --
====================================================================================================================================

                                                         CALIFORNIA PERFORMANCE PLUS (NCP)         CALIFORNIA OPPORTUNITY (NCO)
                                                        ------------------------------------   -------------------------------------
                                                                     SIX MONTHS                             SIX MONTHS
                                                        YEAR ENDED        ENDED   YEAR ENDED   YEAR ENDED        ENDED   YEAR ENDED
                                                           2/28/10      2/28/09      8/31/08      2/28/10      2/28/09      8/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to reinvestment of
     distributions                                              --           --           --           --           --           --
   Repurchased and retired                                 (13,800)     (14,500)          --      (18,300)      (6,600)          --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired                  $10.39       $10.06           --       $10.22       $10.11           --
   Discount per share repurchased and retired                18.88%       20.96%          --        19.64%       22.69%          --
====================================================================================================================================

                                                        CALIFORNIA INVESTMENT QUALITY (NQC)       CALIFORNIA SELECT QUALITY (NVC)
                                                        ------------------------------------   -------------------------------------
                                                                     SIX MONTHS                             SIX MONTHS
                                                        YEAR ENDED        ENDED   YEAR ENDED   YEAR ENDED        ENDED   YEAR ENDED
                                                           2/28/10      2/28/09      8/31/08      2/28/10      2/28/09      8/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to reinvestment of
     distributions                                              --           --           --           --           --           --
   Repurchased and retired                                      --           --           --      (21,200)     (20,200)          --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired                      --           --           --       $10.23        $9.89           --
   Discount per share repurchased and retired                   --           --           --        19.12%       22.81%          --
====================================================================================================================================

                                                                                                  CALIFORNIA QUALITY INCOME (NUC)
                                                                                               -------------------------------------
                                                                                                            SIX MONTHS
                                                                                               YEAR ENDED        ENDED   YEAR ENDED
                                                                                                  2/28/10      2/28/09      8/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to reinvestment of
     distributions                                                                                     --           --           --
   Repurchased and retired                                                                        (22,100)     (17,900)          --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired                                                         $10.65       $10.40           --
   Discount per share repurchased and retired                                                       19.10%       22.38%          --
====================================================================================================================================

* California Value 2 (NCB) was the only Fund to sell shares of its Common stock during the fiscal year ended February 28, 2010.

                                                        Nuveen Investments    71

   | Notes to
   | Financial Statements (continued)

PREFERRED SHARES

California Value (NCA) and California Value 2 (NCB) are not authorized to issue Preferred shares. Transactions in Preferred shares were as follows:

                                                              CALIFORNIA PERFORMANCE PLUS (NCP)
                                               ----------------------------------------------------------------
                                                                          SIX MONTHS
                                                    YEAR ENDED               ENDED              YEAR ENDED
                                                      2/28/10               2/28/09               8/31/08
                                               ----------------------------------------------------------------
                                               SHARES        AMOUNT   SHARES       AMOUNT   SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series T                                        --          $ --      149   $3,725,000      103   $2,575,000
   Series W                                        --            --       52    1,300,000       37      925,000
   Series F                                        --            --      149    3,725,000      103    2,575,000
----------------------------------------------------------------------------------------------------------------
Total                                              --          $ --      350   $8,750,000      243   $6,075,000
================================================================================================================

                                                                 CALIFORNIA OPPORTUNITY (NCO)
                                               ----------------------------------------------------------------
                                                                          SIX MONTHS
                                                    YEAR ENDED               ENDED              YEAR ENDED
                                                      2/28/10               2/28/09               8/31/08
                                               ----------------------------------------------------------------
                                               SHARES        AMOUNT   SHARES       AMOUNT   SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series W                                       405   $10,125,000      295   $7,375,000       --         $ --
   Series F                                        --            --       69    1,725,000       --           --
----------------------------------------------------------------------------------------------------------------
Total                                             405   $10,125,000      364   $9,100,000       --         $ --
================================================================================================================

                                                             CALIFORNIA INVESTMENT QUALITY (NQC)
                                               ----------------------------------------------------------------
                                                                          SIX MONTHS
                                                    YEAR ENDED               ENDED              YEAR ENDED
                                                      2/28/10               2/28/09               8/31/08
                                               ----------------------------------------------------------------
                                               SHARES        AMOUNT   SHARES       AMOUNT   SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------

Preferred shares redeemed:
   Series M                                        --          $ --       --         $ --      549  $13,725,000
   Series W                                        --            --       --           --      134    3,350,000
----------------------------------------------------------------------------------------------------------------
Total                                              --          $ --       --         $ --      683  $17,075,000
================================================================================================================

                                                               CALIFORNIA SELECT QUALITY (NVC)
                                               ----------------------------------------------------------------
                                                                          SIX MONTHS
                                                    YEAR ENDED               ENDED              YEAR ENDED
                                                      2/28/10               2/28/09               8/31/08
                                               ----------------------------------------------------------------
                                               SHARES        AMOUNT   SHARES       AMOUNT   SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series T                                        76   $ 1,900,000       65   $1,625,000      284  $ 7,100,000
   Series W                                        54     1,350,000       44    1,100,000      199    4,975,000
   Series TH                                      115     2,875,000       96    2,400,000      426   10,650,000
----------------------------------------------------------------------------------------------------------------
Total                                             245   $ 6,125,000      205   $5,125,000      909  $22,725,000
================================================================================================================

72    Nuveen Investments

                                                      CALIFORNIA QUALITY INCOME (NUC)
                                  ----------------------------------------------------------------------
                                                               SIX MONTHS
                                       YEAR ENDED                ENDED                  YEAR ENDED
                                         2/28/10                2/28/09                  8/31/08
                                  ----------------------------------------------------------------------
                                  SHARES        AMOUNT      SHARES      AMOUNT      SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                           60   $ 1,500,000          --   $      --         151   $ 3,775,000
   Series W                          126     3,150,000          --          --         324     8,100,000
   Series F                          126     3,150,000          --          --         324     8,100,000
--------------------------------------------------------------------------------------------------------
Total                                312   $ 7,800,000          --   $      --         799   $19,975,000
========================================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended February 28, 2010, were as follows:

                                                                                CALIFORNIA
                                                    CALIFORNIA    CALIFORNIA   PERFORMANCE    CALIFORNIA
                                                         VALUE       VALUE 2          PLUS   OPPORTUNITY
                                                         (NCA)         (NCB)*        (NCP)         (NCO)
--------------------------------------------------------------------------------------------------------
Purchases                                          $13,513,767   $51,275,274   $12,333,466   $ 7,986,441

Sales and maturities                                15,728,786     5,044,474     8,294,946    16,797,646
========================================================================================================

                                                                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                  INVESTMENT        SELECT       QUALITY
                                                                     QUALITY       QUALITY        INCOME
                                                                       (NQC)         (NVC)         (NUC)
--------------------------------------------------------------------------------------------------------
Purchases                                                        $31,534,291   $47,496,060   $70,028,618

Sales and maturities                                              30,679,556    47,378,784    54,418,112
========================================================================================================

* For the period April 28, 2009 (commencement of operations) through February 28, 2010.

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

                                                        Nuveen Investments    73

     | Notes to
     | Financial Statements (continued)

At February 28, 2010, the cost of investments was as follows:

                                                                                              CALIFORNIA
                                                                 CALIFORNIA    CALIFORNIA    PERFORMANCE     CALIFORNIA
                                                                      VALUE       VALUE 2           PLUS    OPPORTUNITY
                                                                      (NCA)         (NCB)          (NCP)          (NCO)
------------------------------------------------------------------------------------------------------------------------
Cost of investments                                            $230,005,575   $46,340,861   $272,157,150   $161,136,251
========================================================================================================================

                                                                               CALIFORNIA     CALIFORNIA     CALIFORNIA
                                                                               INVESTMENT         SELECT        QUALITY
                                                                                  QUALITY        QUALITY         INCOME
                                                                                    (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                          $280,000,846   $478,561,201   $457,929,944
========================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2010, were as follows:

                                                                                              CALIFORNIA
                                                                  CALIFORNIA   CALIFORNIA    PERFORMANCE     CALIFORNIA
                                                                       VALUE      VALUE 2           PLUS    OPPORTUNITY
                                                                       (NCA)        (NCB)          (NCP)          (NCO)
------------------------------------------------------------------------------------------------------------------------
Gross unrealized:

   Appreciation                                                $ 13,688,846   $ 4,639,311   $  9,988,802   $  6,912,504

   Depreciation                                                  (7,056,712)           --     (9,498,538)    (6,142,854)
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments      $  6,632,134   $ 4,639,311   $    490,264   $    769,650
========================================================================================================================

                                                                               CALIFORNIA     CALIFORNIA     CALIFORNIA
                                                                               INVESTMENT         SELECT        QUALITY
                                                                                  QUALITY        QUALITY         INCOME
                                                                                    (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------------
Gross unrealized:

   Appreciation                                                               $11,256,162   $ 21,430,591   $ 24,067,951

   Depreciation                                                                (8,956,287)   (17,920,312)   (10,318,774)
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                     $ 2,299,875   $  3,510,279   $ 13,749,177
========================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2010, the Funds' tax year end, were as follows:

                                                                      CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                           CALIFORNIA   CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                VALUE      VALUE 2          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
                                                (NCA)        (NCB)         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *      $1,598,728   $  248,208   $ 3,699,524   $2,355,929   $3,859,851   $6,924,447   $6,621,252

Undistributed net ordinary income **           23,506           --         6,231           --        2,986            6        2,577

Undistributed net long-term capital gains          --           --            --           --           --           --           --
====================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 5, 2010, paid on March 1, 2010.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

74    Nuveen Investments

The tax character of distributions paid during the Funds' tax years ended February 28, 2010, February 28, 2009, and August 31, 2008 was designated for purposes of the dividends paid deduction as follows:

                                                                      CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                            CALIFORNIA   CALIFORNIA  PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                 VALUE      VALUE 2         PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
YEAR ENDED FEBRUARY 28, 2010                     (NCA)        (NCB)        (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income ***                              $11,515,679  $ 1,788,724  $10,993,397  $ 7,096,531  $11,825,392  $20,987,157  $20,299,738

Distributions from net ordinary
   income **                                        --       68,303           --           --       36,863      259,402      190,137

Distributions from net long-term
   capital gains ****                               --           --       67,799           --      229,199      191,474      284,004
====================================================================================================================================

                                                                      CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                         CALIFORNIA  PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                              VALUE         PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
SIX MONTHS ENDED FEBRUARY 28, 2009                            (NCA)        (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $ 5,718,780  $ 5,707,942  $ 3,739,785  $ 6,056,724  $10,375,312  $10,102,216

Distributions from net ordinary income **                 1,467,618           --      136,923      395,027    2,686,610    1,677,624

Distributions from net long-term capital gains            1,791,287    1,457,825      382,913    2,461,985    1,984,913    2,506,152
====================================================================================================================================

                                                                      CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                         CALIFORNIA  PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                              VALUE         PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
YEAR ENDED AUGUST 31, 2008                                    (NCA)        (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $11,056,779  $12,093,815  $ 7,788,970  $13,039,199  $22,149,317  $22,202,204

Distributions from net ordinary income **                        --      120,294      156,931      564,093           --       44,856

Distributions from net long-term capital gains              451,828    1,312,267      823,197           --    1,522,635           --
====================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Fund hereby designate these amounts paid during the fiscal year ended February 28, 2010, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2010.

At February 28, 2010, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                      CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                         CALIFORNIA  PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                              VALUE         PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
                                                              (NCA)        (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Expiration:
   February 28, 2017                                    $ 4,394,352  $   399,209  $   442,824  $   518,345  $ 1,739,736  $ 1,333,051
   February 28, 2018                                        251,409    1,988,593      729,729    3,677,102           --    3,227,558
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                $ 4,645,761  $ 2,387,802  $ 1,172,553  $ 4,195,447  $ 1,739,736  $ 4,560,609
====================================================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through February 28, 2010, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                                                             CALIFORNIA   CALIFORNIA
                                                                                                             INVESTMENT      QUALITY
                                                                                                                QUALITY       INCOME
                                                                                                                  (NQC)        (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                                                                     $92,088     $357,984
====================================================================================================================================

                                                        Nuveen Investments    75

     | Notes to
     | Financial Statements (continued)

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a fund-level fee, based on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser, and for California Value (NCA) a gross interest income component. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

California Value (NCA) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets* of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee for each Fund (excluding California Value (NCA)), payable monthly, is calculated according to the following schedule:

                                                                CALIFORNIA PERFORMANCE PLUS (NCP)
                                                                     CALIFORNIA OPPORTUNITY (NCO)
                                                              CALIFORNIA INVESTMENT QUALITY (NQC)
                                                                  CALIFORNIA SELECT QUALITY (NVC)
                                                                  CALIFORNIA QUALITY INCOME (NUC)
AVERAGE DAILY NET ASSETS*                                                    FUND-LEVEL FEE RATE
-------------------------------------------------------------------------------------------------
For the first $125 million                                                                 .4500%
For the next $125 million                                                                  .4375
For the next $250 million                                                                  .4250
For the next $500 million                                                                  .4125
For the next $1 billion                                                                    .4000
For the next $3 billion                                                                    .3875
For net assets over $5 billion                                                             .3750
=================================================================================================

                                                                         CALIFORNIA VALUE 2 (NCB)
AVERAGE DAILY MANAGED ASSETS*                                                 FUND-LEVEL FEE RATE
-------------------------------------------------------------------------------------------------
For the first $125 million                                                                0.4000%
For the next $125 million                                                                 0.3875
For the next $250 million                                                                 0.3750
For the next $500 million                                                                 0.3625
For the next $1 billion                                                                   0.3500
For Managed Assets over $2 billion                                                        0.3375
=================================================================================================

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL*                          EFFECTIVE RATE AT BREAKPOINT LEVEL
-------------------------------------------------------------------------------------------------
$55 billion                                                                                .2000%
$56 billion                                                                                .1996
$57 billion                                                                                .1989
$60 billion                                                                                .1961
$63 billion                                                                                .1931
$66 billion                                                                                .1900
$71 billion                                                                                .1851
$76 billion                                                                                .1806
$80 billion                                                                                .1773
$91 billion                                                                                .1691
$125 billion                                                                               .1599
$200 billion                                                                               .1505
$250 billion                                                                               .1469
$300 billion                                                                               .1445
=================================================================================================

* The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of February 28, 2010, the complex-level fee rate was .1874%.

76    Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8. NEW ACCOUNTING PRONOUNCEMENTS

ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS

During June 2009, FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

FAIR VALUE MEASUREMENTS

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose
i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

9. SUBSEQUENT EVENTS

DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income, which were paid on April 1, 2010, to shareholders of record on March 15, 2010, as follows:

                                                                     CALIFORNIA
                                          CALIFORNIA   CALIFORNIA   PERFORMANCE    CALIFORNIA
                                               VALUE      VALUE 2          PLUS   OPPORTUNITY
                                               (NCA)        (NCB)         (NCP)         (NCO)
---------------------------------------------------------------------------------------------
Dividend per share                            $.0380       $.0690        $.0750        $.0750
=============================================================================================

                                                       CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                       INVESTMENT        SELECT       QUALITY
                                                          QUALITY       QUALITY        INCOME
                                                            (NQC)         (NVC)         (NUC)
---------------------------------------------------------------------------------------------
Dividend per share                                         $.0750        $.0790        $.0800
=============================================================================================

PREFERRED SHARES NOTICES FOR REDEMPTION

On March 1, 2010 and March 19, 2010, California Performance Plus (NCP) noticed for redemption $7.8 million and $3.025 million, respectively, of its outstanding Preferred shares, at liquidation value. The Fund used tender option bonds (TOBs) to finance the partial redemption of its Preferred shares.

On March 31, 2010, California Opportunity (NCO) noticed for redemption its remaining $48.775 million outstanding Preferred shares, at liquidation value, using proceeds from the issuance of Variable Rate Demand Preferred shares ("VRDP") for this redemption.

VARIABLE RATE DEMAND PREFERRED SHARES

On March 30, 2010, California Opportunity (NCO) issued $49.8 million of VRDP. Refer to the Portfolio Manager's Comments for further information on VRDP.

                                                        Nuveen Investments    77

    | Financial
    | Highlights

    Selected data for a Common share outstanding throughout each period:

                                                             INVESTMENT OPERATIONS
                                       -----------------------------------------------------------------
                                                                  DISTRIBUTIONS   DISTRIBUTIONS
                                                                       FROM NET            FROM
                           BEGINNING                                 INVESTMENT         CAPITAL
                              COMMON                        NET       INCOME TO        GAINS TO
                               SHARE          NET     REALIZED/       PREFERRED       PREFERRED
                           NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-
                               VALUE       INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+  TOTAL
--------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
--------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                          $ 8.87         $.47         $ .65             N/A             N/A   $1.12
2009(c)                         9.70          .23          (.70)            N/A             N/A    (.47)
Year Ended 8/31:
2008                            9.87          .47          (.18)            N/A             N/A     .29
2007                           10.14          .45          (.23)            N/A             N/A     .22
2006                           10.33          .46          (.13)            N/A             N/A     .33
2005                           10.20          .47           .21             N/A             N/A     .68

CALIFORNIA VALUE 2 (NCB)
--------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(d)                        14.33          .65          1.40             N/A             N/A    2.05
========================================================================================================

                                  LESS DISTRIBUTIONS
                           ------------------------------
                                  NET                          DISCOUNT
                           INVESTMENT     CAPITAL                  FROM                 ENDING
                            INCOME TO    GAINS TO                COMMON                 COMMON
                               COMMON      COMMON                SHARES                  SHARE   ENDING
                               SHARE-      SHARE-           REPURCHASED   OFFERING   NET ASSET   MARKET
                              HOLDERS     HOLDERS   TOTAL   AND RETIRED      COSTS       VALUE    VALUE
--------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
--------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                            $(.46)      $  --   $(.46)         $ --        $--      $ 9.53   $ 9.00
2009(c)                          (.23)       (.13)   (.36)           --         --        8.87     8.39
Year Ended 8/31:
2008                             (.44)       (.02)   (.46)           --         --        9.70     9.63
2007                             (.46)       (.03)   (.49)           --         --        9.87     9.65
2006                             (.46)       (.06)   (.52)           --         --       10.14     9.67
2005                             (.47)       (.08)   (.55)           --         --       10.33     9.92

CALIFORNIA VALUE 2 (NCB)
--------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(d)                          (.62)       (.02)   (.64)           --       (.03)      15.71    14.61
========================================================================================================

                           PREFERRED SHARES AT END OF PERIOD
                         --------------------------------------
                           AGGREGATE   LIQUIDATION
                              AMOUNT    AND MARKET       ASSET
                         OUTSTANDING         VALUE    COVERAGE
                               (000)     PER SHARE   PER SHARE
---------------------------------------------------------------
CALIFORNIA VALUE (NCA)
---------------------------------------------------------------
Year Ended 2/28:
2010                             N/A           N/A         N/A
2009(c)                          N/A           N/A         N/A
Year Ended 8/31:
2008                             N/A           N/A         N/A
2007                             N/A           N/A         N/A
2006                             N/A           N/A         N/A
2005                             N/A           N/A         N/A

CALIFORNIA VALUE 2 (NCB)
---------------------------------------------------------------
Year Ended 2/28:
2010(d)                          N/A           N/A         N/A
===============================================================

78    Nuveen Investments

                                                                          RATIOS/SUPPLEMENTAL DATA
                                                     ------------------------------------------------------------------
                                                                         RATIOS TO AVERAGE NET ASSETS
                               TOTAL RETURNS                             APPLICABLE TO COMMON SHARES++
                           ---------------------                    --------------------------------------

                                           BASED           ENDING
                                              ON              NET
                              BASED       COMMON           ASSETS
                                 ON    SHARE NET       APPLICABLE      EXPENSES      EXPENSES          NET   PORTFOLIO
                             MARKET        ASSET        TO COMMON     INCLUDING     EXCLUDING   INVESTMENT    TURNOVER
                              VALUE(a)     VALUE(a)  SHARES (000)      INTEREST(b)   INTEREST       INCOME        RATE
-----------------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                          12.83%       12.85%        $240,598           .68%          .67%        5.03%          6%
2009(c)                       (9.08)       (4.73)         223,949           .72*          .70*        5.30*         12
Year Ended 8/31:
2008                           4.70         2.94          244,985           .69           .65         4.71          22
2007                           4.74         2.11          249,022           .65           .62         4.49           8
2006                           2.85         3.34          255,868           .64           .64         4.51          20
2005                          13.33         6.82          260,782           .63           .63         4.54           4

CALIFORNIA VALUE 2 (NCB)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(d)                        1.80        14.34           51,661           .77*          .77*        5.13*         10
=======================================================================================================================

*     Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

N/A   Fund is not authorized to issue Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1--Inverse Floating Rate Securities.

(c)   For the six months ended February 28, 2009.

(d) For the period April 28, 2009 (commencement of operations) through February 28, 2010.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        Nuveen Investments    79

    | Financial
    | Highlights (continued)

    Selected data for a Common share outstanding throughout each period:

                                                                        INVESTMENT OPERATIONS
                                                ------------------------------------------------------------------
                                                                           DISTRIBUTIONS   DISTRIBUTIONS
                                                                                FROM NET            FROM
                                    BEGINNING                                 INVESTMENT         CAPITAL
                                       COMMON                        NET       INCOME TO        GAINS TO
                                        SHARE          NET     REALIZED/       PREFERRED       PREFERRED
                                    NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-
                                        VALUE       INCOME   GAIN (LOSS)        HOLDERS+        HOLDERS+    TOTAL
------------------------------------------------------------------------------------------------------------------
CALIFORNIA PERFORMANCE PLUS (NCP)
------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                                  $ 12.63       $ 1.02       $  1.26          $ (.03)         $ (.01)  $ 2.24
2009(c)                                 14.19          .48         (1.45)           (.12)           (.03)   (1.12)
Year Ended 8/31:
2008                                    14.77          .98          (.52)           (.25)           (.03)     .18
2007                                    15.45          .96          (.60)           (.26)           (.02)     .08
2006                                    15.79          .96          (.29)           (.23)             --      .44
2005                                    15.53          .97           .49            (.12)           (.01)    1.33

CALIFORNIA OPPORTUNITY (NCO)
------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                                    12.92         1.03          1.05            (.03)             --     2.05
2009(c)                                 14.32          .50         (1.36)           (.12)           (.02)   (1.00)
Year Ended 8/31:
2008                                    14.90         1.01          (.52)           (.26)           (.03)     .20
2007                                    15.67          .99          (.68)           (.28)             --      .03
2006                                    16.14         1.00          (.41)           (.22)             --      .37
2005                                    15.67         1.02           .50            (.12)             --     1.40
==================================================================================================================

                                         LESS DISTRIBUTIONS
                                    ------------------------------
                                           NET                         DISCOUNT
                                    INVESTMENT    CAPITAL                  FROM                   ENDING
                                     INCOME TO   GAINS TO                COMMON                   COMMON
                                        COMMON     COMMON                SHARES                    SHARE   ENDING
                                        SHARE-     SHARE-           REPURCHASED     OFFERING   NET ASSET   MARKET
                                       HOLDERS    HOLDERS   TOTAL   AND RETIRED        COSTS       VALUE    VALUE
------------------------------------------------------------------------------------------------------------------
CALIFORNIA PERFORMANCE PLUS (NCP)
------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                                     $(.80)      $ --   $(.80)        $  --**        $--      $14.07   $12.59
2009(c)                                   (.35)      (.09)   (.44)           --**         --       12.63    10.87
Year Ended 8/31:
2008                                      (.69)      (.07)   (.76)           --           --       14.19    12.70
2007                                      (.71)      (.05)   (.76)           --           --       14.77    14.07
2006                                      (.78)        --    (.78)           --           --       15.45    14.36
2005                                      (.90)      (.17)  (1.07)           --           --       15.79    14.52

CALIFORNIA OPPORTUNITY (NCO)
------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                                      (.84)        --    (.84)           --**         --       14.13    12.94
2009(c)                                   (.35)      (.05)   (.40)           --**         --       12.92    10.77
Year Ended 8/31:
2008                                      (.71)      (.07)   (.78)           --           --       14.32    12.85
2007                                      (.80)        --    (.80)           --           --       14.90    14.36
2006                                      (.84)        --    (.84)           --           --       15.67    15.36
2005                                      (.93)        --    (.93)           --           --       16.14    15.61
==================================================================================================================

                                      PREFERRED SHARES AT END OF PERIOD
                                    --------------------------------------
                                      AGGREGATE   LIQUIDATION
                                         AMOUNT    AND MARKET        ASSET
                                    OUTSTANDING         VALUE     COVERAGE
                                          (000)     PER SHARE    PER SHARE
--------------------------------------------------------------------------
CALIFORNIA PERFORMANCE PLUS (NCP)
--------------------------------------------------------------------------
Year Ended 2/28:
2010                                   $ 91,175       $25,000      $74,920
2009(c)                                  91,175        25,000       69,865
Year Ended 8/31:
2008                                    105,075        25,000       68,765
2007                                    106,000        25,000       70,157
2006                                    106,000        25,000       72,255
2005                                    106,000        25,000       73,276

CALIFORNIA OPPORTUNITY (NCO)
--------------------------------------------------------------------------
Year Ended 2/28:
2010                                     48,775        25,000       83,979
2009(c)                                  58,900        25,000       69,771
Year Ended 8/31:
2008                                     68,000        25,000       68,002
2007                                     68,000        25,000       69,753
2006                                     68,000        25,000       71,982
2005                                     68,000        25,000       73,377
==========================================================================

80    Nuveen Investments

                                                                                    RATIOS/SUPPLEMENTAL DATA
                                                                ----------------------------------------------------------------
                                                                                        RATIOS TO AVERAGE NET ASSETS
                                        TOTAL RETURNS                                   APPLICABLE TO COMMON SHARES++
                                    -----------------------                    -------------------------------------------------

                                                      BASED           ENDING
                                                         ON              NET
                                     BASED           COMMON           ASSETS
                                        ON        SHARE NET       APPLICABLE    EXPENSES      EXPENSES          NET   PORTFOLIO
                                    MARKET            ASSET        TO COMMON   INCLUDING     EXCLUDING   INVESTMENT    TURNOVER
                                     VALUE(a)         VALUE(a)  SHARES (000)    INTEREST(b)   INTEREST       INCOME        RATE
--------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA PERFORMANCE PLUS (NCP)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                                 23.76%           18.20%        $182,060        1.25%         1.22%        7.58%          3%
2009(c)                             (10.58)           (7.75)         163,623        1.40*         1.34*        7.72*          6
Year Ended 8/31:
2008                                 (4.41)            1.23          183,943        1.33          1.26         6.73          11
2007                                  3.21              .49          191,466        1.30          1.22         6.28          18
2006                                  4.42             2.97          200,359        1.23          1.23         6.28          11
2005                                  9.66             8.89          204,692        1.23          1.23         6.22           5

CALIFORNIA OPPORTUNITY (NCO)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                                 28.54            16.25          115,069        1.26          1.22         7.59           5
2009(c)                             (12.83)           (6.85)         105,482        1.48*         1.44*        8.00*          4
Year Ended 8/31:
2008                                 (5.15)            1.35          116,964        1.36          1.28         6.84           8
2007                                 (1.62)             .07          121,728        1.31          1.26         6.37          10
2006                                  4.02             2.47          127,792        1.26          1.26         6.43          18
2005                                 15.00             9.19          131,587        1.25          1.25         6.42           7
================================================================================================================================

*     Annualized.

**    Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1--Inverse Floating Rate Securities.

(c)   For the six months ended February 28, 2009.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        Nuveen Investments    81

    | Financial
    | Highlights (continued)

    Selected data for a Common share outstanding throughout each period:

                                                        INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
                                    --------------------------------------------------------------  ------------------------------
                                                             DISTRIBUTIONS  DISTRIBUTIONS
                                                                  FROM NET           FROM                  NET
                         BEGINNING                              INVESTMENT        CAPITAL           INVESTMENT    CAPITAL
                            COMMON                      NET      INCOME TO       GAINS TO            INCOME TO   GAINS TO
                             SHARE         NET    REALIZED/      PREFERRED      PREFERRED               COMMON     COMMON
                         NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-               SHARE-     SHARE-
                             VALUE      INCOME  GAIN (LOSS)        HOLDERS+        HOLDERS+  TOTAL     HOLDERS    HOLDERS   TOTAL
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        $12.65       $1.04       $ 1.24         $ (.02)         $ (.02) $ 2.24       $(.83)     $  --   $(.83)
2009(c)                      14.34         .49        (1.50)          (.11)           (.02)  (1.14)       (.36)      (.19)   (.55)
Year Ended 8/31:
2008                         14.81        1.00         (.47)          (.27)             --**   .26        (.72)      (.01)   (.73)
2007                         15.48         .97         (.59)          (.26)           (.02)    .10        (.70)      (.07)   (.77)
2006                         15.86         .96         (.24)          (.23)           (.01)    .48        (.80)      (.06)   (.86)
2005                         15.65         .98          .40           (.13)           (.01)   1.24        (.92)      (.11)  (1.03)

CALIFORNIA SELECT QUALITY (NVC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                         12.72        1.07         1.40           (.02)           (.02)   2.43        (.88)        --    (.88)
2009(c)                      14.31         .50        (1.41)          (.11)           (.03)  (1.05)       (.36)      (.18)   (.54)
Year Ended 8/31:
2008                         14.75        1.01         (.42)          (.26)           (.02)    .31        (.70)      (.05)   (.75)
2007                         15.49         .98         (.64)          (.27)           (.01)    .06        (.75)      (.05)   (.80)
2006                         15.98         .99         (.27)          (.22)           (.02)    .48        (.85)      (.12)   (.97)
2005                         15.63        1.02          .53           (.13)           (.01)   1.41        (.96)      (.10)  (1.06)
==================================================================================================================================

                            DISCOUNT                                       PREFERRED SHARES AT END OF PERIOD
                                FROM                   ENDING            -------------------------------------
                              COMMON                   COMMON              AGGREGATE   LIQUIDATION
                              SHARES                    SHARE   ENDING        AMOUNT    AND MARKET       ASSET
                         REPURCHASED     OFFERING   NET ASSET   MARKET   OUTSTANDING         VALUE    COVERAGE
                         AND RETIRED        COSTS       VALUE    VALUE         (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
--------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                             $--          $--      $14.06   $12.84   $    94,925       $25,000     $75,272
2009(c)                           --           --       12.65    11.09        94,925        25,000      70,256
Year Ended 8/31:
2008                              --           --       14.34    13.08       108,650        25,000      69,816
2007                              --           --       14.81    13.74       112,000        25,000      69,881
2006                              --           --       15.48    14.63       112,000        25,000      71,929
2005                              --           --       15.86    15.10       112,000        25,000      73,091

CALIFORNIA SELECT QUALITY (NVC)
--------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                              --**         --       14.27    13.61       158,025        25,000      77,135
2009(c)                           --**         --       12.72    10.78       164,150        25,000      69,779
Year Ended 8/31:
2008                              --           --       14.31    12.88       176,375        25,000      71,905
2007                              --           --       14.75    13.97       192,000        25,000      69,414
2006                              --           --       15.49    15.25       192,000        25,000      71,632
2005                              --           --       15.98    15.69       192,000        25,000      73,058
==============================================================================================================

82    Nuveen Investments

                                                                 RATIOS/SUPPLEMENTAL DATA
                                                ----------------------------------------------------------------
                                                                   RATIOS TO AVERAGE NET ASSETS
                            TOTAL RETURNS                         APPLICABLE TO COMMON SHARES++
                         -------------------                   ------------------------------------

                                       BASED          ENDING
                                          ON             NET
                          BASED       COMMON          ASSETS
                             ON    SHARE NET      APPLICABLE    EXPENSES     EXPENSES           NET   PORTFOLIO
                         MARKET        ASSET       TO COMMON   INCLUDING    EXCLUDING    INVESTMENT    TURNOVER
                          VALUE(a)     VALUE(a) SHARES (000)    INTEREST(b)  INTEREST        INCOME        RATE
----------------------------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
----------------------------------------------------------------------------------------------------------------
Year Ended 2/28:          23.89%       18.21%       $190,883        1.29%        1.23%         7.72%         11%
2010                     (10.59)       (7.70)        171,836        1.47*        1.30*         7.87*          6
2009(c)
Year Ended 8/31:            .53         1.78         194,772        1.39         1.24          6.77          15
2008                      (1.03)         .57         201,067        1.34         1.22          6.32          12
2007                       2.73         3.21         210,242        1.22         1.22          6.28          11
2006                       9.33         8.18         215,446        1.21         1.21          6.24           5
2005

CALIFORNIA SELECT QUALITY (NVC)
----------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                      35.21        19.60         329,544        1.24         1.19          7.91          10
2009(c)                  (11.80)        7.09         294,019        1.39*        1.28*         8.08*          0
Year Ended 8/31:
2008                      (2.52)        2.07         330,915        1.32         1.22          6.90          13
2007                      (3.40)         .29         341,102        1.28         1.19          6.36          16
2006                       3.63         3.21         358,131        1.20         1.20          6.38          16
2005                      13.70         9.33         369,087        1.19         1.19          6.44           8
================================================================================================================

*     Annualized.

**    Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1--Inverse Floating Rate Securities.

(c)   For the six months ended February 28, 2009.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        Nuveen Investments    83

    | Financial
    | Highlights (continued)

    Selected data for a Common share outstanding throughout each period:

                                                         INVESTMENT OPERATIONS
                                   ----------------------------------------------------------------
                                                              DISTRIBUTIONS   DISTRIBUTIONS
                                                                   FROM NET            FROM
                       BEGINNING                                 INVESTMENT         CAPITAL
                          COMMON                        NET       INCOME TO        GAINS TO
                           SHARE          NET     REALIZED/       PREFERRED       PREFERRED
                       NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-
                           VALUE       INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+  TOTAL
---------------------------------------------------------------------------------------------------
CALIFORNIA QUALITY INCOME (NUC)
---------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                      $13.29        $1.10        $ 1.13           $(.03)          $(.02)  $2.18
2009(c)                    14.73          .52         (1.28)           (.12)           (.03)   (.91)
Year Ended 8/31:
2008                       14.93         1.04          (.23)           (.29)             --     .52
2007                       15.60         1.01          (.59)           (.28)           (.01)    .13
2006                       16.03         1.02          (.35)           (.23)             --**   .44
2005                       15.49         1.04           .69            (.13)           (.01)   1.59
===================================================================================================

                             LESS DISTRIBUTIONS
                       ------------------------------
                              NET                          DISCOUNT
                       INVESTMENT    CAPITAL                   FROM                 ENDING
                        INCOME TO   GAINS TO                 COMMON                 COMMON
                           COMMON     COMMON                 SHARES                  SHARE   ENDING
                           SHARE-     SHARE-            REPURCHASED   OFFERING   NET ASSET   MARKET
                          HOLDERS    HOLDERS    TOTAL   AND RETIRED      COSTS       VALUE    VALUE
---------------------------------------------------------------------------------------------------
CALIFORNIA QUALITY INCOME (NUC)
---------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        $(.89)     $  --   $ (.89)          $--**      $--      $14.58   $13.64
2009(c)                      (.37)      (.16)    (.53)           --**       --       13.29    11.21
Year Ended 8/31:
2008                         (.72)        --     (.72)           --         --       14.73    13.08
2007                         (.77)      (.03)    (.80)           --         --       14.93    14.08
2006                         (.84)      (.03)    (.87)           --         --       15.60    15.28
2005                         (.97)      (.08)   (1.05)           --         --       16.03    15.73
===================================================================================================

                         PREFERRED SHARES AT END OF PERIOD
                       -------------------------------------
                         AGGREGATE   LIQUIDATION
                            AMOUNT    AND MARKET       ASSET
                       OUTSTANDING         VALUE    COVERAGE
                             (000)     PER SHARE   PER SHARE
------------------------------------------------------------
CALIFORNIA QUALITY INCOME (NUC)
------------------------------------------------------------
Year Ended 2/28:
2010                      $157,225       $25,000     $75,972
2009(c)                    165,025        25,000      69,292
Year Ended 8/31:
2008                       176,900        25,000      70,839
2007                       185,000        25,000      69,427
2006                       185,000        25,000      71,364
2005                       185,000        25,000      72,669
============================================================

84    Nuveen Investments

                                                                 RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------
                                                                      RATIOS TO AVERAGE NET ASSETS
                          TOTAL RETURNS                               APPLICABLE TO COMMON SHARES++
                       -------------------                   -----------------------------------------------

                                     BASED          ENDING
                                        ON             NET
                        BASED       COMMON          ASSETS
                           ON    SHARE NET      APPLICABLE    EXPENSES     EXPENSES          NET   PORTFOLIO
                       MARKET        ASSET       TO COMMON   INCLUDING    EXCLUDING   INVESTMENT    TURNOVER
                        VALUE(a)     VALUE(a) SHARES (000)    INTEREST(b)  INTEREST       INCOME        RATE
------------------------------------------------------------------------------------------------------------
CALIFORNIA QUALITY INCOME (NUC)
------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                   30.22%       16.84%        $320,561        1.26%        1.20%        7.85%         11%
2009(c)                (9.94)       (5.94)         292,373        1.37*        1.27*        8.00*          6
Year Ended 8/31:
2008                   (2.12)        3.51          324,354        1.33         1.23         6.93          10
2007                   (2.92)         .74          328,756        1.28         1.20         6.51          16
2006                    2.90         2.96          343,096        1.21         1.21         6.54          12
2005                   12.30        10.57          352,752        1.20         1.20         6.62           6
============================================================================================================

*     Annualized.

**    Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1--Inverse Floating Rate Securities.

(c)   For the six months ended February 28, 2009.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        Nuveen Investments    85

Board Members & Officers

      The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER             PRINCIPAL
                                                  YEAR FIRST     OF PORTFOLIOS      OCCUPATION(s)
    NAME,                                         ELECTED OR     IN FUND COMPLEX    INCLUDING OTHER
    BIRTHDATE                 POSITION(s) HELD    APPOINTED      OVERSEEN BY        DIRECTORSHIPS
    & ADDRESS                 WITH THE FUNDS      AND TERM(1)    BOARD MEMBER       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o   ROBERT P. BREMNER                                                               Private Investor and Management Consultant;
    8/22/40                   Chairman of                                           Treasurer and Director, Humanities Council of
    333 W. Wacker Drive       the Board           1996                  199         Washington, D.C.
    Chicago, IL 60606         and Board Member

o   JACK B. EVANS                                                                   President, The Hall-Perrine Foundation, a
    10/22/48                                                                        private philanthropic corporation (since 1996);
    333 W. Wacker Drive       Board Member        1999                  199         Director and Chairman, United Fire Group, a
    Chicago, IL 60606|                                                              publicly held company; President Pro Tem of the
                                                                                    Board of Regents for the State of Iowa
                                                                                    University System; Director, Gazette Companies;
                                                                                    Life Trustee of Coe College and the Iowa
                                                                                    College Foundation; formerly, Director, Alliant
                                                                                    Energy; formerly, Director, Federal Reserve
                                                                                    Bank of Chicago; formerly, President and Chief
                                                                                    Operating Officer, SCI Financial Group, Inc., a
                                                                                    regional financial services firm.

o   WILLIAM C. HUNTER                                                               Dean, Tippie College of Business, University of
    3/6/48                                                                          Iowa (since 2006); Director (since 2004) of
    333 W. Wacker Drive       Board Member        2004                  199         Xerox Corporation; Director (since 2005), Beta
    Chicago, IL 60606                                                               Gamma Sigma International Honor Society;
                                                                                    formerly, Dean and Distinguished Professor of
                                                                                    Finance, School of Business at the University
                                                                                    of Connecticut (2003-2006); previously, Senior
                                                                                    Vice President and Director of Research at the
                                                                                    Federal Reserve Bank of Chicago (1995-2003);
                                                                                    Director, SS&C Technologies, Inc. (May
                                                                                    2005-October 2005); formerly, Director
                                                                                    (1997-2007), Credit Research Center at
                                                                                    Georgetown University.

o   DAVID J. KUNDERT                                                                Director, Northwestern Mutual Wealth Management
    10/28/42                                                                        Company; retired (since 2004) as Chairman,
    333 W. Wacker Drive       Board Member        2005                  199         JPMorgan Fleming Asset Management, President
    Chicago, IL 60606                                                               and CEO, Banc One Investment Advisors
                                                                                    Corporation, and President, One Group Mutual
                                                                                    Funds; prior thereto, Executive Vice President,
                                                                                    Banc One Corporation and Chairman and CEO, Banc
                                                                                    One Investment Management Group; Member, Board
                                                                                    of Regents, Luther College; member of the
                                                                                    Wisconsin Bar Association; member of Board of
                                                                                    Directors, Friends of Boerner Botanical
                                                                                    Gardens; member of Board of Directors and
                                                                                    member of Investment Committee, Greater
                                                                                    Milwaukee Foundation.

o   WILLIAM J. SCHNEIDER                                                            Chairman of Miller-Valentine Partners Ltd., a
    9/24/44                                                                         real estate investment company; formerly,
    333 W. Wacker Drive       Board Member        1997                  199         Senior Partner and Chief Operating Officer
    Chicago, IL 60606                                                               (retired, 2004) of Miller-Valentine Group;
                                                                                    member, University of Dayton Business School
                                                                                    Advisory Council; member, Dayton Philharmonic
                                                                                    Orchestra Association; formerly, member,
                                                                                    Business Advisory Council, Cleveland Federal
                                                                                    Reserve Bank; formerly, Director, Dayton
                                                                                    Development Coalition.

86    Nuveen Investments

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER             PRINCIPAL
                                                  YEAR FIRST     OF PORTFOLIOS      OCCUPATION(s)
    NAME,                                         ELECTED OR     IN FUND COMPLEX    INCLUDING OTHER
    BIRTHDATE                 POSITION(s) HELD    APPOINTED      OVERSEEN BY        DIRECTORSHIPS
    & ADDRESS                 WITH THE FUNDS      AND TERM(1)    BOARD MEMBER       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o   JUDITH M. STOCKDALE                                                             Executive Director, Gaylord and Dorothy
    12/29/47                                                                        Donnelley Foundation (since 1994); prior
    333 W. Wacker Drive       Board Member        1997                  199         thereto, Executive Director, Great Lakes
    Chicago, IL 60606                                                               Protection Fund (from 1990 to 1994).

o   CAROLE E. STONE                                                                 Director, Chicago Board Options Exchange (since
    6/28/47                                                                         2006); Director, C2 Options Exchange,
    333 W. Wacker Drive       Board Member        2007                  199         Incorporated (since 2009); Commissioner, New
    Chicago, IL 60606                                                               York State Commission on Public Authority
                                                                                    Reform (since 2005); formerly, Chair, New York
                                                                                    Racing Association Oversight Board (2005-2007).

o   TERENCE J. TOTH                                                                 Director, Legal & General Investment Management
    9/29/59                                                                         America, Inc. (since 2008); Managing Partner,
    333 W. Wacker Drive       Board Member        2008                  199         Promus Capital (since 2008); formerly, CEO and
    Chicago, IL 60606                                                               President, Northern Trust Global Investments
                                                                                    (2004-2007); Executive Vice President,
                                                                                    Quantitative Management & Securities Lending
                                                                                    (2000-2004); prior thereto, various positions
                                                                                    with Northern Trust Company (since 1994);
                                                                                    member: Goodman Theatre Board (since 2004),
                                                                                    Chicago Fellowship Boards (since 2005),
                                                                                    University of Illinois Leadership Council Board
                                                                                    (since 2007) and Catalyst Schools of Chicago
                                                                                    Board (since 2008); formerly, member: Northern
                                                                                    Trust Mutual Funds Board (2005-2007), Northern
                                                                                    Trust Global Investments Board (2004-2007),
                                                                                    Northern Trust Japan Board (2004-2007),
                                                                                    Northern Trust Securities Inc. Board
                                                                                    (2003-2007) and Northern Trust Hong Kong Board
                                                                                    (1997-2004).

INTERESTED BOARD MEMBER:

o   JOHN P. AMBOIAN(2)                                                              Chief Executive Officer (since July 2007),
    6/14/61                                                                         Director (since 1999) and Chairman (since 2007)
    333 W. Wacker Drive       Board Member        2008                  199         of Nuveen Investments, Inc.; Chief Executive
    Chicago, IL 60606                                                               Officer (since 2007) of Nuveen Asset
                                                                                    Management, Nuveen Investments Advisors, Inc.;
                                                                                    President (since 2005) of Nuveen Commodities
                                                                                    Asset Management, LLC.

                                                        Nuveen Investments    87

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER
                                                                 OF PORTFOLIOS
    NAME,                                         YEAR FIRST     IN FUND COMPLEX    PRINCIPAL
    BIRTHDATE                 POSITION(s) HELD    ELECTED OR     OVERSEEN           OCCUPATION(s)
    AND ADDRESS               WITH THE FUNDS      APPOINTED(3)   BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   GIFFORD R. ZIMMERMAN                                                            Managing Director (since 2002), Assistant
    9/9/56                    Chief                                                 Secretary and Associate General Counsel of
    333 W. Wacker Drive       Administrative      1988                  199         Nuveen Investments, LLC; Managing Director,
    Chicago, IL 60606         Officer                                               Associate General Counsel and Assistant
                                                                                    Secretary, of Nuveen Asset Management (since
                                                                                    2002) and of Symphony Asset Management LLC,
                                                                                    (since 2003); Vice President and Assistant
                                                                                    Secretary of NWQ Investment Management
                                                                                    Company, LLC. (since 2002), Nuveen Investments
                                                                                    Advisers Inc. (since 2002), Tradewinds Global
                                                                                    Investors, LLC, and Santa Barbara Asset
                                                                                    Management, LLC (since 2006), Nuveen HydePark
                                                                                    Group LLC and Nuveen Investment Solutions,
                                                                                    Inc. (since 2007); Managing Director (since
                                                                                    2004) and Assistant Secretary (since 1994) of
                                                                                    Nuveen Investments, Inc.; Managing Director
                                                                                    (since 2005) of Nuveen Commodities Asset
                                                                                    Management, LLC; Chartered Financial Analyst.

o   WILLIAM ADAMS IV                                                                Executive Vice President of Nuveen
    6/9/55                                                                          Investments, Inc.; Executive Vice President,
    333 W. Wacker Drive       Vice President      2007                  124         U.S. Structured Products of Nuveen
    Chicago, IL 60606                                                               Investments, LLC, (since 1999), ; Executive
                                                                                    Vice President (since 2005) of Nuveen
                                                                                    Commodities Asset Management, LLC.

o   CEDRIC H. ANTOSIEWICZ                                                           Managing Director, (since 2004), previously,
    1/11/62                                                                         Vice President (1993-2004) of Nuveen
    333 W. Wacker Drive       Vice President      2007                  124         Investments, LLC.
    Chicago, IL 60606

o   NIZIDA ARRIAGA                                                                  Senior Vice President of Nuveen Investments,
    6/1/68                                                                          LLC (since 2010); formerly, Vice President
    333 W. Wacker Drive       Vice President      2009                  199         (2007-2010); previously, Portfolio Manager,
    Chicago, IL 60606                                                               Allstate Investments, LLC (1996-2006);
                                                                                    Chartered Financial Analyst.

o   MICHAEL T. ATKINSON                                                             Vice President (since 2002) of Nuveen
    2/3/66                    Vice President                                        Investments, LLC.; Vice President of Nuveen
    333 W. Wacker Drive       and Assistant       2000                  199         Asset Management (since 2005).
    Chicago, IL 60606         Secretary

o   MARGO L. COOK                                                                   Executive Vice President (since Oct 2008) of
    4/11/64                                                                         Nuveen Investments, Inc.; previously, Head of
    333 W. Wacker Drive       Vice President      2009                  199         Institutional Asset Management (2007-2008) of
    Chicago, IL 60606                                                               Bear Stearns Asset Management; Head of
                                                                                    Institutional Asset Mgt (1986-2007) of Bank of
                                                                                    NY Mellon; Chartered Financial Analyst.

o   LORNA C. FERGUSON                                                               Managing Director (since 2004) of Nuveen
    10/24/45                                                                        Investments, LLC and Managing Director (since
    333 W. Wacker Drive       Vice President      1998                  199         2005) of Nuveen Asset Management.
    Chicago, IL 60606

o   STEPHEN D. FOY                                                                  Vice President (since 1993) and Funds
    5/31/54                   Vice President                                        Controller (since 1998) of Nuveen Investments,
    333 W. Wacker Drive       and Controller      1998                  199         LLC; Vice President (since 2005) of Nuveen
    Chicago, IL 60606                                                               Asset Management; Certified Public Accountant.

o   SCOTT S. GRACE                                                                  Managing Director, Corporate Finance &
    8/20/70                   Vice President                                        Development, Treasurer (since September 2009)
    333 W. Wacker Drive       and Treasurer       2009                  199         of Nuveen Investments, LLC; Managing Director
    Chicago, IL 60606                                                               and Treasurer of Nuveen Asset Management
                                                                                    (since 2009); formerly, Treasurer (2006-2009),
                                                                                    Senior Vice President (2008-2009), previously,
                                                                                    Vice President (2006-2008) of Janus Capital
                                                                                    Group, Inc.; formerly. Senior Associate in
                                                                                    Morgan Stanley's Global Financial Services
                                                                                    Group (2000-2003); Chartered Accountant
                                                                                    Designation.

88    Nuveen Investments

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER
                                                                 OF PORTFOLIOS
    NAME,                                         YEAR FIRST     IN FUND COMPLEX    PRINCIPAL
    BIRTHDATE                 POSITION(s) HELD    ELECTED OR     OVERSEEN           OCCUPATION(s)
    AND ADDRESS               WITH THE FUNDS      APPOINTED(3)   BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   WILLIAM T. HUFFMAN                                                              Chief Operating Officer, Municipal Fixed
    5/7/69                                                                          Income (since 2008) of Nuveen Asset
    333 W. Wacker Drive       Vice President      2009                  135         Management; previously, Chairman, President
    Chicago, IL 60606                                                               and Chief Executive Officer (2002 - 2007) of
                                                                                    Northern Trust Global Advisors, Inc. and Chief
                                                                                    Executive Officer (2007) of Northern Trust
                                                                                    Global Investments Limited; Certified Public
                                                                                    Accountant.

o   WALTER M. KELLY                                                                 Senior Vice President (since 2008), Vice
    2/24/70                   Chief Compliance                                      President (2006-2008) formerly, Assistant Vice
    333 W. Wacker Drive       Officer and         2003                  199         President and Assistant General Counsel
    Chicago, IL 60606         Vice President                                        (2003-2006) of Nuveen Investments, LLC; Senior
                                                                                    Vice President (since 2008), formerly, Vice
                                                                                    President (2006-2008) and Assistant Secretary
                                                                                    (since 2008) of Nuveen Asset Management.

o   DAVID J. LAMB                                                                   Senior Vice President (since 2009), formerly,
    3/22/63                                                                         Vice President (2000-2009) of Nuveen
    333 W. Wacker Drive       Vice President      2000                  199         Investments, LLC; Vice President (since 2005)
    Chicago, IL 60606                                                               of Nuveen Asset Management; Certified Public
                                                                                    Accountant.

o   TINA M. LAZAR                                                                   Senior Vice President (since 2009), formerly,
    8/27/61                                                                         Vice President of Nuveen Investments, LLC
    333 W. Wacker Drive       Vice President      2002                  199         (1999-2009); Vice President of Nuveen Asset
    Chicago, IL 60606                                                               Management (since 2005).

o   LARRY W. MARTIN                                                                 Senior Vice President (since 2010), Assistant
    7/27/51                   Vice President                                        Secretary and Assistant General Counsel of
    333 W. Wacker Drive       and Assistant       1988                  199         Nuveen Investments, LLC; Vice President (since
    Chicago, IL 60606         Secretary                                             2005) and Assistant Secretary of Nuveen
                                                                                    Investments, Inc.; Vice President (since 2005)
                                                                                    and Assistant Secretary (since 1997) of Nuveen
                                                                                    Asset Management; Vice President and Assistant
                                                                                    Secretary of Nuveen Investments Advisers Inc.
                                                                                    (since 2002); NWQ Investment Management
                                                                                    Company, LLC (since 2002), Symphony Asset
                                                                                    Management LLC (since 2003), Tradewinds Global
                                                                                    Investors, LLC, Santa Barbara Asset Management
                                                                                    LLC (since 2006) and of Nuveen HydePark Group,
                                                                                    LLC and Nuveen Investment Solutions, Inc.
                                                                                    (since 2007).

o   KEVIN J. MCCARTHY                                                               Managing Director (since 2008), formerly, Vice
    3/26/66                   Vice President                                        President (2007-2008), Nuveen Investments,
    333 W. Wacker Drive       and Secretary       2007                  199         LLC; Managing Director (since 2008), formerly,
    Chicago, IL 60606                                                               Vice President, and Assistant Secretary,
                                                                                    Nuveen Asset Management, and Nuveen
                                                                                    Investments Holdings, Inc.; Vice President
                                                                                    (since 2007) and Assistant Secretary, Nuveen
                                                                                    Investment Advisers Inc., Nuveen Investment
                                                                                    Institutional Services Group LLC, NWQ
                                                                                    Investment Management Company, LLC, Tradewinds
                                                                                    Global Investors LLC, NWQ Holdings, LLC,
                                                                                    Symphony Asset Management LLC, Santa Barbara
                                                                                    Asset Management LLC, Nuveen HydePark Group,
                                                                                    LLC and Nuveen Investment Solutions, Inc.
                                                                                    (since 2007); prior thereto, Partner, Bell,
                                                                                    Boyd & Lloyd LLP (1997- 2007).

o   JOHN V. MILLER                                                                  Chief Investment Officer and Managing Director
    4/10/67                                                                         (since 2007), formerly, Vice President
    333 W. Wacker Drive       Vice President      2007                  135         (2002-2007) of Nuveen Asset Management and
    Chicago, IL 60606                                                               Managing Director (since 2007), formerly Vice
                                                                                    President (2002-2007) Nuveen Investments, LLC;
                                                                                    Chartered Financial Analyst.

                                                        Nuveen Investments    89

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER
                                                                 OF PORTFOLIOS
    NAME,                                         YEAR FIRST     IN FUND COMPLEX    PRINCIPAL
    BIRTHDATE                 POSITION(s) HELD    ELECTED OR     OVERSEEN           OCCUPATION(s)
    AND ADDRESS               WITH THE FUNDS      APPOINTED(3)   BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   GREGORY MINO                                                                    Senior Vice President (since 2010) of Nuveen
    1/4/71                                                                          Investments, LLC, formerly Vice President
    333 W. Wacker Drive       Vice President      2009                  199         (2008-2010); previously, Director (2004- 2007)
    Chicago, IL 60606                                                               and Executive Director (2007-2008) of UBS
                                                                                    Global Asset Management; previously, Vice
                                                                                    President (2000-2003) and Director (2003-2004)
                                                                                    of Merrill Lynch Investment Managers;
                                                                                    Chartered Financial Analyst.

o   CHRISTOPHER M. ROHRBACHER                                                       Vice President, Nuveen Investments, LLC (since
    8/1/71                    Vice President                                        2008); Vice President and Assistant Secretary,
    333 W. Wacker Drive       and Assistant       2008                  199         Nuveen Asset Management (since 2008); prior
    Chicago, IL 60606         Secretary                                             thereto, Associate, Skadden, Arps, Slate
                                                                                    Meagher & Flom LLP (2002-2008).

o   JAMES F. RUANE                                                                  Vice President, Nuveen Investments, LLC (since
    7/3/62                    Vice President                                        2007); prior thereto, Partner, Deloitte &
    333 W. Wacker Drive       and Assistant       2007                  199         Touche USA LLP (2005-2007), formerly, senior
    Chicago, IL 60606         Secretary                                             tax manager (2002-2005); Certified Public
                                                                                    Accountant.

o   MARK L. WINGET                                                                  Vice President, Nuveen Investments, LLC (since
    12/21/68                  Vice President                                        2008); Vice President and Assistant Secretary,
    333 W. Wacker Drive       and Assistant       2008                  199         Nuveen Asset Management (since 2008); prior
    Chicago, IL 60606         Secretary                                             thereto, Counsel, Vedder Price P.C.
                                                                                    (1997-2007).

(1) For California Value (NCA) and California Value 2 (NCB) Board Members serve three year terms. The Board of Trustees for NCA and NCB are divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For California Performance Plus
      (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

90    Nuveen Investments

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Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 ACT"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "INDEPENDENT BOARD MEMBERS"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "MAY MEETING"), the Boards of Trustees or Directors (as the case may be) (each a "Board" and each Trustee or Director, a "BOARD MEMBER") of the Funds (other than the Nuveen California Municipal Value Fund 2 (the "MUNICIPAL VALUE FUND 2"), which is new), including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "ADVISORY AGREEMENT") between each Fund (other than the Municipal Value Fund 2) and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, such Boards also held a separate meeting on April 21-22, 2009 (the "APRIL MEETING"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting. The initial Advisory Agreement between NAM and the Municipal Value Fund 2 was approved separately at meetings of the Board of such Fund held on February 27, 2009 and March 16, 2009.

The discussion of the approvals for the Funds other than the Municipal Value Fund 2 is set forth below in Section I, followed by the discussion in Section II of the approval for the Municipal Value Fund 2.

                                       I.
                  NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
             NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
            NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
           NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
             NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
              NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.

                                                        Nuveen Investments    91

Annual Investment Management Agreement
Approval Process (continued)

With respect to the Funds listed above (for purposes of this Section I, the "FUNDS"), in evaluating the applicable Advisory Agreements (for purposes of this
Section I, the "ADVISORY AGREEMENTS"), the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("WINSLOW CAPITAL"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.    NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

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

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPS") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refi-nancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

                                                        Nuveen Investments    93

Annual Investment Management Agreement
Approval Process (continued)

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.    THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "PERFORMANCE PEER GROUP") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

94    Nuveen Investments

C.    FEES, EXPENSES AND PROFITABILITY

      1.    FEES AND EXPENSES

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "PEER UNIVERSE") and in certain cases, to a more focused subset of funds in the Peer Universe (the "PEER GROUP").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2.    COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

                                                        Nuveen Investments    95

Annual Investment Management Agreement
Approval Process (continued)

      3.    PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

96    Nuveen Investments

D.    ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.    INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

                                                        Nuveen Investments    97

Annual Investment Management Agreement
Approval Process (continued)

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.    OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                       II

                    NUVEEN CALIFORNIA MUNICIPAL VALUE FUND 2

The Board is responsible for approving the advisory arrangement of the Municipal Value Fund 2 (for purposes of this Section II, the "FUND") and, at meetings held on February 27, 2009 and March 16, 2009 (collectively, for purposes of this
Section II, the "MEETING"), the Board Members, including the Independent Board Members, considered and approved the investment advisory agreement (for purposes of this Section II, the "ADVISORY AGREEMENT") between the Fund and NAM.

To assist the Board in its evaluation of the Advisory Agreement at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

      o the nature, extent and quality of services expected to be provided by NAM;

      o the organization of NAM, including the responsibilities of various departments and key personnel;

      o the expertise and background of NAM with respect to the Fund's investment strategy;

      o the performance records of NAM and of certain similar Nuveen funds (as described below);

      o the profitability of Nuveen Investments, Inc. ("NUVEEN") (which incorporated Nuveen's wholly-owned affiliated sub-advisers);

      o the proposed management fees of NAM, including comparisons of such fees with the management fees of comparable, unaffiliated funds, as well as comparable, affiliated funds;

98    Nuveen Investments

      o the advisory fees NAM assesses to other types of investment products or clients;

      o the expected expenses of the Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of comparable, unaffiliated funds, as well as comparable, affiliated funds; and

      o     the soft dollar practices of NAM, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board's duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the advisory agreement with NAM for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.    NATURE, EXTENT AND QUALITY OF SERVICES

The Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. As NAM already serves as adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of NAM's organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by NAM, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of NAM and its services in evaluating the Advisory Agreement.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and NAM's experience with applicable investment strategies. The Independent Board Members further evaluated the professional experience, qualifications and credentials of NAM's investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

                                                        Nuveen Investments    99

Annual Investment Management Agreement
Approval Process (continued)

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members have recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Advisory Agreement were satisfactory.

B.    INVESTMENT PERFORMANCE

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with NAM's performance record on other Nuveen funds, and the Fund is expected to employ a substantially similar investment philosophy and strategies that have guided two other Nuveen state municipal closed-end funds (specifically, the Nuveen New York Municipal Value Fund, Inc. (NNY) and the Nuveen California Municipal Value Fund, Inc.
(NCA)). Accordingly, the Board Members were provided with certain performance information for these comparable funds, including calendar year total returns for the years 2000 through 2008.

C.    FEES, EXPENSES AND PROFITABILITY

      1.    FEES AND EXPENSES

      In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund's proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds. In this regard, the Independent Board Members noted the limited universe of municipal funds with an unleveraged capital structure, and the even more limited universe of state municipal funds with an unleveraged capital structure (I.E., none other than for the states of California and New
      York), which made it difficult to make peer group comparisons.

      In addition, the Fund was not expected to issue preferred shares or debt instruments; however, the Board Members noted that the Fund may make investments in inverse floating rate securities (including inverse floating rate securities representing interests in so-called "tender option bond trusts" formed by third-party sponsors for the purpose of holding municipal bonds). The Independent Board Members recognized that assets financed through the creation of tender option bond trusts in which the Fund may invest or other financial leverage used would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily "Managed Assets." "Managed Assets" generally means the total

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

      assets of the Fund (including assets attributable to the Fund's use of financial leverage such as, but not limited to, proceeds from tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities incurred for the express purpose of creating financial leverage). Accordingly, the advisory fees paid to NAM for investment advisory services will be higher if the Fund uses financial leverage, which may create a conflict of interest between NAM and the Fund's shareholders. This methodology is consistent with that used on Nuveen taxable leveraged funds and a Nuveen national municipal closed-end fund with a similar capital structure. The Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable expense reimbursements to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

      2.    COMPARISONS WITH THE FEES OF OTHER CLIENTS

      Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to a fund, the Independent Board Members believe such facts justify the different levels of fees.

      3.    PROFITABILITY OF NUVEEN

      In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities and the allocation methodology used in preparing the profitability data.

      The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

                                                        Nuveen Investments   101

Annual Investment Management Agreement
Approval Process (continued)

      In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. The Independent Board Members further received the Form 8-K of Nuveen for the quarter ending September 30, 2008. Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services to be provided.

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D.    ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision. Notwithstanding the foregoing, one method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including the fund-level breakpoints thereto. In this regard, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of its investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee

102   Nuveen Investments
arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Fund.

E.    INDIRECT BENEFITS

In evaluating fees, the Independent Board Members also considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Fund and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.    APPROVAL

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Advisory Agreement were fair and reasonable, that NAM's fees are reasonable in light of the services to be provided to the Fund and that the Advisory Agreement should be and was approved on behalf of the Fund.

                                                        Nuveen Investments   103

Reinvest Automatically
Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

104   Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                        Nuveen Investments   105

Glossary of Terms
Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

106   Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                        Nuveen Investments   107

Notes

108   Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN

State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                COMMON SHARES   PREFERRED SHARES
      FUND        REPURCHASED           REDEEMED
      NCA                  --                N/A
      NCB                  --                N/A
      NCP              13,800                 --
      NCO              18,300                405
      NQC                  --                 --
      NVC              21,200                245
      NUC              22,100                312

      N/A - Fund is not authorized to issue Preferred shares.

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                        Nuveen Investments   109

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

FOCUSED ON MEETING INVESTOR NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $145 billion of assets on December 31, 2009.

FIND OUT HOW WE CAN HELP YOU.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o  Share prices

o  Fund details

o  Daily financial news

o  Investor education

o  Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                     EAN-A-0210D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

              Nuveen California Select Quality Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                              AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                TO FUND (1)               BILLED TO FUND (2)            BILLED TO FUND (3)       BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2010                $ 23,460                         $ 0                           $ 0                     $ 3,400
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    0%                          0%                            0%                          0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2009 (5)            $ 23,133                         $ 0                           $ 0                     $ 1,700
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    0%                          0%                            0%                          0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

(5)  Fund changed fiscal year from August to February starting in 2009.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2010                                          $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                             0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2009 (1)                                      $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                             0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1)  Fund changed fiscal year from August to February starting in 2009.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                          TOTAL NON-AUDIT FEES
                                                          BILLED TO ADVISER AND
                                                         AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                         PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                         RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                              TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                 BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2010                   $ 3,400                       $ 0                           $ 0                       $ 3,400
February 28, 2009 (1)               $ 1,700                       $ 0                           $ 0                       $ 1,700

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

(1)  Fund changed fiscal year from August to February starting in 2009.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                FUND
Scott R. Romans     Nuveen California Select Quality Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER  TYPE OF ACCOUNT MANAGED             ACCOUNTS   ASSETS*
--------------------------------------------------------------------------------
Scott R. Romans    Registered Investment Company       29         $5.293 billion
                   Other Pooled Investment Vehicles    0          $0
                   Other Accounts                      6          $1.6 million

* Assets are as of February 28, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of February 28, 2010, the S&P/Investortools Municipal Bond index was comprised of 54,637 securities with an aggregate current market value of $1,176 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of February 28, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                 DOLLAR RANGE OF
                                                                                                 EQUITY SECURITIES
                                                                                   DOLLAR        BENEFICIALLY OWNED
                                                                                   RANGE OF      IN THE REMAINDER OF
                                                                                   EQUITY        NUVEEN FUNDS
                                                                                   SECURITIES    MANAGED BY NAM'S
                                                                                   BENEFICIALLY  MUNICIPAL
NAME OF PORTFOLIO                                                                  OWNED IN      INVESTMENT
MANAGER              FUND                                                          FUND          TEAM
-------------------------------------------------------------------------------------------------------------------
Scott R. Romans      Nuveen California Select Quality Municipal Fund, Inc.         $0            $0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states. He has been Vice President of NAM since 2004, Portfolio Manager since 2003, and was, formerly, Assistant Vice President (2003-2004) and Senior Analyst (2000-2003). Currently, he manages investments for 30 Nuveen-sponsored investment companies. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
MARCH 1-31, 2009           21,200                $10.23       21,200                      2,273,600

APRIL 1-30, 2009                0                                  0                      2,273,600

MAY 1-31, 2009                  0                                  0                      2,273,600

JUNE 1-30, 2009                 0                                  0                      2,273,600

JULY 1-31, 2009                 0                                  0                      2,273,600

AUGUST 1-31, 2009               0                                  0                      2,273,600

SEPTEMBER 1-30, 2009            0                                  0                      2,273,600

OCTOBER 1-31, 2009              0                                  0                      2,310,000

NOVEMBER 1-30, 2009             0                                  0                      2,310,000

DECEMBER 1-31, 2009             0                                  0                      2,310,000

JANUARY 1-31, 2010              0                                  0                      2,310,000

FEBRUARY 1-28, 2010             0                                  0                      2,310,000

TOTAL                      21,200

* The registrant's repurchase program, which authorized the repurchase of 2,315,000 shares, was announced August 7, 2008. On October 3, 2009, the program was reauthorized for a maximum repurchase amount of 2,310,000 shares. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Select Quality Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: May 6, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: May 6, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: May 6, 2010
    -------------------------------------------------------------------